                                                                    EXHIBIT 10.7






                        WAREHOUSE AND SECURITY AGREEMENT


                           Dated as of June 28, 2001

                          TFC WAREHOUSE CORPORATION I
                                  as Borrower

                              THE FINANCE COMPANY
                       as Initial Purchaser and Servicer

               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                              as Collateral Agent

                                      and

                         WESTSIDE FUNDING CORPORATION
                                   as Lender

                               Table of Contents

                                                                                     Page
                                                                                     ----
                                            ARTICLE I
                                DEFINITIONS AND ACCOUNTING MATTERS

     Section 1.01  Defined Terms....................................................  2
     Section 1.02  Accounting Terms and Determinations..............................  2

                                           ARTICLE II
                                  ADVANCES, NOTE AND PREPAYMENTS

     Section 2.01  Advances.........................................................  2
     Section 2.02  The Note.........................................................  3
     Section 2.03  Procedures for Borrowing.........................................  3
     Section 2.04  Delivery of Contract Files and Lien Certificate..................  4
     Section 2.05  Repayment of Advances; Interest..................................  4
     Section 2.06  Illegality; Substituted Interest Rates...........................  5
     Section 2.07  Determination of Borrowing Base; Mandatory Prepayments or
                   Pledge...........................................................  6
     Section 2.08  Optional Prepayments; Indemnity..................................  7
     Section 2.09  Requirements of Law..............................................  7
     Section 2.10  Purpose of Advances..............................................  8
     Section 2.11  Extension of Expected Facility Termination Date..................  9
     Section 2.12  Taxes............................................................  9

                                           ARTICLE III
                                     PAYMENTS; COMPUTATIONS

     Section 3.01  Payments......................................................... 10
     Section 3.02  Computations..................................................... 10
     Section 3.03  Settlement Procedures............................................ 11

                                            ARTICLE IV
                                        COLLATERAL SECURITY

     Section 4.01  Collateral; Security Interest.................................... 13
     Section 4.02  Further Documentation............................................ 15
     Section 4.03  Changes in Locations, Name, etc.................................. 15
     Section 4.04  Collateral Agent's Appointment as Attorney-in-Fact............... 16
     Section 4.05  Reimbursement for Performance by Collateral Agent of Borrower's
                   Obligations...................................................... 17
     Section 4.06  Proceeds......................................................... 18
     Section 4.07  Remedies......................................................... 18
     Section 4.08  Servicing Rights................................................. 19
     Section 4.09  Limitation on Duties Regarding Preservation of Collateral........ 19

     Section 4.10  Powers Coupled with an Interest.................................. 19
     Section 4.11  Release of Security Interest..................................... 19
     Section 4.12  Rights of Secured Parties; Limitations on Secured Parties'
                   Obligations...................................................... 20
     Section 4.13  Opinion Concerning Preservation of Security Interests............ 21

                                           ARTICLE V
                                      CONDITIONS PRECEDENT

     Section 5.01  Initial Advance.................................................. 21
     Section 5.02  Initial and Subsequent Advances.................................. 24
     Section 5.03  First Subsequent Advance......................................... 27

                                           ARTICLE VI
                                  REPRESENTATIONS AND WARRANTIES

     Section 6.01  Representations and Warranties Relating to the Borrower.......... 28
     Section 6.02  Representations and Warranties of TFC............................ 33

                                          ARTICLE VII
                                           COVENANTS

     Section 7.01  Covenants of Borrower............................................ 38
     Section 7.02  Covenants of TFC................................................. 45
     Section 7.03  Securitizations.................................................. 53

                                          ARTICLE VIII
                                       EVENTS OF DEFAULT

     Section 8.01  Events of Default................................................ 53

                                           ARTICLE IX
                                      REMEDIES UPON DEFAULT

     Section 9.01  Remedies......................................................... 58

                                           ARTICLE X
                                   NO DUTY OF COLLATERAL AGENT

     Section 10.01 No Duty of Collateral Agent...................................... 59

                                          ARTICLE XI
                                         MISCELLANEOUS

     Section 11.01 No Waiver; Remedies Cumulative................................... 59
     Section 11.02 Notices.......................................................... 59
     Section 11.03 Indemnification and Expenses..................................... 61
     Section 11.04 Amendments; Waivers.............................................. 62

     Section 11.05 Severability..................................................... 63
     Section 11.06 Survival......................................................... 63
     Section 11.07 Captions......................................................... 63
     Section 11.08 Counterparts..................................................... 63
     Section 11.09 GOVERNING LAW; ETC............................................... 63
     Section 11.10 SUBMISSION TO JURISDICTION; WAIVERS.............................. 63
     Section 11.11 WAIVER OF JURY TRIAL............................................. 64
     Section 11.12 Acknowledgments.................................................. 64
     Section 11.13 No Proceedings................................................... 65
     Section 11.14 Assignments; Participations...................................... 65
     Section 11.15 Servicing........................................................ 65
     Section 11.16 Periodic Due Diligence Review.................................... 66
     Section 11.17 Set-Off.......................................................... 67
     Section 11.18 Confidentiality.................................................. 67
     Section 11.19 Entire Agreement................................................. 67
     Section 11.20 Future Assurances................................................ 68
     Section 11.21 Conflicting Directives of Lender and Insurer..................... 68
     Section 11.22 Third-Party Beneficiaries........................................ 68

APPENDICES
----------

     APPENDIX A     Defined Terms

EXHIBITS
--------

     EXHIBIT A      Advance Rate Matrix
     EXHIBIT B      Form of Custodial Agreement
     EXHIBIT C      Form of Interest Rate Hedging Agreement
     EXHIBIT D      Eligibility Criteria
     EXHIBIT E      Form of Contract
     EXHIBIT F      Copy of Policy
     EXHIBIT G      Underwriting Guidelines
     EXHIBIT H      Form of Note
     EXHIBIT I      Notice of Borrowing and Pledge
     EXHIBIT J      Forms of Opinion of Counsel to TFC Parties
     EXHIBIT K      Filing Jurisdictions and Offices
     EXHIBIT L      Trade Names, Etc.
     EXHIBIT M      Borrowing Base Deficiency Notice
     EXHIBIT N      Schedule of TFC Indebtedness
     EXHIBIT O      Schedule of TFC Insurance
     EXHIBIT P      Net Realized Loss Matrix
     EXHIBIT Q      Form of GAP Policy
     EXHIBIT R      Form of Total Loss Protection Policy
     EXHIBIT S      TFC's Deferment Policy

                                                                  EXECUTION COPY


                        WAREHOUSE AND SECURITY AGREEMENT

          WAREHOUSE AND SECURITY AGREEMENT, dated as of June 28, 2001, among TFC WAREHOUSE CORPORATION I, a Delaware corporation (the "Borrower"), THE FINANCE
                                                      --------
COMPANY, a Virginia corporation (in its capacity as initial purchaser of Contracts from Approved Dealers, "TFC" and, in its capacity as servicer of the
                                  ---
Contracts, the "Servicer"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a
                --------
national banking association (the "Collateral Agent") and WESTSIDE FUNDING
                                   ----------------
CORPORATION, a Delaware corporation (the "Lender").
                                          ------

                                  WITNESSETH:
                                  ----------

          WHEREAS, the Borrower wishes to borrow certain sums from time to time to provide interim financing of certain Contracts (as defined herein);

          WHEREAS, such Contracts were or will be originated by Approved Dealers of TFC pursuant to the Military Finance Program or the Auto Centers Program and purchased from such Dealers by TFC and sold from time to time by TFC to the Borrower pursuant to the Purchase Agreement (as defined herein);

          WHEREAS, pursuant to the terms and conditions of the Servicing Agreement (as defined herein) such Contracts shall be serviced by the Servicer;

          WHEREAS, such Contracts and related assets shall secure Advances (as defined herein) to be made by Lender hereunder;

          WHEREAS, the Lender is willing, subject to the terms and conditions of this Loan Agreement and in consideration for Borrower granting Panmure or any Affiliate thereof a right of first refusal to act as sole and exclusive placement agent in connection with Securitizations related to all or any portion of the Contracts and related assets (provided that the Panmure or such Affiliate is in the business of placing asset-backed securities) to make Advances as more particularly described herein; and

          WHEREAS, the Insurer (as defined herein) will issue the Policy (as defined herein) insuring Covered Payments (as defined herein) in respect of the Advances.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                      DEFINITIONS AND ACCOUNTING MATTERS

     Section 1.01   Defined Terms.  Whenever used in this Agreement, capitalized
                    -------------
terms used and not otherwise defined herein shall have the meanings set forth in Appendix A attached hereto.

     Section 1.02   Accounting Terms and Determinations.  Except as otherwise
                    -----------------------------------
expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lender or the Insurer hereunder shall be prepared, in accordance with GAAP consistently applied.


                                  ARTICLE II

                         ADVANCES, NOTE AND PREPAYMENTS

     Section 2.01   Advances.
                    --------

          (a) Subject to the terms and conditions of this Loan Agreement, and relying on the representations, warranties and covenants hereinafter set forth, the Lender agrees to make one or more loans (each, an "Advance"; and
                                                       -------
collectively, the "Advances") to the Borrower from time to time during the
                   --------
Commitment Period up to a maximum principal amount at any one time outstanding of the Maximum Facility Amount; provided, however, that no Advance shall be made
       ------- ---------------  --------  -------
(i) on a day other than a Permitted Advance Date, (ii) in an amount less than the Minimum Advance Amount, (iii) in an amount which would exceed the Available Commitment on such Permitted Advance Date or (iv) in an amount which, when added to the Total Outstanding Advances on such Permitted Advance Date (before giving effect to the Advance to be made on such Permitted Advance Date), would result in a Borrowing Base Deficiency after giving effect to such Advance or (v) in an amount in excess of the Aggregate Principal Balance of the Eligible Contracts to be funded with such Advance.

          (b) Subject to the terms and conditions of this Loan Agreement, during the Commitment Period the Borrower may borrow, repay and reborrow hereunder in accordance with the procedures set forth in Section 2.03.
                                            ------------

          (c) In no event shall an Advance be made (i) when any Default has occurred and is continuing or would occur as a result of such Advance or (ii) when any Funding Termination Event has occurred and is continuing or would occur as a result of such Advance.

          (d) The Lender shall have no obligation to make Advances unless each condition precedent set forth in Section 5.01 and Section 5.02 shall have
                                      ------------     ------------
been satisfied.

   Section 2.02  The Note.
                 ---------

          (a) The Advances made by the Lender shall be evidenced by a single promissory note of the Borrower substantially in the form of Exhibit H hereto
                                                             ---------
(the "Note"), duly executed by Borrower, dated the date hereof, payable to the
      ----
order of Lender in a principal amount equal to the amount of the Maximum Facility Amount and otherwise duly completed. The Lender shall have the right to have the Note subdivided, by exchange for promissory notes of lesser denominations or otherwise.

          (b) The date and amount of each Advance made by the Lender to the Borrower, and each payment made on account of the principal and interest thereof, shall be recorded by the Lender on its books and endorsed by the Lender on the schedule attached to and constituting part of the Note and any continuation thereof. Such recordation and endorsement shall be conclusive in the absence of manifest error; provided that the failure of the Lender to make
                               --------
any such recordation or endorsement or any error in such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing hereunder or under the Note.

   Section 2.03  Procedures for Borrowing.
                 ------------------------

          (a) The Borrower may request an Advance hereunder, on any Business Day during the Commitment Period, by delivering to the Lender, with a copy to the Collateral Agent and the Insurer, an irrevocable written Notice of Borrowing and Pledge substantially in the form of Exhibit I hereto (a "Notice of Borrowing
                                        ---------            -------------------
and Pledge"), appropriately completed and executed by a Responsible Officer of
----------
the Borrower, which Notice of Borrowing and Pledge must be received by the Lender, with a copy to the Collateral Agent, no later than 12:00 p.m., New York City time, three (3) Business Days prior to the requested Funding Date of such Advance; provided, that the Borrower shall not request more than one Advance in
         --------
any calendar week. Such Notice of Borrowing and Pledge shall (i) attach a Contract Schedule identifying the Eligible Contracts (and specifying which of such Contracts are Previously Financed Contracts) that the Borrower proposes to pledge to the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, and to be included in the Borrowing Base in connection with such Advance, (ii) contain the amount of the requested Advance, which shall in all events be at least equal to the Minimum Borrowing Amount, to be made on such Funding Date, (iii) specify the requested Funding Date, (iv) attach an officer's certificate signed by a Responsible Officer of the Servicer as to the satisfaction of all of the matters referred to in Sections 5.02 (a),
                                                            -----------------
(b) and (c) hereof (a "Borrowing Base Certificate"), and (v) attach such other
---     ---            --------------------------
information reasonably requested by the Lender from time to time.

          (b) With respect to each requested Advance, upon satisfaction of all conditions precedent set forth in Section 5.01 and 5.02 hereof and the
                                      ------------     ----
satisfaction of all procedures set forth in this Section 2.03, the Lender shall
                                                 ------------
transfer an amount equal to the excess
of (x) the amount of such Advance over (y) the Funding Date Reserve Account Deposit with respect to such Advance, to such account as the Borrower shall designate to Lender in writing, and shall deliver to the Collateral Agent for deposit in the Reserve Account the Funding Date Reserve Account Deposit with respect to such Advance.

   Section 2.04  Delivery of Contract Files and Lien Certificate.
                 ------------------------------------------------

          (a) The Borrower shall deliver (or cause to be delivered) and release to the Collateral Agent no later than 12:00 p.m., New York City time, two (2) Business Days prior to the requested Funding Date, the Funding Date Documentation pertaining to each Contract to be pledged to the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, and included in the Borrowing Base on such requested Funding Date, in accordance with the terms and conditions of the Custodial Agreement.

          (b) Pursuant to the Custodial Agreement, the Collateral Agent shall deliver to the Lender, with a copy thereof to the Insurer, no later than 12:00 p.m., New York City time, on each Certification Date, (i) a Certification in respect of the Funding Date Documentation for all Contracts pledged to the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, in connection with such Certification Date and (ii) a Contract Exception Report in respect of each such Contract.

          (c) The Borrower shall, or shall cause the Servicer on behalf of the Borrower to, use its best efforts to collect each Lien Certificate from the applicable Registrar of Titles as promptly as practicable. If a Lien Certificate with respect to a Contract showing TFC as first lienholder is not received by the Collateral Agent within 120 days after the Certification Date, such Contract shall cease to be an Eligible Contract and, if a Borrowing Base Deficiency results, the Borrower shall be required to take the action specified in
Section 2.07.
------------

          (d) If any Contracts to be pledged to the Collateral Agent are Previously Financed Contracts, (i) concurrently with the delivery of the related Notice of Borrowing and Pledge, the Borrower shall have delivered to (x) the Collateral Agent or its agent (with a copy to the Lender and the Insurer) an original executed Payoff Letter from each Prior Lender, and (y) the Lender or its agent (with a copy to the Collateral Agent and the Insurer) the original executed UCC partial or full release described in the definition of "Payoff Letter", and (ii) the aggregate amount to be paid under all such Payoff Letters shall not exceed the excess of (x) principal amount of the related Advance over
(y) the Funding Date Reserve Account Deposit required to be deposited in the Reserve Account in respect of such Advance pursuant to Section 2.03(b) hereof.
                                                       ---------------

   Section 2.05  Repayment of Advances; Interest.
                 -------------------------------

          (a) No later than the Facility Termination Date, the Borrower shall pay to the Lender the Total Outstanding Advances, plus all accrued and unpaid interest thereon, and shall pay all other Secured Obligations then accrued, in full.

          (b) The Borrower hereby promises to pay to the Lender interest on the unpaid principal amount of each Advance for each Accrual Period for such Advance until the principal amount of such Advance is paid in full, at a rate per annum equal to the LIBOR Rate for such Advance plus the Applicable Margin,
                                                   ----
calculated on the basis of the actual number of days elapsed in a year of 360 days. Notwithstanding the foregoing, the Borrower hereby promises to pay to the Lender interest at the LIBOR Rate plus the Applicable Margin on any principal of any Advance and on any other amount payable by the Borrower hereunder or under the other Loan Documents that shall not be paid in full when due (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Advance shall be payable on each Payment Date.

          (c) If, by the terms of this Loan Agreement or the Note, Borrower at any time is required or obligated to pay interest at a rate in excess of the maximum rate permitted by applicable law, the rate of interest shall be deemed to be immediately reduced to such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments made in reduction of the principal amount due hereunder and under the Note.

   Section 2.06  Illegality; Substituted Interest Rates.  Notwithstanding any
                 --------------------------------------
other provisions herein, (a) if any Requirement of Law or any change therein or in the interpretation or application thereof shall make it unlawful for the Lender to make or maintain any Advances at the LIBOR Rate as contemplated by this Loan Agreement, or (b) in the event that the Lender shall have determined (which determination shall be conclusive and binding upon the Borrower and the Insurer) that by reason of circumstances affecting the LIBOR interbank market neither adequate nor reasonable means exist for ascertaining the LIBOR Rate, or
(c) the Lender shall have determined (which determination shall be conclusive and binding on the Borrower and the Insurer) that the LIBOR Rate will not adequately and fairly reflect the cost to the Lender of maintaining or funding the Advances based on such LIBOR Rate, (x) the obligation of the Lender to make or maintain Advances at the LIBOR Rate shall forthwith be suspended and the Lender shall promptly notify the Borrower and the Insurer thereof (by telephone confirmed in writing) and (y) each Advance then outstanding, if any, shall, from and including the date of the Borrower's receipt of notice from the Lender of the occurrence of any condition set forth in clause (a) , (b) or (c), or at such
                                             ----------   ---    ---
earlier date as may be required by law, until payment in full thereof, bear interest at the rate per annum equal to the greater of the Base Rate and the rate of interest (including the Applicable Margin) in effect on the date immediately preceding the date any event described in clause (a), (b) or (c)
                                                      ----------  ---    ---
occurred (calculated on the basis of the actual number of days elapsed in a year of 360 days). If subsequent to such suspension of the obligation of the Lender to make or maintain the Advances at the LIBOR Rate it becomes lawful for the Lender to make or maintain the Advances at the LIBOR Rate, or the circumstances described in clause (b) or (c) above no longer exist, the Lender shall so notify
             ----------    ---
the Borrower and the Insurer and its obligation to do so shall be reinstated effective as of the date it becomes lawful for Lender to make or maintain the Advances at the LIBOR Rate or the circumstances described in clause (b) or (c)
                                                             ----------    ---
above no longer exist.

     Section 2.07   Determination of Borrowing Base; Mandatory Prepayments or
                    ---------------------------------------------------------
Pledge.
------

          (a) If at any time the Total Outstanding Advances exceeds the Borrowing Base, including, without limitation, as a result of any Contract ceasing to be an Eligible Contract (a "Borrowing Base Deficiency") the Borrower
                                       -------------------------
shall no later than (i) 12:00 p.m., New York City time, on the second (2nd) Business Day after the discovery of such Borrowing Base Deficiency, prepay the outstanding principal amount of Advances in part or in whole, together with accrued and unpaid interest on, and other costs relating to, such prepayment under this Agreement payable by the Borrower with respect to, the principal amount prepaid, or (ii) 12:00 p.m., New York City, time on the second (2nd) Business Day after the discovery of such Borrowing Base Deficiency, pledge additional Eligible Contracts to the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer (which shall be in all respects acceptable to the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer), such that after giving effect to such prepayment or pledge the Total Outstanding Advances do not exceed the Borrowing Base. It is understood and agreed that, if the Borrower notifies the Lender pursuant to Section 7.01(m) that it has elected to cure such Borrowing Base
            ---------------
Deficiency pursuant to clause (ii) above and the Collateral Agent shall have not
                       -----------
issued to the Lender a Certification with respect to such additional pledged Eligible Contracts, complete and free of exceptions, by 12:00 p.m., New York City time, on the Certification Date for such additional pledged Contracts, such failure to comply with clause (ii) above shall be an Event of Default as set
                       -----------
forth in Section  8.01(f).
         -----------------

          (b) If any Contract ceases to be an Eligible Contract by reason of the violation, with respect to such Contract, of any of the Eligibility Criteria set forth in Exhibit D hereto (except for any violation of a criterion set forth in paragraph 1(G) of such Eligibility Criteria concerning whether such Contract becomes an Over-60 Contract, a Repossessed Contract or a Liquidated Contract after the Funding Date of such Contract), the Borrower shall, no later than 12:00 p.m., New York City time, on the second (2nd) Business Day after the discovery of such violation, obtain the release of the Collateral Agent's security interest in such Contract, pursuant to Section 4.11, by depositing (or
                                                ------------
causing to be deposited) into the Collection Account the Release Price for such Contract; provided, however, that, if a Borrowing Base Deficiency would
          --------  ------
otherwise occur as a result of such release and payment of the related Release Price, the Borrower shall, on the date of such release, cure such prospective Borrowing Base Deficiency in the manner set forth in Section 2.07(a)(i) or
                                                     ------------------
(a)(ii). Any Contract for which a release is required to be obtained pursuant to
-------
this Section 2.07(b) shall be repurchased from the Borrower by TFC in accordance
     ---------------
with Section 6.1 of the Purchase Agreement.
     -----------

          (c) If any Contract is required to be purchased from the Borrower by the Servicer pursuant to Section 3.18 of the Servicing Agreement,
                                     ------------
the Borrower, on the date of such purchase, shall obtain the release of the Collateral Agent's security interest in such Contract, pursuant to Section 4.11,
                                                                   ------------
by depositing (or causing to be deposited) into the Collection Account the Release Price for such Contract; provided, however, that, if a Borrowing Base
                                 --------  -------
Deficiency would otherwise occur as a result of such release and payment of the related Release Price, the

Borrower shall, on the date of such release, cure such prospective Borrowing Base Deficiency in the manner set forth in Section 2.07(a)(i) or (a)(ii).
                                           ------------------    -------

          (d) All proceeds of a Securitization shall be deposited in the Collection Account and applied on the Payment Date occurring as a result of such Securitization to the payment of any amounts then payable by the Borrower to: first, the payment of any Swap Obligations payable by the Borrower to the Hedge Counterparty pursuant to the Interest Rate Hedging Agreements; and, second, the prepayment of the aggregate principal amount of the Total Outstanding Advances, plus all accrued and unpaid interest on the Total Outstanding Advances and all other Secured Obligations then accrued. Such payments shall be made in the order and priority provided in Section 3.03(b). Without limitation of the
                               ---------------
foregoing, any proceeds of a Securitization remaining after giving effect to the payments required to be made on the related Payment Date pursuant to clauses first through eleventh of Section 3.03(b) shall be paid to the Borrower pursuant
-----         --------    ---------------
to clause twelfth of Section 3.03(b).
          -------    ---------------

     Section 2.08   Optional Prepayments; Indemnity.
                    -------------------------------

          (a) The Borrower may prepay, in whole but not in part (unless the Lender consents in writing to a partial prepayment), the Total Outstanding Advances at any time. Any amounts prepaid shall be applied to repay the outstanding principal amount of any Advances (together with interest thereon) until paid in full. Amounts repaid may be reborrowed in accordance with the terms of this Loan Agreement. If the Borrower intends to prepay the Total Outstanding Advances in whole, but not in part, from any source, the Borrower shall give five (5) Business Days' prior written notice thereof to the Lender and the Insurer, specifying the date and amount of prepayment. Any such prepayment shall be accompanied by any Prepayment Premium together with all other Secured Obligations then due and owing. If such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid.

          (b) The Borrower agrees to indemnify the Lender and to hold it harmless from any cost, loss or expense which Lender may sustain or incur as a consequence of (i) the Borrower making any payment or prepayment (other than pursuant to Section 2.07 hereof) of principal of any Advance on a day which is
            ------------
not a Payment Date, (ii) any failure by the Borrower to take an Advance hereunder after notice of such Advance has been given pursuant to this Loan Agreement, (iii) any default by the Borrower in making any prepayment of the Total Outstanding Advances on the due date therefor, (iv) any acceleration of the maturity of any Advances by the Lender or the Insurer in accordance with the terms of this Loan Agreement, including, but not limited to, any cost, loss or expense arising in liquidating the Collateral and from interest or fees payable by the Lender to lenders of funds obtained by it in order to maintain the Advances hereunder, or (v) arising from a violation with respect to any Contract of an eligibility criterion set forth in the Eligibility Criteria annexed hereto as Exhibit D. Indemnification pursuant to this Section shall survive the
   ---------
termination of this Loan Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation.

     Section 2.09   Requirements of Law.
                    -------------------

          (a) If any Requirement of Law or any change in the interpretation or application thereof or compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

          (i) shall subject the Lender to any tax, duty or other charge of any kind whatsoever with respect to this Loan Agreement, the Note or any Advance made by it (excluding net income taxes) or change the basis of taxation of payments to the Lender in respect thereof or in respect of any other amounts payable by the Borrower to the Lender pursuant to this Loan Agreement or any other Loan Document;

          (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory advance or similar requirement against receivables or other assets held by, deposits or other liabilities in or for the account of, advances or other extensions of credit by, or any other acquisition of funds by, any office of the Lender which is not otherwise included in the determination of the LIBOR Rate hereunder; or

          (iii)  shall impose on the Lender any other condition;

and the result of any of the foregoing is to increase the cost to the Lender, by an amount which the Lender deems to be material, of making, continuing or maintaining any Advance or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall pay the Lender, within ten
(10) days after demand by the Lender, such additional amount or amounts as will compensate the Lender for such increased cost or reduced amount receivable.

          (b) If the Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by the Lender or any Person controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on the Lender's or such Person's capital as a consequence of its obligations hereunder to a level below that which the Lender or such Person (taking into consideration the Lender's or such Person's policies with respect to capital adequacy) by an amount deemed by the Lender to be material, then from time to time, the Borrower shall pay to the Lender, within twenty (20) days after demand by the Lender, such additional amount or amounts as will compensate the Lender for such reduction.

          (c) If the Lender becomes entitled to claim any additional amounts pursuant to this Section 2.09, it shall notify the Borrower of the event by
                 ------------
reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section 2.09 submitted by the Lender to the
                                 ------------
Borrower shall be conclusive in the absence of manifest error. For clarity, any amounts payable by the Borrower to the Lender pursuant to this Section 2.09
                                                               ------------
shall be paid directly to the Lender in accordance with Section 3.01 (and shall
                                                        ------------
not be deposited in the Collection Account).

     Section 2.10   Purpose of Advances.  Each Advance shall be used to finance
                    -------------------
the purchase by the Borrower from TFC of Contracts that were originated by an Approved Dealer of TFC pursuant to the Military Finance Program or the Auto Centers Program and that are identified to the Lender in writing on each Contract Schedule, as such Contract Schedule may be amended from time to time in accordance with the Custodial Agreement.

     Section 2.11   Extension of Expected Facility Termination Date.
                    -----------------------------------------------

            (a) If, upon the occurrence of the Expected Facility Termination Date, each of the conditions specified in clause (b) below shall be satisfied
                                          ----------
(as determined by the Lender in its sole discretion), the Expected Facility Termination Date shall be extended to January 1, 2005; provided that, if the
                                                       --------
Expected Facility Termination Date shall be so extended, Royal Indemnity Company shall have the right (but shall have no obligation) to act as Insurer (pursuant to the issuance of a credit risk insurance policy acceptable to the Lender) until such extended Facility Termination Date; provided further that, if any
                                               -------- -------
successor insurer shall act as Insurer until such extended Facility Termination Date, the Collateral Agent's security interest in Collateral pledged hereunder by the Borrower prior to the date of such extension shall be for the benefit of the Insurer (rather than such successor insurer) until all obligations owed to the Insurer under the Loan Documents shall have been paid in full, and the Collateral pledged hereunder by the Borrower on or after the date of such extension shall be for the benefit of such successor insurer (rather than the Insurer), it being understood that the Collateral Agent's security interest in all Collateral (regardless of when pledged) also shall be for the benefit of the Lender and the Hedge Counterparty. If the Expected Facility Termination Date shall be so extended and if a successor insurer shall act as Insurer until such extended Facility Termination Date, the parties hereto shall cooperate with respect to any amendment to this Loan Agreement that is necessary or desirable to effect the intent of the immediately preceding proviso. In addition, the Servicer, in accordance with Section 3.04 of the Servicing Agreement, shall take
                             ------------
such steps as are necessary to maintain perfection of such security interests, as those security interests are described in the immediately preceding sentence.

            (b) The Expected Facility Termination Date shall not be extended unless the following conditions have been satisfied: (i) no Facility Termination Event shall have occurred, (ii) the Borrower shall not have delivered a written notice to the Lender, the Hedge Counterparty and the Insurer of its intent to cause the Facility Termination Date to occur pursuant to the definition of "Facility Termination Date" and (iii) the Lender, in its sole and absolute discretion, shall have delivered, no later than September 3, 2003, a written notice to the Borrower and, provided that no Insurer Default shall have occurred and be continuing, the Insurer of its intent to extend the Facility Termination Date as described in Section 2.11(a).
                     ---------------

     Section 2.12   Taxes.
                    -----

     All payments made by the Borrower under this Loan Agreement and the Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes), imposed on the Lender as a result of a present or former connection between the Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or the Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded
                                                             ------------
Taxes") are required to be imposed on the Lender hereunder or under the Note,
-----
the Borrower shall pay such taxes by having the amounts so payable to the Lender increased to the extent necessary to yield to the Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Loan Agreement and the Note. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Lender a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Lender the required receipts or other required documentary evidence, the Borrower shall indemnify the Lender for any incremental taxes, interest or penalties that may become payable by the Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Loan Agreement and the payment of the Advances and all other amounts payable hereunder and under the Note. For clarity, any amounts payable by the Borrower to the Lender pursuant to this Section 2.12 shall be
                                                       ------------
paid directly to the Lender in accordance with Section 3.01 (and shall not be
                                               ------------
deposited in the Collection Account).

                                  ARTICLE III

                            PAYMENTS; COMPUTATIONS

     Section 3.01   Payments.
                    --------

            (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower to the Lender under this Loan Agreement, the Note and the other Loan Documents shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Lender at the following account maintained by WestLB:
Account No. 920-1-060663 maintained at Chase Manhattan Bank, New York, ABA # 021000021, Ref: WFC/TFC, not later than 12:00 p.m., New York City time, on the date on which such payment shall become due (and each such payment made after such time on such due date shall be deemed to have been made on the next succeeding Business Day). Each of TFC and the Borrower acknowledges that it has no rights of withdrawal from the foregoing account.

            (b) Except to the extent otherwise expressly provided herein, if the due date of any payment under this Loan Agreement, the Note or the other Loan Documents would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall accrue and be payable at the then applicable rate for any principal so extended for the period of such extension.

     Section 3.02   Computations.  Interest on the Advances shall be computed on
                    ------------
the basis of a 360-day year for the actual days elapsed in the period for which payable.

     Section 3.03   Settlement Procedures.
                    ---------------------

            (a) All payments by Obligors in respect of the Contracts shall be collected and deposited in the manner set forth under Sections 3.02(c) and
                                                         ----------------
(d) of the Servicing Agreement. Notwithstanding the foregoing, if, on any day,
---
TFC, the Borrower or the Servicer receives any Collections in respect of any Contract, TFC or the Borrower shall (or shall cause the Servicer to), as applicable, deposit such Collections to the Collection Account no later than the Business Day immediately following such receipt. Each of TFC and the Borrower shall (and shall cause the Servicer to) use its best efforts to prevent the deposit of any funds other than proceeds of Collateral into the Collection Account.

            (b) Funds deposited in the Collection Account during any month shall be held therein, in trust for the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, until the next Payment Date. On each Lender Authorization Date, the Lender shall deliver an authorization (the "Lender Authorization") to the Collateral Agent, the Borrower and the Insurer,
---------------------
authorizing the Collateral Agent to make the allocations described in the related Servicer's Certificate on the next Payment Date pursuant to this Section
                                                                         -------
3.03(b).  Subject to the following sentence, on each Payment Date the Collateral
-------
Agent shall (based on the Servicer's Certificate delivered by the Servicer pursuant to Section 3.17 of the Servicing Agreement and the Lender
            ------------
Authorization, in each case, for such Payment Date) withdraw from the Collection Account all Available Funds, any Reserve Account Regular Application Amount, any Additional Reserve Account Application Amount and any Policy Claim Amount then on deposit therein, and apply such funds as follows:

     first, from Available Funds and, if Available Funds are insufficient, from
     -----
the Reserve Account Regular Application Amount, to the Hedge Counterparty, payment of any Swap Obligations then due and owing pursuant to each Interest Rate Hedging Agreement, plus any past due amounts not previously paid;

     second, from Available Funds and, if Available Funds are insufficient, from
     ------
the Reserve Account Regular Application Amount, to the Servicer, the Servicing Fee, and other amounts then due and owing to the Servicer (including applicable transition fees not to exceed $70,000 if the Successor Servicer or any other successor Servicer becomes the Servicer) pursuant to the Servicing Agreement, plus any past due amounts not previously paid;

     third, from Available Funds and, if Available Funds are insufficient, from
     -----
the Reserve Account Regular Application Amount, pro rata in accordance with the respective amounts then due and owing, (1) to the Collateral Agent, Backup Servicer, Securities Intermediary and Standby Post-Office Box Processor, the Administration Fee then due and owing plus any past due amounts not previously paid, plus the reimbursement of reasonable expenses incurred by the Collateral Agent, Backup Servicer, Securities Intermediary and Standby Post-Office Box Processor, respectively, in connection with such party's performance of its obligations pursuant to the Loan Documents, to the extent not previously reimbursed, and (2) to the Successor Servicer, the Successor Servicer Fee then due and owing plus any past due amounts not previously paid, plus the reimbursement of reasonable expenses incurred by the Successor Servicer in connection with the Successor Servicer's performance of its obligations pursuant to the Loan Documents, to the extent not previously reimbursed;

     fourth, from Available Funds and, if Available Funds are insufficient, from
     ------
the Reserve Account Regular Application Amount, and if Available Funds and amounts on deposit in the Reserve Account are insufficient, from the Policy Claim Amount, to the Lender, the Monthly Interest Payment Amount;

     fifth, from Available Funds and, if Available Funds are insufficient, from
     -----
the Reserve Account Regular Application Amount, to the Insurer, the Premium payable on such Payment Date, plus any past due amounts in respect of the Premium not previously paid;

     sixth, if such Payment Date is on or prior to the Facility Termination
     -----
Date, from Available Funds and, if Available Funds are insufficient, from the Reserve Account Regular Application Amount, to the Lender, the Unused Facility Fee then due and owing, plus any past due amounts not previously paid;

     seventh, from Available Funds and, if Available Funds are insufficient,
     -------
from the Reserve Account Regular Application Amount, and if Available Funds and amounts on deposit in the Reserve Account are insufficient, from the Policy Claim Amount, to the Lender, the Monthly Principal Payment Amount;

     eighth, from Available Funds and the Additional Reserve Account Application
     ------
Amount, if any, the Additional Principal Payment Amount;

     ninth, from Available Funds, to the Insurer, any amounts then due and owing
     -----
to the Insurer under the Policy and the Insurance Agreement, plus any past due amounts not previously paid;

     tenth, from Available Funds, to the Reserve Account, the amount required to
     -----
cause the Reserve Account Available Amount (after giving effect to payments made pursuant to clauses first through ninth above on such Payment Date) to equal the
                    -----         -----
Required Reserve Account Amount;

     eleventh, from Available Funds, to the Lender, any fees or reimbursements
     --------
due to the Lender pursuant to this Loan Agreement or any other Loan Document and previously unpaid; and

     twelfth, to the Borrower, all remaining Available Funds together with any
     -------
amounts released from the Reserve Account in excess of the Required Reserve Account Amount.

     The allocations to be made under this Section shall be described in the related Servicer's Certificate delivered pursuant to Section 3.17 of the
                                                     ------------
Servicing Agreement, provided that the Lender or, so long as an Insurer Default shall not have occurred and be continuing, the Insurer may (or may cause the Backup Servicer to) independently verify such allocations at the Lender's or Insurer's election. Absent such election (and corresponding notice to the Collateral Agent from the Lender and, as applicable, the Insurer), the Collateral Agent may rely in good faith on the related Servicer's Certificate absent manifest error.

     Any Policy Claim Amount paid pursuant to the Policy with respect to a Payment Date shall be applied by the Collateral Agent solely to make the payments referred to in clause fourth above and clause seventh above, in that
                               ------                  -------
order of priority, on such Payment Date, but only to the extent that Available Funds and the Reserve Account Available Amount for such Payment Date, after application as provided above, are insufficient to make such payments.

                                  ARTICLE IV

                              COLLATERAL SECURITY

     Section 4.01   Collateral; Security Interest.
                    -----------------------------

             (a) The Collateral Agent shall hold the Contract Documents (other than the Servicing Documents) pursuant to terms of the Custodial Agreement, as secured party for the benefit of the Lender, the Hedge Counterparty and the Insurer pursuant to Section 4.01(c), and shall deliver
                                         ---------------
Certifications to the Lender and the Insurer each to the effect that it has reviewed such Contract Documents in the manner and to the extent required by the Custodial Agreement and identifying any exceptions in such Contract Documents as so reviewed in the Contract Exception Reports.

             (b) All right, title and interest of the Borrower in, to and under each of the following items of property is hereinafter referred to as the "Collateral":
-----------

             (i) all Contracts identified on a Notice of Borrowing and Pledge delivered by the Borrower to the Lender, the Insurer and the Collateral Agent from time to time, including, without limitation all amounts paid or payable thereon or in respect thereof after the related Funding Date (including amounts due on or before such Funding Date but received by TFC, the Servicer or the Borrower on or after such Funding Date);

             (ii) all Contract Documents, any and all other documents that TFC or any other Servicer keeps on file in accordance with its customary procedures relating to the Contracts, the Obligors or the Financed Vehicles, and all rights and benefits, but none of the obligations and burdens, under Interest Rate Hedging Agreements entered into pursuant to the Hedging Strategy relating to such Contracts;

             (iii) all rights and interests, including security interests, in the Financed Vehicles granted by Obligors pursuant to the Contracts and any other interest of the Borrower in such Financed Vehicles;

             (iv) any proceeds and the right to receive proceeds with respect to the Contracts from claims on any Insurance Policies covering the Contracts, Financed Vehicles or Obligors, including rebates or refunds of insurance premiums relating to the Contracts, and any proceeds from the liquidation of, without limitation, the Contracts;

             (v) any and all rights against any Dealer pursuant to Dealer Agreements or Dealer Assignments, including, without limitation, any holdback amounts;

             (vi) property (including the right to receive Net Liquidation Proceeds) that secures a Contract and that has been acquired pursuant to liquidation of such Contract;

             (vii) all of its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, including the delivery requirements, representations and warranties and the cure, repurchase and indemnification obligations of TFC under the Purchase Agreement;

             (viii) all rights and benefits, but none of the obligations and burdens, under the Standby Processing Agreement;

             (ix) all rights under any Service Contracts on the related Financed Vehicles;

             (x) all Collections, the Collection Account, the Reserve Account and the balances, investments and all proceeds thereof and other items of value attributable or credited to the Collection Account and the Reserve Account and all rights with respect thereto;

             (xi) any rights with respect to warranties made by the seller of the Financed Vehicle;

             (xii) all "accounts", "chattel paper", "deposit accounts", "general intangibles", "goods" (including, without limitation, "equipment"), "instruments" and "investment property" as defined in the UCC relating to or constituting any and all of the foregoing;

             (xiii) any and all replacements, substitutions, distributions on, or Proceeds or products of any and all of the foregoing, including, without limitation, all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing; and

          (xiv) all other property of the Borrower from time to time (including, without limitation, all books and records of the Borrower) and all proceeds thereof.

          (c) As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, the Borrower hereby pledges, assigns and transfers to the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer and their respective successors, endorsees, transferees and assigns, and hereby grants to the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer and their respective successors, endorsees, transferees and assigns, a continuing security interest in all of the Borrower's right, title and interest in, to and under all of the Collateral whether now owned or existing or at any time hereafter acquired or arising by the Borrower or in which the Borrower now has or at any time in the future may acquire any right, title or interest. The Borrower agrees to mark its master computer records and tapes to evidence the interests granted to the Collateral Agent hereunder.

          (d) The foregoing pledge, assignment, transfer and grant is made solely to secure the payment by the Borrower of the Secured Obligations and to secure compliance with the provisions of this Loan Agreement and the other Loan Documents. The Collateral Agent, solely for the benefit of the Lender, the Hedge Counterparty and the Insurer, accepts such pledge, assignment, transfer and grant, and agrees to perform to the best of its ability the duties required of it in this Loan Agreement and the other Loan Documents to which it is a party, to the end that the interests of the Lender, the Hedge Counterparty and the Insurer arising out of or related to this Loan Agreement and the other Loan Documents may be adequately and effectively be protected.

     Section 4.02  Further Documentation.  At any time and from time to time,
                   ---------------------
and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further actions as are necessary (or as are requested by the Lender, the Insurer or, at the direction of the Lender or the Insurer, the Collateral Agent ) for the purpose of obtaining or preserving the full benefits of this Loan Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the Liens created hereby or the taking of any other action necessary to preserve the status of the Liens on the Collateral created hereby as first priority perfected liens. The Borrower also hereby authorizes the Collateral Agent to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law. A photographic or other reproduction of this Loan Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     Section 4.03   Changes in Locations, Name, etc.  Neither TFC nor the
                    --------------------------------
Borrower shall (i) change the location of its chief executive office/chief place of business from that specified in Section 6.02(i) hereof, in the case of TFC,
                                   ---------------
and Section 6.01(h) hereof, in the case of the Borrower, or (ii) change its
    ---------------
name, identity, corporate structure (or the equivalent) or jurisdiction of incorporation or change the location where it maintains its records with respect to the Collateral unless it shall have given the Collateral Agent, the Lender and the Insurer at least thirty (30) days prior written notice thereof and shall have delivered to the Collateral Agent all UCC financing statements and amendments thereto and taken all other actions as are necessary (or as are requested by the Lender, the Insurer or, at the direction of the Lender or the Insurer, the Collateral Agent ) to continue the status of the Collateral Agent's Liens on the Collateral as perfected first priority liens.

     Section 4.04   Collateral Agent's Appointment as Attorney-in-Fact.
                    --------------------------------------------------

             (a) Each of TFC and the Borrower hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of TFC and the Borrower, respectively, and in the name of TFC and the Borrower, respectively, or in its own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Loan Agreement and the other Loan Documents, to take any and all appropriate action and to execute any and all documents and instruments related to the Collateral which may be necessary to accomplish the purposes of this Loan Agreement and the other Loan Documents, and, without limiting the generality of the foregoing, each of TFC and the Borrower hereby gives the Collateral Agent the power and right, on behalf of TFC and the Borrower, respectively, without assent by, but with notice to, TFC and the Borrower, if an Event of Default shall have occurred and be continuing, to do the following:

             (i) in the name of TFC and/or the Borrower, as the case may be, or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Insurance Policy or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer, for the purpose of collecting any and all such moneys due under any such Insurance Policy or with respect to any other Collateral whenever payable;

             (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; and

             (iii) (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against TFC or the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Lender and, provided that no Insurer Default shall have occurred and be continuing, Insurer may deem appropriate; (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Lender's and, provided that no Insurer Default shall have occurred and be continuing, the Insurer's option and TFC's or the Borrower's expense, respectively, at any time, and from time to time, all acts and things which the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's Liens thereon and to effect the intent of this Loan Agreement and the other Loan Documents, all as fully and effectively as TFC and/or the Borrower might do; and (H) generally, at any time, or from time to time, to take all other actions in the exercise of any right or remedy available to a secured party under the UCC of each applicable jurisdiction, any Contract Document, or otherwise by law or agreement.

     Each of TFC and the Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable until the payment in full of the Secured Obligations and the termination of this Loan Agreement.

             (b) The Borrower also authorizes the Collateral Agent, at any time and from time to time, to execute at the direction of the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer, in connection with any sale provided for in Section 4.07 hereof, any
                                                     ------------
endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

             (c) The powers conferred on the Collateral Agent are solely to protect the Collateral Agent's interests in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and, without limiting Section 4.08,
                                                             ------------
neither the Collateral Agent nor any of its officers, directors, or employees shall be responsible to TFC or the Borrower for any act or failure to act under this
Section 4.04, except for its own gross negligence or willful misconduct.
------------

     Section 4.05   Reimbursement for Performance by Collateral Agent of
                    ----------------------------------------------------
Borrower's Obligations.  If TFC or the Borrower fails to perform or comply with
----------------------
any of its agreements contained in this Loan Agreement or the other Loan Documents and the Collateral Agent, at the direction of the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the out-of-pocket expenses of the Collateral Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the LIBOR Rate with a Designated Maturity of one month plus the margin specified in clause (ii) of the definition of "Applicable Margin" herein, shall be payable by TFC or the Borrower, as the case may be, to the Collateral Agent on demand and shall constitute Secured Obligations. For clarity, it is hereby acknowledged that this Section 4.05 does
                                                               ------------
not create any obligation of the Collateral Agent to comply with any direction of the Lender or the Insurer other than such obligations of the Collateral Agent that are expressly set forth elsewhere in this Loan Agreement.

     Section 4.06   Proceeds.  If an Event of Default shall occur and be
                    --------
continuing, (a) all proceeds of Collateral received by TFC or the Borrower consisting of cash, checks and other cash equivalents shall be held by TFC or the Borrower in trust for the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, segregated from other funds of TFC or the Borrower, and shall forthwith upon receipt by TFC or the Borrower be turned over to the Collateral Agent in the exact form received by TFC or the Borrower (duly endorsed by TFC or the Borrower to the Collateral Agent, as applicable) and (b) any and all such proceeds received by the Collateral Agent (whether from TFC or the Borrower or otherwise) shall, upon the direction to the Collateral Agent by the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer, be held by the Collateral Agent as collateral security for, and shall be applied by the Collateral Agent against, the Secured Obligations (whether matured or unmatured) in the order set forth in Section
                                                                     -------
3.03(b).  Any balance of such proceeds remaining after the Secured Obligations
-------
shall have been paid in full and this Loan Agreement shall have been terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same. For purposes hereof, proceeds shall include, but not be limited to, all principal and interest payments, all prepayments and payoffs, insurance claims, recoveries against Obligors, sale and foreclosure proceeds, and any other income and all other amounts received with respect to the Collateral.

     Section 4.07   Remedies.  If an Event of Default shall occur and be
                    --------
continuing, the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer may direct the Collateral Agent to exercise, in addition to all other rights and remedies granted to it in this Loan Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (each and all of which demands, presentments, protests, advertisements and notices are hereby waived), may direct the Collateral Agent in such circumstances forthwith to collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell (on a servicing released basis, at the option of the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer), lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. In the event that the Lender and, if applicable, the Insurer elect to direct the Collateral Agent to take any action described in this Section 4.07, the Borrower further agrees, at the request of the Lender
     ------------
and, provided that no Insurer Default shall have occurred and be continuing, the Insurer, to assemble the Collateral and make it available to the Collateral Agent at places which the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer shall reasonably select, whether at the Borrower's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender, the Hedge Counterparty or the Insurer hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in the order and priority specified in Section 3.03(b). To the
                                                    ---------------
extent permitted by applicable law, each of TFC and the Borrower waives all claims, damages and demands it may acquire against the Collateral Agent, the Lender or the Insurer arising out of the exercise by the Collateral Agent, the Lender or the Insurer of any of their respective rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of the Collateral Agent, the Lender or the Insurer, respectively. The Collateral Agent shall provide to the Borrower at least 10 days prior notice of a proposed sale or other disposition of Collateral following an Event of Default, or such shorter notice as is permissible pursuant to the UCC under the circumstances in which such sale or disposition arises. The Borrower shall remain liable for any deficiency (plus accrued interest thereon as contemplated pursuant to Section 2.05(b) hereof) if the proceeds of any sale or other
            ---------------
disposition of the Collateral are insufficient to pay the Secured Obligations, including the fees and disbursements of any attorneys employed by the Lender, the Insurer and the Collateral Agent to collect such deficiency.

     Section 4.08   Servicing Rights.  Any sale or other disposition by the
                    -----------------
Collateral Agent of all or any part of the Collateral shall be made free and clear of any of TFC's and the Borrower's rights pursuant to the Servicing Agreement, and each and every right of TFC and the

Borrower with respect thereto shall terminate as to such Collateral as of the date of such sale or other disposition.

     Section 4.09   Limitation on Duties Regarding Preservation of Collateral.
                    ---------------------------------------------------------
The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. None of the Lender, the Insurer, the Hedge Counterparty, the Collateral Agent nor any of their respective directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

     Section 4.10   Powers Coupled with an Interest.  All authorizations and
                    -------------------------------
agencies herein contained with respect to the Collateral are irrevocable and are powers coupled with an interest.

     Section 4.11   Release of Security Interest.  Upon either (x) termination
                    ----------------------------
of this Loan Agreement, repayment to the Lender, the Hedge Counterparty and the Insurer of all Secured Obligations (including, without limitation, payment of any Swap Obligations), payment to the Insurer of all amounts owed to it under the Insurance Agreement and the Policy and the performance of all other obligations under the Loan Documents, the Collateral Agent shall, upon direction by the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer, release its security interest in any remaining Collateral or (y) repayment of a Contract in full by the related Obligor or sale of a Contract by the Borrower to the Seller to the extent permitted under

Sections 2.07(b) and (c) of this Loan Agreement, Section 6.1 of the Purchase
----------------     ---                         -----------
Agreement and Section 3.18 of the Servicing Agreement, the Collateral Agent
              ------------
shall, upon direction by the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer, release its security interest in any Collateral securing such Contract; provided that if any payment, or any part
                                       --------
thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Lender or the Insurer upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of TFC, the Borrower or any Obligor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or a trustee or similar officer for, TFC, the Borrower or any Obligor or any substantial part of its property, or otherwise, this Loan Agreement, all rights hereunder and the Liens created hereby (other than Liens referred to in clause (y) above) shall continue to be effective, or be
               ----------
reinstated, as though such payments had not been made. For clarity, if each requirement set forth in clause (x) above shall have been met, the Collateral
                         ----------
Agent's security interest in any remaining Collateral shall, subject to the proviso in the immediately preceding sentence, be released in accordance with this Section 4.11, regardless of whether any of the Secured Obligations paid by
     ------------
the Borrower prior to such release would be susceptible to recovery from the Lender, the Hedge Counterparty or the Insurer after such release in connection with any insolvency or bankruptcy proceeding with respect to TFC, the Borrower or any Obligor.

     Section 4.12   Rights of Secured Parties; Limitations on Secured Parties'
                    ----------------------------------------------------------
Obligations.
-----------

          (a)    No Liability of Secured Parties under Contracts.  None of the
                 -----------------------------------------------
Collateral Agent, the Lender, the Hedge Counterparty or the Insurer shall have any obligation or liability under any Contract or any other Collateral by reason of or arising out of this Loan Agreement or the receipt by the Collateral Agent, the Lender, the Hedge Counterparty or the Insurer of any payment relating to such Contract or any other Collateral pursuant hereto, nor shall any of the Collateral Agent, the Lender, the Hedge Counterparty or the Insurer be obligated in any manner to perform any of the obligations of the Borrower or TFC under or pursuant to any Contract or any other Collateral, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Contract or any other Collateral, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b)    Notice to Obligors.  At any time following the occurrence of a
                 ------------------
Material Adverse Change, upon the request of the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer, the Borrower shall notify the parties to any Contract that such Contract has been assigned to the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, and that payments in respect thereof shall be made directly to the Collection Account. At any time and from time to time, the Successor Servicer or any other successor Servicer may (and, upon direction by the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer, shall) in its own name or in the name of others communicate with the parties to any Contract to verify with them to its satisfaction the existence, amount and terms of such Contract.

   Section 4.13  Opinion Concerning Preservation of Security Interests.   TFC
                 -----------------------------------------------------
shall deliver to the Collateral Agent, the Lender, the Hedge Counterparty and the Insurer, within 90 days after the beginning of each calendar year following the Effective Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, in the Contracts, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest. Each such Opinion of Counsel shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

                                   ARTICLE V

                             CONDITIONS PRECEDENT

   Section 5.01  Initial Advance.  The obligation of the Lender to make the
                 ---------------
initial Advance requested to be made by it hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such Advance, of the following conditions precedent:

          (a) Loan Agreement.  The Lender shall have received this Loan
              --------------
Agreement, executed and delivered by a duly authorized officer of the Borrower, the Collateral Agent and TFC.

          (b) Note.  The Lender shall have received the Note, conforming to the
              ----
requirements hereof and executed and delivered by a duly authorized officer of the Borrower.

          (c) Custodial Agreement.  The Lender shall have received the Custodial
              -------------------
Agreement, conforming to the requirements hereof and executed and delivered by a duly authorized officer of TFC, the Borrower and the Collateral Agent.

          (d) Servicing Agreement.  The Lender shall have received the Servicing
              -------------------
Agreement, conforming to the requirements hereof and executed and delivered by a duly authorized officer of the Borrower, the Successor Servicer, the Servicer, the Backup Servicer and the Collateral Agent.

          (e) Parent Support Agreement.  The Lender shall have received the
              ------------------------
Parent Support Agreement, in form and substance satisfactory to Lender, executed and delivered by a duly authorized officer of Parent, the Borrower, TFC and the Collateral Agent.

          (f) Policy.  The Lender shall have received the Policy duly issued and
              ------
executed and delivered by a duly authorized officer of the Insurer.

          (g) Certificate of Incorporation.  The Lender shall have received
              ----------------------------
copies of the certificate of incorporation of each TFC Party and each amendment thereto, certified under recent date, from the Secretary of State (or other appropriate authority) of the jurisdiction under which such TFC Party is organized.

          (h) Filings, Registrations, Recordings; Lien Searches.  All documents
              -------------------------------------------------
(including, without limitation, financing statements) required to be filed, registered or recorded in order to create in favor of the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, a perfected first-priority security interest in the Collateral, subject to no Liens other than those created hereunder, shall have been properly prepared and executed for filing, registration or recording in each office in each jurisdiction in which such filings, registrations and recordations are required to perfect such first-priority security interest; evidence that all other actions necessary to perfect Collateral Agent's first-priority security interest in the Collateral granted under this Loan Agreement have been taken; and lien search results with respect to TFC and Borrower (dated as of a date that is as close to the Closing Date as is practicable) in each such jurisdiction that are in form and substance satisfactory to the Lender and the Insurer.

          (i) Closing Certificates.  The Lender and the Insurer shall each have
              --------------------
received a certificate of the Secretary or Assistant Secretary of each TFC Party, dated as of the date hereof, and certifying (A) that attached thereto is a true, complete and correct copy of (a) the organizational documents of such TFC Party, and (b) resolutions duly adopted by such TFC

Party authorizing the execution, delivery and performance of this Loan Agreement, the Note, the Parent Support Agreement, the Insurance Agreement and the other Loan Documents to which it is a party, as applicable, and the borrowings contemplated hereunder, and that such resolutions have not been amended, modified, revoked or rescinded, and (B) as to the incumbency and specimen signature of each officer executing any Loan Documents on behalf of such TFC Party and authorized to execute any Notice of Borrowing and Pledge, and such certificate and the resolutions attached thereto shall be in form and substance satisfactory to the Lender.

          (j) Good Standing Certificates.  The Lender and the Insurer shall each
              --------------------------
have received copies of certificates (long form) evidencing the good standing of each TFC Party, dated as of a recent date, from the Secretary of State (or other appropriate authority) of the jurisdiction under which such TFC Party is organized and of each other jurisdiction where the ownership, lease or operation of property, or the conduct of business, requires such TFC Party to qualify as a foreign corporation.

          (k) Legal Opinions.  The Lender and the Insurer shall each have
              --------------
received (A) the executed legal opinions of counsel of the TFC Parties, addressing the matters set forth in the forms attached hereto as Exhibit J,
                                                                 ---------
dated the initial Funding Date and otherwise in form and substance acceptable to the Lender and the Insurer and covering such other matters incident to the transactions contemplated by the Loan Documents as the Lender or the Insurer shall reasonably request, and (B) from counsel acceptable to the Lender and the Insurer and in form and substance satisfactory to the Lender and the Insurer, an opinion to the effect that the form of contract used by TFC under the laws of the States of California, Georgia and Texas, (i) is sufficient to create a legal, valid, binding and enforceable obligation of the buyer and seller named therein and a valid and enforceable security interest in the related Financed Vehicle to secure the buyer's obligations thereunder, and (ii) complies with all applicable state and federal laws including, without limitation, consumer protection and disclosure laws (provided that, with respect to the form of
                                --------
contract used by TFC under the laws of the State of Texas, the above-mentioned opinion concerning compliance with applicable federal laws shall not be a condition precedent to the initial Advance hereunder, but shall be a condition precedent to the first subsequent Advance, in accordance with Section 5.03(a)).
                                                              ---------------
Such opinions shall also cover such other matters as Lender or the Insurer shall request.

          (l) Fees and Expenses.  The Lender and the Insurer shall have received
              -----------------
all fees and expenses required to be paid by TFC or the Borrower on or prior to the initial Funding Date pursuant to (i) the Engagement Letter, (ii) Section
                                                                     -------
11.03(b) hereof and (iii) the Insurance Agreement.
--------

          (m) Financial Statements.  The Lender and the Insurer shall have
              --------------------
received the financial statements referenced in Sections 7.02 (rr)(i) and (ii) and each compliance certificate required by Section 7.02(ff).
                                            ----------------

          (n) Underwriting Guidelines; Standard Forms.  The Lender and the
              ---------------------------------------
Insurer shall each have received a certified copy of the Underwriting Guidelines, together with a certified copy of each of TFC's standard forms of Contract, Dealer Assignment and Dealer Agreement.

          (o) Consents, Licenses, Approvals, etc.  The Lender and the Insurer
              ----------------------------------
shall each have received copies certified by each TFC Party of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by such TFC Party of, and the validity and enforceability of, the Loan Documents, which consents, licenses and approvals shall be in full force and effect.

          (p) Due Diligence Review.  The Lender shall have completed its
              --------------------
standard and customary credit and due diligence review of the TFC Parties and shall have approved, in its sole discretion, the operations, financial condition and standard loan documents of the TFC Parties, and shall have approved, in its sole discretion, that each applicable TFC Party is qualified as a lender, servicer and securitization issuer with the relevant rating agencies as necessary to consummate the transactions contemplated hereby.

          (q) Other Financing Agreements.  Lender shall have received copies of
              --------------------------
any commitment or agreement between any TFC Party and any lender or other financial institution, other than any such commitment or agreement (or portion thereof) which Lender specifically agrees are not required to be delivered hereunder.

          (r) No Material Adverse Change.  No Material Adverse Change with
              --------------------------
respect to any TFC Party shall have occurred since April 30, 2001.

          (s) Interest Rate Hedging Agreement.  The Borrower shall have executed
              -------------------------------
and delivered by a duly authorized officer of the Borrower, to the Hedge Counterparty, the Interest Rate Hedging Agreement.

          (t) Additional Matters.  All corporate and other proceedings, and all
              ------------------
documents, instruments and other legal matters in connection with the transactions contemplated by this Loan Agreement, the Note and the other Loan Documents shall be satisfactory in form and substance to the Lender, and the Lender shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall request.

     Section 5.02  Initial and Subsequent Advances.  Lender's obligation to
                   -------------------------------
make any Advance to the Borrower (including the initial Advance) on any Funding Date is subject to the satisfaction of the following further conditions precedent and the giving of a Notice of Borrowing and Pledge by Borrower pursuant to Section 2.03(a), and the acceptance of the proceeds of any Advance
            ---------------
by Borrower shall constitute certification by Borrower that the following conditions shall have been satisfied, both immediately prior to the making of such Advance and also after giving effect thereto and to the intended use thereof:

          (a) No Funding Termination Event.  No Funding Termination Event shall
              ----------------------------
have occurred, and no Funding Termination Event will occur as a result of making such Advance.

          (b) Representations and Warranties.  Each representation and warranty
              ------------------------------
made by a TFC Party in this Loan Agreement and in each other Loan Document to which it is a party shall be true and correct on and as of the Closing Date and the date of the making of such Advance, both before and after giving effect to such Advance and the application of the proceeds therefrom with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). Each TFC Party shall also be in compliance with all governmental licenses and authorizations and qualified to do business and in good standing in all required jurisdictions where the failure to be in compliance or so qualified should reasonably be expected to have a Material Adverse Effect.

          (c) Borrowing Base.  The Total Outstanding Advances shall not exceed
              --------------
the Borrowing Base (after giving effect to such Advance).

          (d) Notice of Borrowing and Pledge; Payoff Letters.  The Lender shall
              ----------------------------------------------
have received a Notice of Borrowing and Pledge (including, without limitation, the Borrowing Base Certificate and Contract Schedule required to be attached thereto) with respect to such Advance, as required to be delivered in accordance with Section 2.03(a) hereof, and the Lender and the Insurer shall have received
     ---------------
any Payoff Letters required by Section 2.04(d) hereof, each appropriately
                               ---------------
completed and duly executed and delivered.

          (e) Certification; Contract Exception Report.  The Collateral Agent
              ----------------------------------------
shall have received a complete Contract File with respect to each pledged Eligible Contract to be funded on the Funding Date and which was required to have been received by the Collateral Agent at least two Business Days prior to the funding of such Advance, and the Lender and the Insurer shall have received from the Collateral Agent a Certification in respect of all Contracts to be pledged hereunder prior to 12:00 p.m., New York City time, on the date of such Advance and a corresponding Contract Exception Report, with only Deficiencies in respect of such Eligible Contracts as are acceptable to the Lender and the Insurer (so long as no Insurer Default shall have occurred and be continuing) in their discretion.

          (f) Additional Documents.  The Lender shall have received with regard
              --------------------
to all Contracts, such information, documents, agreement, opinions or instruments as the Lender requires with respect to Contracts to be pledged hereunder on such Business Day, each in form and substance satisfactory to the Lender.

          (g) No Material Adverse Effect.  There shall not have occurred one or
              --------------------------
more events that constitutes, or could reasonably be expected to constitute, a Material Adverse Effect.

          (h) Due Diligence Review.  Subject to the Lender's and the Insurer's
              --------------------
right to perform one or more Due Diligence Reviews pursuant to Section 11.16
                                                               -------------
hereof, the Lender and,
as applicable, the Insurer shall have completed any due diligence review of the Contract Documents relating to such Advance and such other documents, records, agreements, instruments, collateral or information relating to such Advances as the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer in its discretion deems appropriate to review and such review shall be satisfactory to the Lender in its discretion.

          (i) Principal Balance.  The principal amount of such Advance does not
              -----------------
exceed the lesser of (i) the Available Commitment on such Funding Date, (ii) an amount which, when added to the Total Outstanding Advances on such Permitted Advance Date (before giving effect to the Advance to be made on such Permitted Advance Date), would result in a Borrowing Base Deficiency after giving effect to such Advance, and (iii) the Aggregate Principal Balance of the Eligible Contracts to be funded with such Advance.

          (j) Eligible Contract.  Each Contract to be funded with such Advance
              -----------------
shall be an Eligible Contract. No Contract was originated in any jurisdiction in which TFC or Borrower is required to be licensed in order to own such Contract and such license has not been obtained prior to TFC or Borrower, as the case may be, owning such Contract. With respect to each Contract, the applicable Dealer has been paid by TFC for all proceeds from the sale of such Contract to TFC.

          (k) Forms of Contracts.  The Borrower shall have delivered each
              ------------------
Opinion of Counsel then required as set forth in the definition of "Forms of Contract" herein.

          (l) Reports.  The Lender, the Collateral Agent, the Backup Servicer
              -------
and the Servicer shall have agreed upon a form of Interim Certification and Backup Servicing Report to be used in connection with this Loan Agreement, which form shall be in form and substance satisfactory to the Lender and the Insurer.

          (m) Filings, Registrations, Recordings.  All documents (including,
              ----------------------------------
without limitation, financing statements) required to be filed, registered or recorded in order to create, in favor of the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, a perfected, first-priority security interest in the Collateral, subject to no Liens other than those created hereunder, shall have been properly prepared and executed for filing, registration or recording in each office in each jurisdiction in which such filings, registrations and recordations are required to perfect such first-priority security interest.

          (n) Data File.  Borrower shall have delivered to the Lender, the
              ---------
Insurer and Collateral Agent at least three (3) Business Days prior to the proposed Funding Date in computer readable form, a detailed listing of all Contracts to be pledged by the Borrower to the Collateral Agent under this Loan Agreement in connection with the Advance and such other data relating to the Contracts and the other Collateral as the Lender or the Insurer may request.

          (o) Payoff Letters.  The Lender shall have received UCC-3 Partial
              --------------
Release Statements (or other appropriate forms) in appropriate form for filing, together with one or more Payoff Letters, in each case duly executed by the applicable Prior Lender releasing the Contracts to be pledged by the Borrower to the Collateral Agent under this Loan Agreement on such Funding Date from the security interest of such Prior Lender, and the Insurer shall have received a copy of each such Payoff Letter.

          (p) Tangible Net Worth.  TFC shall not permit its Tangible Net Worth,
              ------------------
at any time, calculated as of the close of TFC's then most recently concluded fiscal quarter and commencing with the quarter commencing on April 1, 2001, to be less than the sum of (i) $38,000,000 plus (ii) 50% of the net earnings (after taxes) of TFC for the period commencing on April 1, 2001 and ending at the end of TFC's then most recently concluded fiscal quarter (treated for this purpose as a single accounting period). For purposes of this clause, if net earnings of TFC for any period shall be less than zero, the amount calculated pursuant to clause (ii) in the immediate preceding sentence for such period shall be zero.

          (q) Reserve Account.  The Reserve Account Available Amount shall equal
              ---------------
or exceed the Required Reserve Account Amount after giving effect to such Advance and any Funding Date Reserve Account Deposit related thereto.

          (r) Hedging Strategy.  Borrower shall be in compliance with the
              ----------------
Hedging Strategy with respect to each Advance. Borrower shall have directed the Hedge Counterparty to deposit into the Collection Account all Swap Payments payable to the Borrower in respect of any Interest Rate Hedging Agreement and any Interest Rate Hedging Transaction thereunder.

          (s) Audit Reports.  Each of the Lender and the Insurer shall have
              -------------
timely received each Required Audit Report and each other report required pursuant to Section 3.07 of the Servicing Agreement.
            ------------

          (t) Fees and Expenses.  The Lender shall have received all fees,
              -----------------
expenses and other amounts required to be paid by TFC or the Borrower on or prior to such Funding Date pursuant to (i) the Engagement Letter and (ii)
Section 11.03(b) hereof.
----------------

          (u) Servicing Audit Report.  Lender shall have received a copy of the
              ----------------------
most recent servicing audit report prepared pursuant to Section 3.07(b) of the
                                                        ---------------
Servicing Agreement.

          (v) Legal Opinions.  On any Funding Date on which, as a result of the
              --------------
related Advance, the Aggregate Principal Balance of 10% or more of the Eligible Contracts is comprised of Contracts with respect to which the related Obligors are located in any one State (other than the States referenced in Section
                                                                  -------
5.01(k)), the Lender and the Insurer shall have received from counsel acceptable
--------
to the Lender and the Insurer and in form and substance satisfactory to the Lender and the Insurer, an opinion or opinions to the effect that the form of contract used by TFC under the laws of each such State (i) is sufficient to create a legal, valid, binding and enforceable obligation of the buyer and seller named therein and a valid and enforceable security interest in the related Financed Vehicle to secure the buyer's obligations thereunder, and (ii) complies with all applicable state and federal laws including, without limitation, consumer protection and disclosure laws. Such opinion or opinions shall also cover such other matters as Lender or the Insurer shall request.

          (w) Other Conditions.  The Borrower shall have satisfied all other
              ----------------
conditions that the Lender or the Insurer may reasonably require.

     Section 5.03  First Subsequent Advance.  Lender's obligation to make the
                   ------------------------
first Advance to the Borrower after the initial Advance is also subject to the satisfaction of the following further conditions precedent, and the acceptance of the proceeds of any Advance by Borrower shall constitute certification by Borrower that the following conditions shall have been satisfied immediately prior to the making of such Advance:

          (a) Additional Legal Opinion.  The Lender and the Insurer shall each
              ------------------------
have received from counsel acceptable to the Lender and the Insurer and in form and substance satisfactory to the Lender and the Insurer, an opinion to the effect that the form of contract used by TFC under the laws of the State of Texas complies with all applicable federal laws including, without limitation, consumer protection and disclosure laws.

          (b) Additional Lien Searches.  The following lien searches, in each
              ------------------------
case in form and substance satisfactory to the Lender and the Insurer, shall have been performed with respect to TFC and, as applicable, Borrower (in each case, dated as of a date that is as close to the Closing Date as is practicable): (i) updated versions of the lien searches prepared prior to the date of closing pursuant to Section 5.01(h); and (ii) lien searches with respect
                            ---------------
to TFC in each jurisdiction referenced in Section 5.01(h) under each trade name
                                          ---------------
for TFC listed in Exhibit L to this Loan Agreement.
                  ---------

                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES

     Section 6.01  Representations and Warranties Relating to the Borrower.  As
                   -------------------------------------------------------
of the Effective Date and each Certification Date, each of TFC and the Borrower represents and warrants to the Lender, the Hedge Counterparty and the Insurer that:

          (a) Organization.  The Borrower has been duly organized and is validly
              ------------
existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and pledge the Contracts and the other Collateral that is granted to the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, pursuant to this Loan Agreement.

          (b) Approvals.  The Borrower is duly qualified to do business as a
              ---------
foreign corporation in good standing and has obtained all necessary licenses, authorizations, consents and approvals in all jurisdictions where the failure to do so (either individually or in the aggregate) would materially and adversely affect the Borrower's ability to own the Contracts and the other Collateral that is granted to the Collateral Agent pursuant to this Loan Agreement, or the validity or enforceability of the Contracts and the other Collateral or to otherwise perform the

Borrower's obligations hereunder, under the Note and under the other Loan Documents; and Borrower is in compliance with all Requirements of Law.

          (c) Power and Authority.  The Borrower has the power and authority,
              -------------------
and the legal right, to execute, deliver and perform this Loan Agreement, the Note and each other Loan Document to which it is a party, and to borrow and to grant Liens hereunder, and has taken all necessary action (corporate and other) to duly authorize the borrowings and the granting of Liens on the terms and conditions of this Loan Agreement, the Note and each other Loan Document to which it is a party; and the execution, delivery and performance of this Loan Agreement, the Note and each other Loan Document to which it is a party have been duly authorized by the Borrower by all necessary action (corporate and other).

          (d) Agreements Binding.  This Loan Agreement, the Note and each other
              ------------------
Loan Document to which the Borrower is a party has been duly and validly executed and delivered by the Borrower and constitutes, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (e) No Conflicts.  The execution, delivery and performance of this
              ------------
Loan Agreement, the Note and each other Loan Document to which the Borrower is a party, the consummation of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the certificate of incorporation or by-laws of the Borrower, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Borrower is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Loan Agreement, or violate any law, order, rule or regulation applicable to the Borrower of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Borrower or any of its properties.

          (f) Litigation.  There are no actions, suits or proceedings at law or
              ----------
in equity or investigations pending or, to the best of the Borrower's knowledge, threatened by or against the Borrower, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Borrower or its properties (A) which challenges or affects the legality, validity or enforceability of this Loan Agreement, the Note or any of the other Loan Documents or the transactions contemplated hereby or thereby, or (B) seeking any determination or ruling that might have a Material Adverse Effect on the performance by the Borrower of its obligations under, or the validity or enforceability of, this Loan Agreement, the Note or any of the other Loan Documents.

          (g) Consents.  All licenses, approvals, authorizations, consents,
              --------
orders or other actions of any person, corporation or other organization, or of any court, governmental bureau, agency or body or official, required in connection with the conduct of the Borrower's business or the execution, delivery and performance by the Borrower of this Loan Agreement, the Note and the other Loan Documents to which the Borrower is a party and the consummation of the transactions contemplated hereby and thereby have been or will be taken or obtained on or prior to the Effective Date.

          (h) Filing Offices.  Exhibit K correctly describes the jurisdictions
              --------------   ---------
and recording offices in which financing statements should be filed to perfect the security interests of the Collateral Agent in the Collateral. The chief executive office of the Borrower is at 5425 Robin Hood Road, Suite 101B, Norfolk, Virginia 23513. The locations where the Borrower keeps its books and records, including all computer tapes and records relating to the Collateral are: its chief executive office; 5425 Robin Hood Road, Suite 101A, Norfolk, Virginia 23513; 441 Wadsworth Blvd., Suite 122, Lakewood, CO 80226; 4767 E. Camp Lowell Drive, Tuscon, AZ 85712; 1270 E. Garvey Avenue North, Suite 200, Covina, CA 91724; and 16480 Harbor Boulevard, Suite 205, Fountain Valley, CA 92708.

          (i) Asset Sales.  Prior to the termination of this Loan Agreement and
              -----------
each other Loan Document and the payment of all outstanding Secured Obligations and any other amounts payable pursuant hereto and thereto, the Borrower will not sell all or substantially all of its assets (except pursuant to a Securitization for which WestLB or any of its Affiliates acts as exclusive placement agent), without the prior written consent of the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer.

          (j) Borrowing Base.  As of each Certification Date relating to a
              --------------
Contract, such Contract was an Eligible Contract and each Contract included as an Eligible Contract in any Contract Schedule, Servicer's Certificate or other information provided to the Lender by or on behalf of the Borrower or the Servicer, or any calculation of the Borrowing Base made by or on behalf of the Borrower or the Servicer is (or was) as of the date of such schedule, tape, report, other information or calculation, an Eligible Contract.

          (k) No Liens.  The Borrower has not assigned, pledged, or otherwise
              --------
conveyed or encumbered any of the Collateral to any Person other than the Collateral Agent, and immediately prior to the pledge of such Collateral, the Borrower was the sole owner of the Collateral and had good and marketable title thereto, free and clear of all Liens, in each case except for Liens that have been released or are to be released simultaneously with the Liens granted in favor of the Collateral Agent hereunder. No security agreement, financing statement or other public notice similar in effect with respect to all or any part of the Collateral is or will be on file or of record in any public office, except such as have been or may hereinafter be filed pursuant to this Loan Agreement.

          (l) Security Interest.  The provisions of this Loan Agreement are
              -----------------
effective to create in favor of the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, a valid and enforceable security interest in all right, title and interest of the Borrower in, to and under the Collateral. The security interests and Liens granted hereunder constitute fully perfected first-priority security interests in, to and under the Collateral, free and clear of all other Liens, and such security interests are enforceable against all other Persons. There are no agreements in effect adversely affecting the rights of the Borrower to make, or cause to be made, the grant of the security interest in the Collateral contemplated by Section 4.01.
                ------------

          (m) No Adverse Selection.  The Borrower has not selected Contracts to
              --------------------
be pledged to the Collateral Agent in accordance with the terms of this Loan Agreement and the other Loan Documents through a process that is adverse to the Lender, the Hedge Counterparty or the Insurer or which results in the Collateral Agent receiving, for the benefit of the Lender, the Hedge Counterparty and the Insurer, pledged Contracts that are of lesser quality than those Contracts pledged to Other Lenders pursuant to any other facility (including any Other Warehouse Facility) to which the Borrower may be a party.

          (n) Lender Licenses.  The Lender will not be required solely as a
              ---------------
result of financing the Collateral or the pledge to the Collateral Agent of the Collateral to be licensed, registered or approved or to obtain permits or otherwise qualify (i) to do business in any state in which it is not currently so required or (ii) under any state consumer lending, fair debt collection or other applicable state statute or regulation.

          (o) No Other Business.  The Borrower engages in no other business
              -----------------
activities other than the purchase of sub-prime consumer new and used automobile, van, light truck and motorcycle loans, pledging such loans to warehouse finance providers, transferring such loans in connection with securitizations, and other activities relating to the foregoing to the extent permitted by the organizational documents of the Borrower as in effect on the date hereof, or as amended with the prior written consent of the Lender and the Insurer.

          (p) Bulk Transfers, Etc.  The grant of the security interest in the
              --------------------
Collateral by the Borrower to the Collateral Agent pursuant to this Loan Agreement is in the ordinary course of business for the Borrower and is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction. No such Collateral has been or will be sold, transferred, assigned or pledged by the Borrower to any Person other than the pledge of such Collateral to the Collateral Agent pursuant to the terms of this Loan Agreement.

          (q) No Indebtedness.  The Borrower has no Indebtedness, other than
              ---------------
Indebtedness incurred under (or contemplated by) the terms of this Loan
Agreement.

          (r) Special Purpose Corporation.  The Borrower has been formed solely
              ---------------------------
for the purpose of engaging in transactions of the types contemplated by this Loan Agreement.

          (s) No Injunctions.  No injunction, writ, restraining order or other
              --------------
order of any nature adversely affects the Borrower's performance of its obligations under this Loan Agreement, the Note or any other Loan Document to which the Borrower is a party.

          (t) Tax Returns.  The Borrower has filed (on a consolidated basis or
              -----------
otherwise) on a timely basis all tax returns (including, without limitation, all foreign, federal, state, local and other tax returns) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Borrower. No tax lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by the Borrower in connection with the execution and delivery of this Loan Agreement, the Note and the other Loan Documents and the transactions contemplated hereby or thereby have been paid or shall have been paid if and when due.

          (u) Legal Name.  The Borrower's legal name is as set forth in this
              ----------
Loan Agreement; the Borrower has not changed its name since its formation; the Borrower does not have trade names, fictitious names, assumed names or "doing business as" names.

          (v) No Fraudulent Conveyance.  As of the Effective Date and
              ------------------------
immediately after giving effect to each Advance, the fair value of the assets of the Borrower is greater than the fair value of its liabilities (including, without limitation, contingent liabilities of the Borrower), and the Borrower is and will be solvent, is and will be able to pay its debts as they mature and does not and will not have an unreasonably small capital to engage in the business in which it is engaged and proposes to engage. Borrower does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. Borrower is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of Borrower or any of its assets. Borrower is not transferring any Collateral with any intent to hinder, delay or defraud any of its creditors.
The Borrower has given fair consideration and reasonably equivalent value in exchange for the sale of the Contracts by TFC under the Purchase Agreement.

          (w) No Subsidiaries.  The Borrower has no subsidiaries.
              ---------------

          (x) Disclosure.  The information, reports, financial statements,
              ----------
exhibits and schedules furnished in writing by or on behalf of the TFC Parties to the Lender, the Insurer or the Collateral Agent in connection with the negotiation, preparation or delivery of this Loan Agreement, the Note and the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto are true and correct in every material respect, or (in the case of projections) are based on good faith reasonable estimates, on the date as of which such information is stated or certified and does not and will not contain an untrue statement of a material fact, or omit to state any material fact necessary to make the statements herein or therein contained, in the light of the circumstances under which they were made, not misleading. There is no fact known to a Responsible Officer of the Borrower that, after due inquiry, should reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lender, the Insurer and the Collateral Agent for use in connection with the transactions contemplated hereby or thereby.

          (y)  Use of Proceeds.  No proceeds of any Advances will be used by the
               ---------------
Borrower to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended. No part of the proceeds of any Advances will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under, or for any other purpose which violates or would be inconsistent with the provisions of, Regulation T, U or X.

          (z)  Investment Company Act.  The Borrower is not an "investment
               ----------------------
company" or an "affiliated person" of or "promoter" or "principal underwriter" for an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, nor is the Borrower otherwise subject to regulation thereunder. The Borrower is not subject to regulation under any Federal or state statute or regulation which limits its ability to incur Indebtedness.

          (aa) No Default.  No Default has occurred and is continuing.  Borrower
               ----------
is not in default in the performance, observance or fulfillment of any obligation, covenant or condition in any agreement or instrument to which it is a party or by which it is bound the result of which could reasonably be expected to have a Material Adverse Effect.

          (bb) Underwriting Standards.  Each of the Contracts was underwritten
               ----------------------
and is being serviced in conformance with the Underwriting Guidelines and the Servicing Agreement.

          (cc) ERISA.  The Borrower is in compliance with ERISA and has not
               -----
incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) to the Pension Benefit Guaranty Corporation (or any successor thereto) under ERISA.

          (dd) Other Tax Arrangements.  There is not now, nor will there be at
               ----------------------
any time in the future, any agreement or understanding between the Servicer and the Borrower (other than as expressly set forth in the Loan Documents) providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges.

          (ee) Ownership of Borrower.  TFC owns beneficially and of record 100%
               ---------------------
of the issued and outstanding capital stock of Borrower free and clear of all Liens.

  Section 6.02 Representations and Warranties of TFC.  As of the Effective Date
               -------------------------------------
and each Certification Date, TFC represents and warrants to the Lender, the Hedge Counterparty and the Insurer that:

          (a)  Organization. TFC has been duly organized and is validly existing
               ------------
as a corporation in good standing under the laws of the Commonwealth of Virginia, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Contracts and the other Collateral that is sold to the Borrower pursuant to the Purchase Agreement and pledged to the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, pursuant to this Loan Agreement.

          (b) Approvals.  TFC is duly qualified to do business as a foreign
              ---------
corporation in good standing and has obtained all necessary licenses, authorizations, consents and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the purchase of the Contracts and the servicing of the Contracts in its capacity as Servicer, as required by the Servicing Agreement) requires or shall require such qualification and TFC is in compliance with all Requirements of Law.

          (c) Power and Authority.  TFC has the power and authority, and the
              -------------------
legal right, to execute, deliver and perform this Loan Agreement and each other Loan Document to which it is a party; and the execution, delivery and performance of this Loan Agreement and each other Loan Document to which it is a party have been duly authorized by TFC by all necessary action (corporate and other).

          (d) Agreements Binding.  This Loan Agreement and each other Loan
              ------------------
Document to which TFC is a party has been duly and validly executed and delivered by TFC and constitutes a legal, valid and binding obligation of TFC, enforceable against TFC in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (e) No Conflicts.  The execution, delivery and performance of this
              ------------
Loan Agreement and each other Loan Document to which TFC is a party, the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the certificate of incorporation or by-laws of TFC, or any indenture, agreement, mortgage, deed of trust or other instrument to which TFC is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or violate any law, order, rule or regulation applicable to TFC of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over TFC or any of its properties or in any way have a Material Adverse Affect on the interest of the Collateral Agent, the Lender, the Insurer or the Borrower in any Contract or affect TFC's ability to perform its obligations under this Agreement or any other Loan Document to which TFC is a party.

          (f) Litigation.  There are no actions, suits or proceedings at law or
              ----------
in equity or investigations pending or, to the best of TFC's knowledge, threatened by or against TFC or Borrower, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over TFC or the Borrower or its respective properties (A) asserting the invalidity of this Loan Agreement, the Note or any of the other Loan Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Loan Agreement, the Note or any other Loan Documents to which TFC or the Borrower is a party, or (C) seeking any determination or ruling that might have a Material Adverse Affect on the performance by TFC or the Borrower of its respective obligations under, or the validity or enforceability of, this Loan Agreement, the Note or any of the other Loan Documents or the business, operations, condition (financial or otherwise) or prospects of TFC or the Borrower.

          (g) Consents.  All licenses, approvals, authorizations, consents,
              --------
orders or other actions of any person, corporation or other organization, or of any court, governmental bureau, agency, or body or official, required in connection with the conduct of TFC's business or the execution, delivery and performance by TFC of this Loan Agreement and the other Loan Documents to which TFC is a party and the consummation of the transactions contemplated hereby and thereby have been or will be taken or obtained on or prior to the Effective Date.

          (h) No Default.  TFC is not in default in the performance, observance
              ----------
or fulfillment of any obligation, covenant or condition in any agreement or instrument to which it is a party or by which it is bound the result of which could reasonably be expected to have a Material Adverse Effect.

          (i) Filing Offices.  Exhibit K correctly describes the jurisdictions
              --------------   ---------
and recording offices in which financing statements should be filed to perfect the security interests of the Borrower and the Collateral Agent in the Collateral. The chief executive office of TFC is at 5425 Robin Hood Road, Suite 101B, Norfolk, Virginia 23513. The locations where TFC keeps its books and records, including all computer tapes and records relating to the Collateral are: its chief executive office; 5425 Robin Hood Road, Suite 101A, Norfolk, Virginia 23513; 441 Wadsworth Blvd., Suite 122, Lakewood, CO 80226; 4767 E. Camp Lowell Drive, Tuscon, AZ 85712; 1270 E. Garvey Avenue North, Suite 200, Covina, CA 91724; and 16480 Harbor Boulevard, Suite 205, Fountain Valley, CA 92708.

          (j) Asset Sales.  Prior to the termination of this Loan Agreement and
              -----------
each other Loan Document and the payment of all outstanding Secured Obligations and any other amounts payable pursuant hereto and thereto, TFC will not sell all or substantially all of its assets (except pursuant to the terms of an Other Warehouse Facility, a Securitization for which WestLB Panmure Securities Inc. or an Affiliate thereof acts as exclusive placement agent, or another asset securitization of receivables), without the prior written consent of the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer.

          (k) Borrowing Base.  As of each Certification Date relating to a
              --------------
Contract, such Contract was an Eligible Contract and each Contract included as an Eligible Contract in any

Contract Schedule, Servicer's Certificate or other information provided to the Lender by or on behalf of TFC or the Servicer, or any calculation of the Borrowing Base made by or on behalf of TFC or the Servicer is (or was) as of the date of such schedule, tape, report, other information or calculation, an Eligible Contract.

          (l) No Liens.  TFC has not assigned, pledged, or otherwise conveyed or
              --------
encumbered any of the Collateral to any Person other than the Borrower, and immediately prior to the sale of such Collateral to the Borrower, TFC was the sole owner of the Collateral and had good and marketable title thereto, free and clear of all Liens, in each case except for Liens that have been released or are to be released simultaneously with such sale. No security agreement, financing statement or other public notice similar in effect with respect to all or any part of the Collateral is or will be on file or of record in any public office, except such as have been or may hereinafter be filed pursuant to this Loan Agreement or such as have been released or are to be released simultaneously with the sale of such Collateral to the Borrower.

          (m) Security Interest.  The provisions of the Purchase Agreement are
              -----------------
effective to create in favor of the Borrower a valid and enforceable security interest in all right, title and interest of TFC in, to and under the Collateral. The security interests and Liens granted under the Purchase Agreement constitute fully perfected first-priority security interests in, to and under the Collateral, free and clear of all other Liens, and such security interests are enforceable against all other Persons. There are no agreements in effect adversely affecting the rights of TFC to sell the Collateral to the Borrower pursuant to the Purchase Agreement.

          (n) No Adverse Selection.  TFC has not selected Contracts to be sold
              --------------------
to the Borrower in accordance with the terms of the Purchase Agreement and the other Loan Documents through a process that is adverse to the Lender, the Hedge Counterparty or the Insurer or which results in the Collateral Agent receiving, for the benefit of the Lender, the Hedge Counterparty and the Insurer, pledged Contracts that are of lesser quality than those Contracts pledged to other lenders pursuant to any other facility (including any Other Warehouse Facility) to which TFC or any of its Affiliates may be a party.

          (o) Lender Licenses.  The Lender will not be required solely as a
              ---------------
result of financing the Collateral or the pledge to the Collateral Agent of the Collateral to be licensed, registered or approved or to obtain permits or otherwise qualify (i) to do business in any state in which it is not currently so required or (ii) under any state consumer lending, fair debt collection or other applicable state statute or regulation.

          (p) Software, Etc.  TFC holds a valid license or valid licenses to use
              --------------
all of the computer programs and/or software (other than the operating systems related thereto) employed by TFC to service or account for the Contracts and other Collateral.

          (q) Bulk Transfers, Etc.  The sale of the Collateral by TFC to the
              --------------------
Borrower pursuant to the Purchase Agreement is in the ordinary course of business for TFC and is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction. No such Collateral has been or will be sold, transferred, assigned or pledged by TFC to any Person other than the sale of such Collateral to the Borrower pursuant to the terms of the Purchase Agreement.

          (r) No Indebtedness.  TFC has no Indebtedness, other than Indebtedness
              ---------------
set forth in Exhibit N hereto.
             ---------

          (s) No Injunctions.  No injunction, writ, restraining order or other
              --------------
order of any nature adversely affects TFC's performance of its obligations under this Loan Agreement or any other Loan Document to which TFC is a party.

          (t) Tax Returns.  TFC has filed (on a consolidated basis or otherwise)
              -----------
on a timely basis all tax returns (including, without limitation, all foreign, federal, state, local and other tax returns) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from TFC. No tax lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by TFC in connection with the execution and delivery of this Loan Agreement and the other Loan Documents and the transactions contemplated hereby or thereby have been paid or shall have been paid if and when due.

          (u) Legal Name.  TFC's legal name is as set forth in this Loan
              ----------
Agreement; TFC has not changed its name since its formation; TFC does not have trade names, fictitious names, assumed names or "doing business as" names other than as disclosed on Exhibit L hereto.

          (v) No Fraudulent Conveyance.  As of the Effective Date and
              ------------------------
immediately after giving effect to each Advance, the fair value of the assets of TFC is greater than the fair value of its liabilities (including, without limitation, contingent liabilities of TFC), and TFC is and will be solvent, is and will be able to pay its debts as they mature and does not and will not have an unreasonably small capital to engage in the business in which it is engaged and proposes to engage. TFC does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. TFC is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of TFC or any of its assets. TFC is not transferring any Collateral with any intent to hinder, delay or defraud any of its creditors. TFC has received fair consideration and reasonably equivalent value in exchange for the sale of the Contracts by TFC under the Purchase Agreement.

          (w) Disclosure.  The information, reports, financial statements,
              ----------
exhibits and schedules furnished in writing by or on behalf of the TFC Parties to the Lender, the Insurer or the Collateral Agent in connection with the negotiation, preparation or delivery of this Loan Agreement and the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto are true and correct in every material respect, or (in the case of projections) are based on reasonable estimates, on the date as of which such information is stated or certified and does not and will not contain an untrue statement of a material fact, or omit to state any material fact necessary to make the statements herein or therein contained, in the light of the circumstances under which they were made, not misleading. There is no fact known to a Responsible Officer of TFC that, after due inquiry, should reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lender, the Insurer and the Collateral Agent for use in connection with the transactions contemplated hereby or thereby.

          (x)  Use of Proceeds.  No proceeds of any Advances will be used by TFC
               ---------------
to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended. No part of the proceeds of any sale of Collateral to the Borrower or Advances will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under, or for any other purpose which violates or would be inconsistent with the provisions of, Regulation T, U or X.

          (y)  Investment Company Act.  TFC is not an "investment company" or an
               ----------------------
"affiliated person" of or "promoter" or "principal underwriter" for an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, nor is TFC otherwise subject to regulation thereunder. TFC is not subject to regulation under any Federal or state statute or regulation which limits its ability to incur Indebtedness.

          (z)  No Default.  No Default has occurred and is continuing.  TFC is
               ----------
not in default in the performance, observance or fulfillment of any obligation, covenant or condition in any agreement or instrument to which it is a party or by which it is bound the result of which could reasonably be expected to have a Material Adverse Effect.

          (aa) Underwriting Standards.  Each of the Contracts was underwritten
               ----------------------
and is being serviced in conformance with the Underwriting Guidelines and the Servicing Agreement.

          (bb) ERISA.  TFC is in compliance with ERISA and has not incurred and
               -----
does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) to the Pension Benefit Guaranty Corporation (or any successor thereto) under ERISA.

          (cc) Compliance with Law.  The Contracts to be pledged as Collateral
               -------------------
were originated by an Approved Dealer of TFC, and the origination, servicing and collection practices used by such Approved Dealer and TFC with respect to the Contracts have been, in all respects legal, proper, prudent and customary in the consumer automobile, light truck and/or motorcycle loan origination and servicing business.

          (dd) No Other Business.  TFC engages in no other business activities
               -----------------
other than the purchase from Approved Dealers of sub-prime consumer new and used automobile, van, light truck and motorcycle loans, pledging such loans to warehouse finance providers, transferring such loans in connection with securitizations, and other activities relating to the foregoing to the extent permitted by the organizational documents of TFC as in effect on the date hereof, or as amended with the prior written consent of the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer.

          (ee) Financial Statements.  The unaudited balance sheets of TFC as at
               --------------------
April 30, 2001 and the related statements of income for the fiscal periods ended on such date, heretofore furnished to Lender and the Insurer, are complete and correct in all material respects and fairly present the financial condition of TFC as at said date (subject to normal year-end audit adjustments), all in accordance with GAAP. On said date, TFC had no material contingent liabilities, liabilities for taxes, unusual or anticipated losses from any unfavorable commitments, except as referred to or reflected in said balance sheet as at said date. Since April 30, 2001, there has been no Material Adverse Change.

          (ff) Insurance.  Set forth on Exhibit O hereto is a true and accurate
               ---------                ---------
list of all insurance maintained by TFC. Each such policy is in full force and effect and all premiums due and owing thereon are current.

                                  ARTICLE VII

                                   COVENANTS

  Section 7.01 Covenants of Borrower.  The Borrower covenants and agrees with
               ---------------------
the Lender, the Hedge Counterparty and the Insurer, that, so long as any Advance is outstanding and until the later to occur of the payment in full of all Secured Obligations and the termination of this Loan Agreement:

          (a) The Borrower will at all times ensure that (A) its directors and officers act independently and in its interests, (B) it shall at all times maintain at least two independent directors each of whom is not currently and has not been formerly an officer, director or employee of the Borrower or an Affiliate thereof (other than a limited purpose corporation, business trust, partnership or other entity organized for the purpose of acquiring, financing or otherwise investing, directly or indirectly, in assets or receivables originated, owned or serviced by TFC or an Affiliate thereof), (C) its assets are not commingled with those of TFC, any other Affiliate of the Borrower or any other Person, (D) its board of directors duly authorizes all of its corporate actions, and (E) it maintains separate and accurate records and books of account and such books and records are kept separate from those of TFC and any other Person.

          (b) The Borrower shall hold such appropriate meetings of its board of directors or distribute appropriate unanimous consents in lieu of a meeting as are necessary to authorize all the Borrower's corporate actions required by law to be authorized by the board of directors, shall keep minutes of such meetings and of meetings of its stockholder(s) and observe all other customary corporate formalities.

          (c) The Borrower shall at all times hold itself out to the public under the Borrower's own name as a legal entity separate and distinct from its Affiliates.

          (d) The Borrower shall not incur any Indebtedness, other than the Indebtedness contemplated by this Loan Agreement.

          (e) To the extent that the Borrower and any of its stockholders or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

          (f) The Borrower will preserve and maintain its legal existence as a Delaware corporation.

          (g) The Borrower will preserve and maintain all of its material rights, privileges, licenses and franchises.

          (h) The Borrower will comply with the requirements of all applicable Requirements of Law (including, without limitation, the Truth in Lending Act and all environmental laws).

          (i) The Borrower will maintain accurate and complete records and books of account with respect to the Collateral and the Borrower's business, in which complete entries will be made in accordance with GAAP consistently applied.

          (j) The Borrower shall give notice to the Lender, the Hedge Counterparty and the Insurer, promptly: (i) upon the Borrower becoming aware of, and in any event within one (1) Business Day after, the occurrence of any Default or any event of default or default under any other Loan Document, any Other Warehouse Facility, or any other material agreement of the Borrower; (ii) upon, and in any event within three (3) Business Days after, service of process on the Borrower, or any agent thereof for service of process, in respect of any legal or arbitrable proceedings affecting the Borrower (1) that questions or challenges the validity or enforceability of any of the Loan Documents or (2) in which the amount in controversy exceeds $100,000; (iii) upon the Borrower becoming aware of any event or change in circumstances which could reasonably be expected to have a Material Adverse Effect or to cause a Default; and (iv) of entry of a judgment or decree in respect of the Borrower, its assets or the Collateral in an amount in excess of $100,000. Each notice pursuant to this clause (j) shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken or proposes to take with respect thereto.

          (k) The Borrower shall furnish to the Lender, the Hedge Counterparty and the Insurer, as soon as available, copies of any and all proxy statements, financial statements and reports which the Borrower sends to its shareholders, and copies of all (if any) regular, periodic and special reports, and all registration statements filed with the Securities and Exchange Commission or any Governmental Authority which supervises the issuance of securities by the Borrower and any press releases concerning the Borrower.

          (l) The Borrower will furnish to the Lender, the Hedge Counterparty and the Insurer from time to time statements and schedules further identifying and describing the

Collateral and such other reports in connection with the Collateral as the Lender, the Hedge Counterparty or the Insurer may reasonably request, all in reasonable detail.

          (m) Upon discovery by the Borrower of any Borrowing Base Deficiency (including, without limitation, pursuant to a notice delivered by the Lender or the Servicer to the Borrower), the Borrower shall deliver a Borrowing Base Deficiency Notice to the Lender and the Insurer no later than 12:00 p.m., New York City time, on the second Business Day immediately succeeding such discovery (and, in any event, prior to any prepayment to be made by the Borrower pursuant to Section 2.07(a)(i)), which Borrowing Base Deficiency Notice shall (x) contain
   ------------------
a description of the cause of such deficiency, and (y) set forth the manner in which the Borrower will cure such deficiency pursuant to, and in accordance with, Section 2.07(a). If at any time there exists a Borrowing Base Deficiency,
      ---------------
the Borrower shall cure the same in accordance with Section 2.07(a) hereof.  If
                                                    ---------------
the Borrower has elected to cure such Borrowing Base Deficiency in the manner described in Section 2.07(a)(i), the Borrower shall prepay the amount described
             ------------------
therein on the second Business Day immediately succeeding such discovery. If the Borrower has elected to cure such Borrowing Base Deficiency in the manner described in Section 2.07(a)(ii), it shall deliver the necessary Funding Date
             -------------------
Documentation and related Contract Schedule (identifying the Eligible Contracts to be pledged as additional Collateral) to the Collateral Agent on the second Business Day succeeding such discovery.

          (n) [Intentionally Omitted].

          (o) The Borrower shall deliver to the Lender, the Hedge Counterparty and/or the Insurer and/or permit the Lender, the Hedge Counterparty and/or the Insurer to inspect any property, books, valuations, records, audits or other information as the Lender, the Hedge Counterparty and/or the Insurer may reasonably request upon reasonable prior notice.

          (p) The Borrower shall (i) not enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets (except pursuant to a Securitization for which WestLB or any of its Affiliates acts as exclusive placement agent), without the prior written consent of the Lender and the Insurer (so long as no Insurer Default shall have occurred and be continuing), and (ii) preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its organization.

          (q) The Borrower will defend the Collateral against, and will take such other action as is necessary to remove, any Lien, security interest or claim on or to the Collateral, other than the security interests created under this Loan Agreement, and the Borrower will defend the right, title and interest of the Collateral Agent in and to any of the Collateral against the claims and demands of all Persons whomsoever.

          (r) The Borrower will not incur or permit any Lien to exist on its assets other than Liens arising under the Loan Documents.

          (s) The Borrower will not lease, transfer, assign, sell or otherwise dispose of any Collateral without the prior written consent of the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer, and in any case unless the proceeds of such sale are applied to repay the Advances, and after giving effect to such transaction, any Advances then outstanding do not exceed the Borrowing Base.

          (t) The Borrower shall not (without the prior written consent of the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer) enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Person (including, without limitation any Affiliate, any shareholder, director, officer or employee (or any relative thereof) of the Borrower or any such Affiliate) unless such transaction is (a) not otherwise prohibited under this Loan Agreement or any other Loan Document, (b) in the ordinary course of the Borrower's business and (c) upon fair and reasonable terms no less favorable to the Borrower than it would obtain in a comparable arm's-length transaction.

          (u) Without the prior written consent of the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer, the Borrower will not, nor will it permit or allow others to, amend, modify, terminate or waive any provision of any Contract Document, except to the extent otherwise expressly permissible under the Loan Documents. Notwithstanding the foregoing, the Borrower may, without the prior written consent of the Lender or the Insurer, waive any assumption fees, late payment charges, charges for checks returned for insufficient funds, or other fees which may be collected in the ordinary course of servicing the Contracts and which the Servicer is entitled to retain pursuant to the Servicing Agreement. The Borrower shall take such actions as the Lender or the Insurer shall request to enforce the Borrower's rights under the Contracts, and, at any time during which a Default shall have occurred and be continuing, shall take such actions as are necessary to enable the Collateral Agent (at the direction of the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer) to exercise such rights in the Collateral Agent's own name.

          (v) The Borrower will observe all corporate procedures required by its certificate of incorporation, its by-laws and the laws of its jurisdiction of formation. The Borrower will maintain its corporate existence in good standing under the laws of its jurisdiction of formation and will promptly obtain and thereafter maintain qualifications to do business as a foreign corporation in any other state in which it does business and in which it is required to so qualify.

          (w) The Borrower will pay its operating expenses and liabilities from its own assets; provided, however, that the Borrower's organizational expenses
                --------  -------
and the expenses incurred in connection with the negotiation and execution of this Loan Agreement and the other Loan Documents may be paid by TFC.

          (x) The Borrower will not have any of its indebtedness guaranteed by TFC or any Affiliate of TFC other than pursuant to the Parent Support Agreement. Furthermore, the

Borrower will not hold itself out, or permit itself to be held out, as having agreed to pay or as being liable for the debts of TFC and the Borrower will not engage in business transactions with TFC, except on an arm's-length basis. The Borrower will not hold TFC out to third parties as other than an entity with assets and liabilities distinct from the Borrower. The Borrower will cause any financial statements consolidated with those of TFC to state that the Borrower is a separate corporate entity with its own separate creditors who, in any liquidation of the Borrower, will be entitled to be satisfied out of the Borrower's assets prior to any value in the Borrower becoming available to the Borrower's equity holders. The Borrower will not act in any other matter that could foreseeably mislead others with respect to the Borrower's separate identity.

          (y) The Borrower shall take all actions necessary to maintain the accuracy of the factual assumptions set forth in the legal opinions of Williams Mullen Clark & Dobbins, special counsel to TFC and the Borrower, issued in connection with the Purchase Agreement and relating to the issues of substantive consolidation and true sale of the Contracts.

          (z) Except as otherwise provided herein or in any other Loan Document, the Borrower shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any Contract, any collections related thereto or any other Collateral related thereto, or upon or with respect to any account to which any collections of any Contract are sent, or assign any right to receive income in respect thereof or (ii) create or suffer to exist any Lien upon or with respect to any of the Borrower's assets.

          (aa) The Borrower will not account for or treat (whether in financial statements or otherwise) the transactions contemplated by the Purchase Agreement in any manner other than the sale of Contracts and other Collateral by TFC to the Borrower, it being understood that the Advances to the Borrower under this Loan Agreement will be treated as debt on the consolidated financial statements of TFC.

          (bb) The Borrower will not amend, modify, waive or terminate any terms or conditions of the Purchase Agreement without the prior written consent of the Lender and the Insurer and shall perform its obligations thereunder.

          (cc) The Borrower will not amend, modify or otherwise make any change to its certificate of incorporation without the prior written consent of the Lender and the Insurer.

          (dd) The Borrower shall deliver or cause to be delivered to the Collateral Agent two Business Days before each Funding Date the Funding Date Documentation with respect to the Contracts being pledged hereunder on such Funding Date.

          (ee) The Borrower shall deliver to the Lender and the Insurer on each Purchase Date a copy of the Assignment delivered to it on such Purchase Date.

          (ff) The Borrower shall be in compliance with the Hedging Strategy with respect to each Advance.

          (gg) The Borrower will use the proceeds of the Advances solely for the purposes set forth in Section 2.10 hereof.
                      ------------

          (hh) The Borrower shall promptly give notice to the Lender and the Insurer of the occurrence of (a) any Trigger Event or Funding Termination Event, specifying the event and the action which the Borrower proposes to take with respect thereto, (b) any event or occurrence which will or could reasonably be expected to adversely affect the collectibility of any material portion of the Contracts or the ability of TFC to service such Contracts or the ability of TFC or the Borrower to perform its obligations under any Loan Document to which it is a party or any other event or occurrence which individually or in the aggregate could reasonably be expected to materially and adversely affect TFC's or the Borrower's financial condition, operations, business or prospects.

          (ii) The Borrower shall pay and discharge all taxes and governmental charges upon it or against any of its properties or assets or its income prior to the date after which penalties attach for failure to pay, except (a) to the extent that the Borrower shall be contesting in good faith in appropriate proceedings its obligation to pay such taxes or charges, adequate reserves having been set aside for the payment thereof, or (b) with respect to such taxes and charges which are not material in either nature or amount such that any failure to pay or discharge them, and any resulting penalties, either in any one instance or in the aggregate, would not materially and adversely affect the financial condition, operations, business or prospects of the Borrower.

          (jj) At the request of the Lender or the Insurer, the Borrower shall execute such financing statements as Lender or the Insurer determines may be required by law to perfect, maintain and protect the security interest of Collateral Agent in the Collateral and in the proceeds thereof.

          (kk) The Borrower shall, and shall cause each of its Subsidiaries to, permit any representative of the Lender or the Insurer to visit and inspect any of the properties of the Borrower and such Subsidiaries to examine the books and records of the Borrower and such Subsidiaries and to make copies and take extracts therefrom, and to discuss the business, operations, properties, condition (financial or otherwise) or prospects of the Borrower and each such Subsidiary or any of the Collateral with the officers and independent public accountants thereof and as often as Lender or the Insurer may reasonably request, and so long as no Default or Event of Default shall have occurred and be continuing, all at such reasonable times during normal business hours upon reasonable prior notice. The Borrower shall provide to Lender and the Insurer all information regarding its operations and practices as Lender or the Insurer shall reasonably request in writing.

          (ll) The Borrower shall pay to the Lender, on demand, any and all fees, costs or expenses which the Lender pays to a bank or other similar institution arising out of or in connection with the return of payments from the Borrower deposited for collection by the Lender.

          (mm) The Borrower shall pay and perform, as and when due, all of its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower, and except to the extent that the failure to do so could not individually or in the aggregate reasonably be expected to result in a Material Adverse Change.

          (nn) The Borrower will provide the Lender and the Insurer with not less than 30 days prior written notice of any change in the chief executive office or jurisdiction of incorporation of the Borrower to permit the Lender to make any additional filings necessary to continue the Collateral Agent's perfected security interest in the Collateral.

          (oo) The Borrower shall, and shall cause each of its Subsidiaries to, comply (i) in all material respects with all Requirements of Law and any change therein or in the application, administration or interpretation thereof (including, without limitation any request, directive, guideline or policy, whether or not having the force of law) by any Governmental Authority charged with the administration or interpretation thereof; and (ii) with all indentures, mortgages, deeds of trust, agreements, or other instruments or contractual obligations to which it is a party, including without limitation, each Loan Document to which it is a party, or by which it or any of its properties may be bound or affected, or which may affect the Contracts, if the failure to comply therewith could, individually or in the aggregate, result in a Material Adverse Effect.

          (pp) The Borrower shall not enter into any transaction which adversely affects the Collateral or the Lender's or the Insurer's rights under this Loan Agreement, the Note or any other Loan Document.

          (qq) The Borrower shall not Guarantee or otherwise in any way become liable with respect to the obligations or liabilities, of any other Person, except (a) for the obligations of Affiliates of the Borrower to the Lender and
(b) by customary endorsement of instruments or items of payment for deposit to the general account of the Borrower or for delivery to the Lender.

          (rr) The Borrower shall deliver a Borrowing Base Certificate to each of the Lender and the Insurer on each Lender Authorization Date.

          (ss) The Borrower shall not make any investment in any Person through the direct or indirect holding of securities or otherwise, other than in the ordinary course of business or in connection with the future securitization of Contracts.

          (tt) The Borrower shall not declare or pay any dividends.

          (uu) Except for routine and customary salary advances or loans to employees in connection with relocation expenses consistent with past practice of TFC and its Affiliates, the Borrower shall not make any unsecured loans or other advances of money to officers, directors, employees, stockholders, or affiliates in excess of $50,000 in the aggregate. Other than the Indebtedness under this Loan Agreement and the Note, Borrower shall not incur any long term or working capital debt.

          (vv) The Borrower shall not do any of the following if it will adversely affect the payment or performance of, or the Borrower's ability to pay and/or perform, its obligations to the Lender or in respect of any other Secured Obligations with respect to this Loan Agreement, the Note or any other Loan Document to which it is a party: (i) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of the Borrower's stock, except in connection with employment or similar agreements with officers and directors of the Borrower consistent with past practice, or (ii) make any change in the Borrower's capital structure, or (iii) make any material change in any of its business objectives, purposes or operations which could reasonably be expected to adversely affect the payment or performance of, or the Borrower's ability to pay and/or perform, its obligations to the Lender, any other party or the Insurer with respect to this Loan Agreement, the Note or any other Loan Document to which it is a party.

          (ww) The Borrower shall not permit the percentage of Eligible Contracts (by Aggregate Principal Balance, as of any date of determination) that have been originated pursuant to the Auto Centers Program to exceed 30% of the Aggregate Principal Balance of all Eligible Contracts; provided, however, that
                                                       --------  -------
all Contracts that shall not have been originated pursuant to the Auto Centers Program shall have been originated pursuant to the Military Finance Program.

  Section 7.02   Covenants of TFC.  TFC covenants and agrees with the Lender,
                 ----------------
the Hedge Counterparty and the Insurer, that, so long as any Advance is outstanding and until the later to occur of the payment in full of all Secured Obligations and the termination of this Loan Agreement:

          (a) TFC shall not permit its Tangible Net Worth, at any time, calculated as of the close of TFC's then most recently concluded fiscal quarter and commencing with the quarter commencing on April 1, 2001, to be less than the sum of (i) $38,000,000 plus (ii) 50% of the net earnings (after taxes) of TFC for the period commencing on April 1, 2001 and ending at the end of TFC's then most recently concluded fiscal quarter (treated for this purpose as a single accounting period). For purposes of this clause, if net earnings of TFC for any period shall be less than zero, the amount calculated pursuant to clause (ii) in the immediate preceding sentence for such period shall be zero.

          (b) All transactions and dealings between TFC and its Affiliates will be conducted on an arm's-length basis.

          (c) TFC will direct the Borrower not to permit the percentage of Eligible Contracts (by Aggregate Principal Balance, as of any date of determination) that have been originated pursuant to the Auto Centers Program to exceed 30% of the Aggregate Principal Balance of all Eligible Contracts; provided, however, that all Contracts that shall not have been originated
--------  -------
pursuant to the Auto Centers Program shall have been originated pursuant to the Military Finance Program.

          (d) At any time during the term of this Loan Agreement, TFC will not cease to maintain warehouse lines of credit that satisfy each of the following criteria: (A) such warehouse lines of credit are extended by third-party financial institutions ("Warehouse Lenders") that are not Affiliates of TFC, (B) the terms of such warehouse lines of credit are substantially similar in form and substance to the warehouse lines of credit available to TFC as of the Closing Date, (C) the aggregate amount of commitments from such Warehouse Lenders is not less than $50,000,000 and (D) no event or circumstance has occurred and is continuing which would prevent TFC from obtaining funding under such warehouses line of credit in an amount of up to $50,000,000.

          (e) Prior to the termination of this Loan Agreement and each other Loan Document and the payment of all outstanding Secured Obligations and any other amounts payable pursuant hereto and thereto, TFC will not sell all or substantially all of its assets (except pursuant to the terms of an Other Warehouse Facility, a Securitization for which WestLB Panmure Securities Inc. or an Affiliate thereof acts as exclusive placement agent, or another asset securitization of receivables), without the prior written consent of the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer.

          (f) Without prior written consent of the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer, TFC shall not amend or otherwise modify the Underwriting Guidelines.

          (g) TFC shall not, prior to the date which is one year and one day after the termination of this Loan Agreement, petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Borrower under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Borrower or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Borrower.

          (h) TFC shall at all times hold itself out to the public under TFC's own name as a legal entity separate and distinct from its Affiliates.

          (i) To the extent that TFC and the Borrower and any of their respective stockholders or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

          (j) TFC will preserve and maintain its legal existence as a Virginia corporation.

          (k) TFC will preserve and maintain all of its material rights, privileges, licenses and franchises.

          (l) TFC will comply with the requirements of all applicable Requirements of Law (including, without limitation, the Truth in Lending Act and all environmental laws).

          (m) TFC will maintain accurate and complete records and books of account with respect to the Collateral and TFC's business, in which complete entries will be made in accordance with GAAP consistently applied.

          (n) TFC shall keep all of its property useful and necessary in its business in good working order and condition (ordinary wear and tear excepted). TFC shall maintain insurance coverage in the form of a fidelity bond which covers, among other things, employee dishonesty, forgery or alteration, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud in an aggregate amount of at least in each case $5,000,000 and shall not reduce such coverage without the written consent of the Lender. TFC shall also maintain such other insurance with financially sound and reputable insurance companies, and with respect to property and risks of a character usually maintained by entities engaged in the same or similar business similarly situated, against loss, damage and liability of the kinds and in the amounts customarily maintained by such entities. Each insurance policy referred to in the preceding sentence shall name the Collateral Agent (by name or as assignee of TFC), for the benefit of the Lender, the Hedge Counterparty and the Insurer, as loss payee to the extent of its insurable interest (including its interest in the Collateral), it being understood that neither the Lender nor the Hedge Counterparty shall assert any right to the proceeds of any such insurance policy unless either (i) an Insurer Default shall have occurred and be continuing or (ii) the Insurer shall have consented in its sole discretion to the distribution of such proceeds to the Lender and/or the Hedge Counterparty. All insurance companies issuing insurance pursuant to this section shall be acceptable to the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer, in their discretion.

          (o)  TFC shall give notice to the Lender and the Insurer, promptly:
(i) upon TFC becoming aware of, and in any event within one (1) Business Day after, the occurrence of any Default or any event of default or default under any other Loan Document, any Other Warehouse Facility, or any other material agreement of TFC or the Borrower; (ii) upon, and in any event within three (3) Business Days after, service of process on TFC, or any agent thereof for service of process, in respect of any legal or arbitrable proceedings affecting TFC or the Borrower (1) that questions or challenges the validity or enforceability of any of the Loan Documents or (2) in which the amount in controversy exceeds $100,000; (iii) upon TFC becoming aware of any event or change in circumstances which could reasonably be expected to have a Material Adverse Effect or to cause a Default; and (iv) of entry of a judgment or decree in respect of TFC, its assets or the Collateral in an amount in excess of $100,000. Each notice pursuant to this clause (o) shall be accompanied by a statement of a Responsible Officer of TFC setting forth details of the occurrence referred to therein and stating what action TFC has taken or proposes to take with respect thereto.

          (p) TFC shall furnish to the Lender and the Insurer, as soon as available, copies of any and all proxy statements, financial statements and reports which TFC sends to its shareholders, and copies of all (if any) regular, periodic and special reports, and all registration statements filed with the Securities and Exchange Commission or any Governmental Authority which supervises the issuance of securities by any TFC party and any press releases concerning any TFC party.

          (q) TFC will furnish to the Lender and the Insurer, from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender or the Insurer may reasonably request, all in reasonable detail.

          (r) No later than 12:00 p.m., New York City time, on each Determination Date, TFC (so long as TFC is the Servicer) shall deliver, or cause to be delivered, to the Lender, the Insurer, the Borrower, the Collateral Agent, the Successor Servicer and the Backup Servicer, in a computer-readable format acceptable to each such Person, a Servicer's Certificate executed by a Responsible Officer or agent of the Servicer containing among other things, (i) all information necessary to enable the Collateral Agent to make any withdrawal and deposit required by Section 4.02 of the Servicing Agreement, to give any
                        ------------
notice required by Section 4.02 of the Servicing Agreement and to make the
                   ------------
allocations to required to be made on the next Payment Date pursuant to Section
                                                                        -------
3.03(b) of this Loan Agreement, (ii) all information to be provided to Lender,
-------
the Borrower and the Insurer specified by Exhibit C to the Servicing Agreement and (iii) a listing of all Contracts repurchased by the Servicer or by the Seller on the related Deposit Date and each Contract which became a Liquidated Contracts or which was paid in full during the related Collection Period shall be identified by account number (as set forth in the Contracts Schedule). In addition to the information set forth in the preceding sentence, the Servicer's Certificate shall also contain the following information: (a) the Deferral Rate, the Delinquency Ratio and the Net Realized Loss Rate for each Monthly Static Pool for such Determination Date; (b) whether to the knowledge of the Servicer any Trigger Event or Funding Termination Event has occurred as of such Determination Date; (c) whether to the knowledge of the Servicer a Servicer Termination Event has occurred; and (d) such other information reasonably requested by the Insurer or the Lender. The Servicer shall deliver to the Lender, the Insurer, the Borrower, the Collateral Agent, the Successor Servicer and the Backup Servicer a hard copy of any such Servicer's Certificate upon request of such Person.

          (s) TFC shall deliver to the Lender and/or the Insurer and/or permit the Lender and the Insurer to inspect any property, books, valuations, records, audits or other information as the Lender and/or the Insurer may reasonably request upon reasonable prior notice.

          (t) TFC shall (i) not enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets (except pursuant to a Securitization for which WestLB or any of its Affiliates acts as exclusive placement agent), without the prior written consent of the Lender and the Insurer (so long as no Insurer Default shall have occurred and be continuing), and (ii) preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its organization.

          (u) TFC will defend the Collateral against, and will take such other action as is necessary to remove, any Lien, security interest or claim on or to the Collateral, other than the security interests created under this Loan Agreement, and TFC will defend the right, title and interest of the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, in and to any of the Collateral against the claims and demands of all Persons whomsoever.

          (v) TFC shall not (without the prior written consent of the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer) enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Person (including, without limitation any Affiliate, any shareholder, director, officer or employee (or any relative thereof) of TFC or any such Affiliate) unless such transaction is (a) not otherwise prohibited under this Loan Agreement or any other Loan Document, (b) in the ordinary course of TFC's business and (c) upon fair and reasonable terms no less favorable to TFC than it would obtain in a comparable arm's-length transaction.

          (w) Without the prior written consent of the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer, TFC will not, nor will it permit or allow others to, amend, modify, terminate or waive any provision of any Contract Document, except to the extent otherwise expressly permissible under the Loan Documents. Notwithstanding the foregoing, TFC may, without the prior written consent of the Lender and the Insurer, waive any assumption fees, late payment charges, charges for checks returned for insufficient funds, or other fees which may be collected in the ordinary course of servicing the Contracts and that the Servicer is entitled to retain pursuant to the Servicing Agreement. TFC shall take such reasonable and lawful actions as the Lender or the Insurer shall request to enforce TFC's rights under the Contracts, and, following the occurrence of a Default, shall take such actions as are necessary to enable the Lender to exercise such rights in the Lender's own name.

          (x) TFC will observe all corporate procedures required by its certificate of incorporation, its by-laws and the laws of its jurisdiction of formation. TFC will maintain its corporate existence in good standing under the laws of its jurisdiction of formation and will promptly obtain and thereafter maintain qualifications to do business as a foreign corporation in any other state in which it does business and in which it is required to so qualify.

          (y) TFC will pay its operating expenses and liabilities from its own assets.

          (z) TFC will not hold itself out, or permit itself to be held out, as having agreed to pay or as being liable for the debts of the Borrower and TFC will not engage in business transactions with the Borrower, except on an arm's-length basis. TFC will not hold the Borrower out to third parties as other than an entity with assets and liabilities distinct from TFC. TFC will cause any financial statements consolidated with those of the Borrower to state that the Borrower is a separate corporate entity with its own separate creditors who, in any liquidation of the Borrower, will be entitled to be satisfied out of the Borrower's assets prior to any value in the Borrower becoming available to TFC's equity holders. TFC will not act in any other matter that could foreseeably mislead others with respect to the Borrower's separate identity.

          (aa) TFC shall take all actions necessary to maintain the accuracy of the factual assumptions set forth in the legal opinions of Williams Mullen Clark & Dobbins, special counsel to the Borrower and TFC, issued in connection with the Purchase Agreement and relating to the issues of substantive consolidation and true sale of the Contracts.

          (bb) Except as otherwise provided herein or in any other Loan Document, TFC shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any Contract, any collections related thereto or any other Collateral related thereto, or upon or with respect to any account to which any collections of any Contract are sent, or assign any right to receive income in respect thereof.

          (cc) TFC will not account for or treat (whether in financial statements or otherwise) the transactions contemplated by the Purchase Agreement in any manner other than the sale of Contracts and other Collateral by TFC to the Borrower, it being understood that the Advances to the Borrower under this Loan Agreement will be treated as debt on the consolidated financial statements of TFC.

          (dd) TFC will not amend, modify, waive or terminate any terms or conditions of the Purchase Agreement without the prior written consent of the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer, and shall perform its obligations thereunder.

          (ee) TFC shall deliver or cause to be delivered to the Collateral Agent two Business Days before each Funding Date the Funding Date Documentation with respect to the Contracts being pledged hereunder on such Funding Date.

          (ff) TFC shall deliver to the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer, on each Purchase Date a copy of the Assignment delivered to it on such Purchase Date.

          (gg) TFC shall promptly give notice to the Lender and the Insurer of the occurrence of (a) any Funding Termination Event or Trigger Event, specifying the event and the action which TFC proposes to take with respect thereto, (b) any event or occurrence which will or could reasonably be expected to adversely affect the collectibility of any material portion of the Contracts or the ability of TFC to service such Contracts or the ability of TFC or the Borrower to perform its obligations under any Loan Document to which it is a party or any other event or occurrence which individually or in the aggregate could reasonably be expected to materially and adversely affect TFC's or the Borrower's financial condition, operations, business or prospects.

          (hh) TFC shall pay and discharge all taxes and governmental charges upon it or against any of its properties or assets or its income prior to the date after which penalties attach for failure to pay, except (a) to the extent that TFC shall be contesting in good faith in appropriate proceedings its obligation to pay such taxes or charges, adequate reserves having been set aside for the payment thereof, or (b) with respect to such taxes and charges which are not material in either nature or amount such that any failure to pay or discharge them, and any resulting penalties, either in any one instance or in the aggregate, would not materially and adversely affect the financial condition, operations, business or prospects of TFC.

          (ii) At the request of the Lender or the Insurer, TFC shall execute such financing statements as Lender or the Insurer determines may be required by law to perfect, maintain and protect the security interest of Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, in the Collateral and in the proceeds thereof.

          (jj) TFC shall, and shall cause each of its Subsidiaries to, permit any representative of the Lender or the Insurer to visit and inspect any of the properties of TFC and such Subsidiaries to examine the books and records of TFC and such Subsidiaries and to make copies and take extracts therefrom, and to discuss the business, operations, properties, condition (financial or otherwise) or prospects of TFC and each such Subsidiary or any of the Collateral with the officers and independent public accountants thereof and as often as Lender or the Insurer may reasonably request, and so long as no Default or Event of Default shall have occurred and be continuing, all at such reasonable times during normal business hours upon reasonable prior notice. TFC shall provide to Lender and the Insurer all information regarding its operations and practices as Lender or the Insurer shall reasonably request in writing.

          (kk) TFC shall pay and perform, as and when due, all of its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of TFC, and except to the extent that the failure to do so could not individually or in the aggregate reasonably be expected to result in a Material Adverse Change.

          (ll) TFC will provide the Lender and the Insurer with not less than 30 days prior written notice of any change in the chief executive office or jurisdiction of incorporation of TFC to permit the Lender to make any additional filings necessary to continue the Collateral Agent's perfected security interest in the Collateral.

          (mm) TFC shall, and shall cause each of its Subsidiaries to, comply
(i) in all material respects with all Requirements of Law and any change therein or in the application, administration or interpretation thereof (including, without limitation any request, directive, guideline or policy, whether or not having the force of law) by any Governmental Authority charged with the administration or interpretation thereof; and (ii) with all indentures, mortgages, deeds of trust, agreements, or other instruments or Contractual Obligations to which it is a party, including without limitation, each Loan Document to which it is a party, or by which it or any of its properties may be bound or affected, or which may affect the Contracts, if the failure to comply therewith could, individually or in the aggregate, result in a Material Adverse Effect.

          (nn) TFC shall not enter into any transaction which adversely affects the Collateral or the Lender's, the Hedge Counterparty's or the Insurer's rights under this Loan Agreement, the Note or any other Loan Document.

          (oo) Except for routine and customary salary advances or loans to employees in connection with relocation expenses consistent with past practice of TFC and its Affiliates, TFC shall not make any unsecured loans or other advances of money to officers, directors, employees, stockholders, or affiliates in excess of $50,000 in the aggregate.

          (pp) TFC shall not do any of the following if it will have a Material Adverse Effect on the payment or performance of, or TFC's ability to pay and/or perform, its obligations to the Lender or in respect of any other Secured Obligations with respect to this Loan Agreement, the Note or any other Loan Document to which it is a party: (i) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of TFC's stock, except in connection with employment or similar agreements with officers and directors of TFC consistent with past practice, or (ii) make any change in TFC's capital structure, or (iii) make any material change in any of its business objectives, purposes or operations which could reasonably be expected to materially and adversely affect the payment or performance of, or TFC's ability to pay and/or perform, its obligations to the Lender, any other party or the Insurer with respect to this Loan Agreement, the Note or any other Loan Document to which it is a party.

          (qq) TFC shall not grant or otherwise create any Lien on the capital stock of the Borrower.

          (rr)   TFC shall deliver to the Lender and the Insurer:

          (i) as soon as available and in any event within 45 days after the end of each of the first three quarterly fiscal periods of each fiscal year of TFC, copies of the unaudited balance sheet of TFC as at the end of such period and the related unaudited statements of income and of cash flow for such period and for the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous fiscal year, accompanied by a certificate of a Responsible Officer of TFC, which certificate shall state that such financial statements fairly present the financial conditions and results of operations of TFC in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end adjustments);

          (ii) as soon as available and in any event within 120 days after the end of each fiscal year of TFC, copies of the audited financial statements for TFC for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that such financial statements fairly present the financial condition and results of operations of TFC as at the end of, and for, such fiscal year in accordance with GAAP;

          (iii) concurrently with the delivery of the financial statements referred to in clauses (i) and (ii) above, a compliance certificate in form and substance satisfactory to the Lender showing (including calculations thereof) that TFC is in compliance with each of the financial covenants contained in Section 7.02(a), (c) and (d); and
                  ---------------  ---     ---

          (iv) from time to time such other information regarding the financial condition, operations, or business of the TFC Parties and their Affiliates as the Lender or the Insurer may reasonably request.

     Section 7.03  Securitizations.
                   ---------------

          (a) From the Effective Date through the termination of this Loan Agreement, WestLB Panmure Securities Inc. and any Affiliate thereof will have the right of first refusal to act as sole manager or sole placement agent for all Securitizations; provided, however, that such right shall cease to exist if
                     --------  -------
Panmure and each Affiliate thereof shall have ceased to transact business in the placement of asset-backed securities.

          (b) The Borrower and TFC hereby acknowledge and agree that any proceeds received by any of their respective Affiliates from any Securitization shall be used to repay Advances then outstanding and other outstanding Secured Obligations under this Loan Agreement, the Note or any other Loan Document.

          (c) With respect to each Securitization, the Borrower and TFC hereby agree to pay Panmure or the applicable Affiliate thereof the fee relating to such Securitization as set forth in the Engagement Letter.

          (d) Notwithstanding anything to the contrary contained herein, nothing set forth in this Section 7.03 is intended to be nor does it constitute
                          ------------
a commitment or obligation by Panmure or any of its Affiliates to act as an underwriter, manager or placement agent in connection with any offering or sale of securities or to arrange any financing by TFC, the Borrower or any of their respective Affiliates; and no liability or obligation on the part of Panmure or any of its Affiliates to proceed with or participate in an offering of securities or arrangement of financing by TFC, the Borrower or any of their respective Affiliates shall be created or exist unless or until Panmure or any of its Affiliates, as the case may be, has executed and delivered a purchase agreement, placement agency agreement or similar agreement containing Panmure's or such Affiliate's customary provisions (including provisions with respect to indemnification and contribution) and then only in accordance with the terms and conditions set forth therein.

                                  ARTICLE VIII

                               EVENTS OF DEFAULT

     Section 8.01   Events of Default.  Each of the following events shall
                    -----------------
constitute an event of default (an "Event of Default") under this Loan
                                    ----------------
Agreement:

          (a) Default in the Payment of any Advance.  The Borrower shall default
              -------------------------------------
in the payment of any principal of or interest on any Advance when due (whether at stated maturity, upon acceleration or at mandatory or optional prepayment or otherwise), and such default shall continue for one (1) Business Day; or the Servicer shall fail to deposit any amount required to be deposited by it in the Collection Account and such failure shall continue for one (1) Business Day; or

          (b) Default in the Payment of any Other Amount.  The Borrower shall
              ------------------------------------------
default in the payment of any other amount (including, without limitation, the Premium) payable by it under this Loan Agreement or under any other Loan Document after notification by the Lender or the Insurer of such default or the discovery of such default by a Responsible Officer of the Borrower or TFC, and such default shall have continued unremedied for three (3) Business Days; or

          (c) Inability to Pay Debts.  Any TFC Party shall become insolvent or
              ----------------------
fail to, or shall admit in writing its inability to, pay its debts as such debts become due; or

          (d) Voluntary Bankruptcy Event.  Any TFC Party shall (i) apply for or
              --------------------------
consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself, of the Collateral or of all or a substantial part of such TFC Party's property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts,
(v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or any other law referred to in clause (iv) above, (vi) cease to
                                                -----------
conduct its business, or (vii) take any corporate or other action for the purpose of effecting any of the foregoing; or

          (e) Involuntary Bankruptcy Event.  A proceeding or case shall be
              ----------------------------
commenced, without the application or consent of any TFC Party, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of any TFC Party, the Collateral or any substantial part of any TFC Party's property, or (iii) similar relief in respect of any TFC Party under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed; the Collateral or any other assets of any TFC Party are attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of such TFC Party, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against any TFC Party shall be entered in an involuntary case under the Bankruptcy Code; any TFC Party shall have concealed, removed or permitted to be concealed or removed any part of its property with intent to hinder, delay or defraud its creditors or made or suffered a transfer of any of its property which is fraudulent under any bankruptcy, fraudulent conveyance or other similar law; or

          (f) Borrowing Base Deficiency.  The Borrower shall have failed to cure
              -------------------------
a Borrowing Base Deficiency in the manner, and within the time period, set forth in Section 2.07(a); or

          (g) Failure to Maintain a Valid Perfected First Priority Security
              -------------------------------------------------------------
Interest.  The Collateral Agent shall at any time fail to have a valid,
--------
perfected, first priority security interest in any of the Collateral, for the benefit of the Lender, the Hedge Counterparty and the Insurer, free and clear of all Liens or any purchase by the Borrower of a Contract under the Purchase Agreement shall, for any reason, cease to create in favor of the Borrower a perfected ownership interest in such Contract and the other Collateral related thereto; provided, however, that if an event described in this clause (g) is
         --------  -------
cured by the repurchase of Contracts pursuant to Article VI of the Purchase Agreement, together with the payment of any required indemnity, such event shall cease to constitute an Event of Default; or

          (h) Cross Default.  Any TFC Party shall be in default under any note,
              -------------
indenture, loan agreement, guaranty, swap agreement or any other Contractual Obligation to which it is a party, which default involves the failure to pay an amount in excess of $100,000 and which default (i) involves the failure to pay a matured obligation, or (ii) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such note, indenture, loan agreement, guaranty, swap agreement or other Contractual Obligation; or

          (i) Breach of Term, Covenant or Agreement.  Any TFC Party or the
              -------------------------------------
Servicer (if TFC is the Servicer) shall fail to perform or observe any term, covenant or agreement under this Loan Agreement, the Note or any other Loan Document which failure is (i) curable by payment of money and continues unremedied for a period of three (3) Business Days, (ii) curable by means other than payment of money and continues unremedied for a period of ten (10) Business Days; or (iii) is not curable and continues unremedied for a period of one (1) Business Day; or

          (j) Breach of Representation or Warranty.  Any representation or
              ------------------------------------
warranty made or deemed to be made by any TFC Party or the Servicer (if TFC is the Servicer) (or any of their respective officers) under or in connection with this Loan Agreement or any other Loan Document, any remittance report or other information or report delivered pursuant hereto or any other Loan Document shall prove to have been false or incorrect in any material respect when made which failure is (i) curable by payment of money and continues unremedied for a period of three (3) Business Days, (ii) curable by means other than payment of money and continues unremedied for a period of twenty (20) Business Days; or (iii) is not curable and continues unremedied for a period of one (1) Business Day (including, without limitation, any representation or warranty made or deemed to be made by TFC (or any of its officers or agents) under or in connection with the Purchase Agreement); provided, however, that if any breach described above
                         --------  -------
is cured by the repurchase of Contracts pursuant to Article VI of the Purchase Agreement, together with the payment of any required indemnity, such breach shall cease to constitute an Event of Default; or

          (k) Failure to Maintain Credit Lines.  At any time during the term of
              --------------------------------
this Loan Agreement, TFC ceases to maintain warehouse lines of credit that satisfy each of the following criteria: (A) such warehouse lines of credit are extended by third-party financial institutions ("Warehouse Lenders") that are not Affiliates of TFC, (B) the terms of such warehouse lines of credit are substantially similar in form and substance to the warehouse lines of credit available to TFC as of the Closing Date, (C) the aggregate amount of commitments from such Warehouse Lenders is not less than $50,000,000 and (D) no event or circumstance has occurred and is continuing which would prevent TFC from obtaining funding under such warehouses line of credit in an amount of up to $50,000,000; or

          (l) Delinquencies.  As of any date of determination, the Delinquency
              -------------
Ratio is equal to or greater than 11.00%; or

          (m) Net Realized Losses.  As of any date of determination, the Net
              -------------------
Realized Loss Rate with respect to any Monthly Static Pool exceeds the Net Loss Default Percentage with respect to such Monthly Static Pool for such date of determination; or

          (n) Outstanding Amount after Facility Termination Date.  The Total
              --------------------------------------------------
Outstanding Advances, together with all other outstanding Secured Obligations, shall be greater than zero on the date occurring 91 days after the Facility Termination Date (it being understood that, notwithstanding Section 2.05(a), the
                                                            ---------------
existence of Total Outstanding Advances and/or other outstanding Secured Obligations in an amount greater than zero shall not constitute an Event of Default prior to 91 days after the Facility Termination Date); or

          (o) Unsatisfied Judgment.  A final, nonappealable judgment by any
              --------------------
competent court in the United States of America for the payment of money in an amount in excess of $100,000 shall be rendered against any TFC Party and the same remains undischarged for a period of sixty (60) days after the entry thereof; or

          (p) Settlement of Action.  Any TFC Party shall pay an amount in excess
              --------------------
of $100,000 in connection with the settlement of any action filed in any competent court in the United States of America, in which action such TFC Party is a named defendant, if such action contains allegations of fraud, wrongful conduct in connection with such TFC Party's lending, servicing or origination practices or other wrongdoing that have a Material Adverse Effect on such TFC Party; or

          (q) Change of Control.  Any Change of Control shall occur with respect
              -----------------
to any TFC Party, unless the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer shall have expressly consented to such Change of Control in writing; or

          (r) Failure to Deliver Servicer Reports.  The Servicer (if TFC) shall
              -----------------------------------
have failed (i) to deliver to the Lender, the Insurer, the Borrower, the Collateral Agent and the Backup Servicer, on later than 12:00 p.m., New York City time, on any Determination Date the Servicer's Certificate for such Determination Date, pursuant to Section 3.17 of the Servicing Agreement, or (ii)
                                ------------
to deliver to the Lender and the Insurer any Borrowing Base Deficiency Notice by the time that such notice is required so to be delivered under Section 4.03(a)
                                                               ---------------
of the Servicing Agreement, in either case, which failure continues unremedied for a period of one (1) Business Day after the earlier to occur of (x) discovery by a Responsible Officer of the Servicer, or (y) the date on which written notice has been received by a Responsible Officer of the Servicer; or

          (s) Servicer Termination Event.  A Servicer Termination Event (if TFC
              --------------------------
is the Servicer), other than the Servicer Termination Event set forth in Section
                                                                         -------
7.01(l) of the Servicing Agreement, shall have occurred and be continuing; or
-------

          (t) Required Audits.  A material exception shall exist in the Required
              ---------------
Audits which may have a material adverse effect on the Lender, the Contracts or the other Collateral, in the opinion of the Lender or, so long as no Insurer Default shall have occurred and be continuing, the Insurer; or

          (u) Material Adverse Change.  The Lender or, provided that no Insurer
              -----------------------
Default shall have occurred and be continuing, the Insurer shall have cause to believe that (i) there has been a Material Adverse Effect with respect to the Collateral or the Lender's rights under this Loan Agreement, the Note or any other Loan Document or (ii) any TFC Party shall have suffered any Material Adverse Change; or

          (v) Termination of Activity.  The activities of any TFC Party are
              -----------------------
terminated for any reason, including any termination thereof by a regulatory, tax or accounting body and such termination has a Material Adverse Effect on such TFC Party; or

          (w) Termination of Loan Documents.  The Custodial Agreement, the
              -----------------------------
Purchase Agreement, the Note, the Servicing Agreement, the Parent Support Agreement or any other Loan Document, shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any party thereto; or

          (x) ERISA Default.  (i) Any Person shall engage in any "prohibited
              -------------
transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, or any Lien in favor of the PBGC or a Plan shall arise on the assets of a TFC Party or any Commonly Controlled Entity, (iii) a Reportable

Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Lender, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) a TFC Party or any Commonly Controlled Entity shall incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

          (y) Pre-Existing Condition.  The discovery by the Lender or the
              ----------------------
Insurer during its continuing due diligence of the TFC Parties of a condition or event which existed at or prior to the execution hereof and which the Lender or, provided that no Insurer Default shall have occurred and be continuing, the Insurer determines materially and adversely affects: (i) the condition (financial or otherwise) of the TFC Parties or (ii) the ability of the TFC Parties or the Lender to fulfill their respective obligations under this Loan Agreement, the Note or the other Loan Documents; or

          (z)  Failure to Answer.  The Lender or, provided that no Insurer
               -----------------
Default shall have occurred and be continuing, the Insurer shall reasonably request, specifying the reasons for such request, information, and/or written responses to such requests, regarding the Collateral or the financial well-being of any TFC Party and such information and/or responses shall not have been provided within five (5) Business Days of such request.

          (aa) Notice of Claim.  The Collateral Agent shall deliver to the
               ---------------
Insurer a Notice of Claim for Payment under the Policy.

          (bb) Insurer Default.  An Insurer Default shall have occurred and
               ---------------
shall have been continuing for 60 days.

                                  ARTICLE IX

                             REMEDIES UPON DEFAULT

     Section 9.01 Remedies.
                  --------

          (a) Upon the occurrence and continuation of one or more Events of Default, and in addition to the remedies provided in Section 4.07 hereof and
                                                     ------------
otherwise provided in this Loan Agreement, the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer may immediately declare the principal amount of the Advances then outstanding under the Note to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Loan Agreement. Upon such declaration, the balance then outstanding on the Note shall become immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

          (b) Upon the occurrence and continuation of one or more Events of Default, and in addition to the remedies provided in Section 4.07 hereof and
                                                     ------------
otherwise provided in this Loan Agreement, the Collateral Agent (at the direction of the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer) shall have the right to obtain physical possession of the Servicing Records and all other files of the TFC Parties relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of the TFC Parties or any third party acting for the TFC Parties and the TFC Parties shall deliver (or cause to be delivered) to the Collateral Agent and the Backup Servicer such assignments as the Collateral Agent (at the direction of the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer) shall request. The Borrower shall be responsible for paying any fees of any Servicer resulting from the termination of a Servicer due to an Event of Default. The Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer shall have the right to demand transfer of all servicing rights and obligations to a new servicer (including, without limitation, the Successor Servicer) acceptable to the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer, and the Borrower shall pay to such new servicer a servicing fee or any other amounts necessary to assure the ability of the Lender to find an appropriate successor servicer. The Collateral Agent (at the direction of the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer) may deduct any such fees from the proceeds of the Collateral prior to applying any such proceeds to the other Secured Obligations. The Lender, the Collateral Agent and the Insurer shall be entitled to specific performance of all agreements of the TFC Parties contained in the Loan Documents.

                                   ARTICLE X

                          NO DUTY OF COLLATERAL AGENT

     Section 10.01 No Duty of Collateral Agent.  The powers conferred on the
                   ---------------------------
Collateral Agent hereunder are solely to protect the interests in the Collateral of the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the TFC Parties for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

                                  ARTICLE XI

                                 MISCELLANEOUS

     Section 11.01 No Waiver; Remedies Cumulative.  No failure or delay on the
                   ------------------------------
part of the Lender or the Insurer in exercising any right, remedy, power or privilege under this Loan

Agreement, the Note or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of, or any abandonment or discontinuance of steps to enforce any right, remedy, power or privilege under this Loan Agreement, the Note or any other Loan Document preclude any other or further exercise thereof or the exercise of any other rights, remedies or privileges thereunder. The rights, remedies, powers and privileges provided in this Loan Agreement, the Note or any other Loan Documents are cumulative and may be exercised singularly or concurrently and are not exclusive of any other rights, remedies, powers or privileges provided by law.

     Section 11.02 Notices.  Except as otherwise expressly permitted by this
                   -------
Loan Agreement, all notices, requests and other communications provided for under the Loan Documents (including without limitation any modifications of, or waivers, requests or consents under, this Loan Agreement) shall be given or made in writing (including without limitation by telecopy) delivered to the intended recipient at the address specified for each party hereto below; or, as to any party, at such other address as shall be designated by such party in a written notice to each other party:

THE BORROWER:                       TFC Warehouse Corporation I
                                    5425 Robin Hood Rd.
                                    Suite 101-B
                                    Norfolk, VA  23513
                                    Attention: Ronald G. Tray
                                    Telecopier No.: (757) 858-4093
                                    Telephone No.:  (757) 858-1400 ext. 354

                                    With a copy to:

                                    John M. Paris, Jr., Esq.
                                    Williams Mullen Clark & Dobbins
                                    900 One Columbus Center
                                    Virginia Beach, Virginia  23462
                                    Telecopier No.: (757) 473-0395
                                    Telephone No.:  (757) 473-5308

THE INITIAL PURCHASER
AND SERVICER:                       The Finance Company
                                    5425 Robin Hood Rd.
                                    Suite 101-B
                                    Norfolk, VA 23513
                                    Attention: Ronald G. Tray
                                    Telecopier No.: (757) 858-4093
                                    Telephone No.:  (757) 858-1400 ext. 354

                                    With a copy to:

                                    John M. Paris, Jr., Esq.
                                    Williams Mullen Clark & Dobbins
                                    900 One Columbus Center
                                    Virginia Beach, Virginia 23462
                                    Telecopier No.: (757) 473-0395
                                    Telephone No.:  (757) 473-5308

THE LENDER:                         Westside Funding Corporation
                                    c/o AMACAR Group, L.L.C.
                                    6525 Morrison Boulevard, Suite 318
                                    Charlotte, North Carolina 28211
                                    Attention: Juliana Johnson
                                    Telecopier No.: (704) 365-1362
                                    Telephone No.:  (704) 365-0569

                                    With a copy to:

                                    Westdeutsche Landesbank Girozentrale, New
                                    York Branch
                                    1211 Avenue of the Americas
                                    New York, New York 10036
                                    Attention: Jeffrey Kramer
                                    Telecopier No.: (212) 597-1423
                                    Telephone No.:  (212) 597-8368


THE COLLATERAL AGENT:               Wells Fargo Bank Minnesota, National
                                    Association

                                    Sixth Street and Marquette Avenue
                                    MAC #9311-161
                                    Minneapolis, Minnesota  55479
                                    Attention: Corporate Trust Services
                                    Asset Backed Administration
                                    Telecopier No.: (612) 667-3539
                                    Telephone No.:  (612) 667-8058

THE INSURER:                        Royal Indemnity Company

                                    11111 Carmel Commons Boulevard
                                    Charlotte, North Carolina  28226
                                    Attention: Tony McKenzie
                                    Telecopier No.: (704) 543-3566
                                    Telephone No.:  (704) 543-3411

     Except as otherwise provided in this Loan Agreement and except for notices given under Article II (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telecopy (evidenced by electronic receipt) or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

     Section 11.03 Indemnification and Expenses.
                   ----------------------------

          (a) Each of TFC and the Borrower, jointly and severally, agrees to hold the Lender, the Collateral Agent, the Backup Servicer, the Insurer, the Hedge Counterparty and each of their officers, directors, agents and employees (each, an "Indemnified Party") harmless from and indemnify each Indemnified
           -----------------
Party against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against such Indemnified Party in any suit, action, claim or proceeding relating to or arising out of this Loan Agreement, the Note, any other Loan Document, any Collateral or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Loan Agreement, the Note, any other Loan Document, any Collateral or any transaction contemplated hereby or thereby, including, without limitation, (i) the failure by a TFC Party to comply in any material respect with any applicable law, rule or regulation with respect to any Contract or any Financed Vehicle, or the nonconformity of any Contract with any such applicable law, rule or regulation, (ii) the offering or effectuation of any Securitization, or (iii) the commingling of the proceeds of the Collateral at any time with other funds, except, in each case, to the extent arising from such Indemnified Party's gross negligence or willful misconduct. In any suit, proceeding or action brought by the Lender or the Insurer in connection with any Collateral for any sum owing thereunder, or to enforce any provisions of such Collateral, each of TFC and the Borrower will save, indemnify and hold each Indemnified Party harmless from and against all reasonable expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by a TFC Party of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from a TFC Party. Each of TFC and the Borrower also agrees to reimburse each Indemnified Party as and when billed by such Indemnified Party for all the Lender's reasonable costs and expenses incurred in connection with the enforcement or the preservation of such Indemnified Party's rights under this Loan Agreement, the Note, any other Loan Document, any Collateral or any transaction contemplated hereby or thereby, including without limitation the fees and disbursements of its counsel (including all reasonable fees and disbursements incurred in any action or proceeding between a TFC Party and an Indemnified Party or between an Indemnified Party and any third party relating hereto). The Lender hereby acknowledges that, notwithstanding the fact that the Secured Obligations are secured by the Collateral, each Secured Obligation is otherwise a non-recourse obligation of the Borrower.

          (b) Each of TFC and the Borrower agrees to pay as and when billed by any Indemnified Party all reasonable fees, costs and expenses incurred by the Lender in connection with the development, preparation and execution of, this Loan Agreement, the Note, any other Loan Document, any Collateral or any other documents prepared in connection herewith or therewith, and any amendment, supplement or modification thereto, any waiver thereunder, and the consummation and administration of the transactions contemplated hereby and thereby, including without limitation (i) the reasonable fees, disbursements and expenses of counsel to the Lender including, without limitation, such fees and disbursements incurred in advising the Lender from time to time as to its rights and remedies under this Loan Agreement, the Note or any other Loan Document, and (ii) all the due diligence, inspection, testing and review costs and expenses incurred by the Lender with respect to Collateral under this Loan Agreement.

     Section 11.04   Amendments; Waivers.  Any term or provision of a Loan
                     -------------------
Document may be amended, supplemented or otherwise modified only by an instrument in writing signed by TFC, the Borrower, the Lender and (to the extent any such modification or supplement would have an adverse effect on the interest of the Collateral Agent or the Backup Servicer) the Collateral Agent and/or the Backup Servicer; provided that any such amendment, supplement or other
                 --------
modification shall require the prior written consent of the Insurer so long as no Insurer Default shall have occurred and be continuing; provided further that any such amendment, supplement or other modification that shall affect any right or obligation of the Hedge Counterparty under this Loan Agreement shall require the prior written consent of the Hedge Counterparty (such consent not to be unreasonably withheld); provided further that (x) any amendment to Appendix A to
                        -------- -------                           ----------
this Loan Agreement that shall result in a change to the definition of any term used in the Servicing Agreement or (y) an amendment to any other provision of this Loan Agreement, which amendment shall affect any right or obligation of the Successor Servicer (as successor to the Servicer), shall also require the prior written consent of the Successor Servicer. Any provision of a Loan Document may be waived only by the written agreement of the Lender; provided that, so long as
                                                       --------
no Insurer Default shall have occurred and be continuing, any such waiver shall require the prior written consent of the Insurer. In the case of any waiver of a Default or Event of Default, any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

     Section 11.05   Severability.  Any provision of this Loan Agreement, the
                     ------------
Note or any other Loan Document which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of such provisions in any other jurisdiction.

     Section 11.06   Survival.  The obligations of TFC and the Borrower under
                     --------
Sections 2.08, 2.09, 2.12, 11.03, 11.10, 11.11 and 11.16 hereof shall survive
-------------  ----  ----  -----  -----  -----     -----
the execution and delivery of this Loan Agreement and the repayment of the Advances and the termination of this Loan Agreement. In addition, each representation and warranty made or deemed to be made by a request for a borrowing herein or pursuant hereto shall survive the making of such representation and warranty, and the Lender shall not be deemed to have waived, by reason of making any

Advance, any Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that the Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Advance was made.

     Section 11.07   Captions.  The table of contents and captions and section
                     --------
headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Loan Agreement.

     Section 11.08   Counterparts.  This Loan Agreement may be executed in any
                     ------------
number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Loan Agreement by signing any such counterpart.

     Section 11.09   GOVERNING LAW; ETC.  THIS LOAN AGREEMENT SHALL BE GOVERNED
                     -------------------
BY THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS LOAN AGREEMENT), AND SHALL CONSTITUTE A SECURITY AGREEMENT WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE.

     Section 11.10   SUBMISSION TO JURISDICTION; WAIVERS.  EACH OF TFC, THE
                     -----------------------------------
BORROWER, THE LENDER AND THE COLLATERAL AGENT HEREBY IRREVOCABLY AND
UNCONDITIONALLY:

     (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LOAN AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

     (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

     (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 11.02
   -------------

OF THIS LOAN AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED; AND

     (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

     Section 11.11   WAIVER OF JURY TRIAL.  EACH OF TFC, THE BORROWER, THE
                     --------------------
LENDER AND THE COLLATERAL AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     Section 11.12   Acknowledgments.  Each of TFC and the Borrower hereby
                     ---------------
acknowledges that:

               (a) it has been advised by counsel in the negotiation, execution and delivery of this Loan Agreement, the Note and the other Loan Documents;

               (b) the Lender has no fiduciary relationship to TFC, the Borrower or any of their respective Affiliates, and the relationship between the Borrower and the Lender is solely that of debtor and creditor; and

               (c) no joint venture exists between the Lender and TFC or the Borrower.

     Section 11.13   No Proceedings.   Each of TFC, the Borrower and the
                     --------------
Collateral Agent agrees not to institute against, or join any other person in instituting against, the Lender any bankruptcy, reorganization, arrangement, insolvency, liquidation or similar proceeding for one year and a day after the amounts owing under this Agreement and all other credit agreements executed by the Lender have been paid in full.

     Section 11.14   Assignments; Participations.
                     ---------------------------

               (a) This Loan Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither TFC nor the Borrower may assign any of its rights or obligations hereunder under the Note or under any other Loan Document without the prior written consent of the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer. The Lender may assign, participate or otherwise transfer to any Affiliate of the Lender or any other Person all or any of its rights or obligations under this Loan Agreement and the other Loan Documents; provided that the rights and obligations of Panmure under
                      --------
Section 7.03 hereof may be assigned only to any Affiliate of Panmure; provided
------------                                                          --------
further that, so long as no Insurer Default shall have occurred and be
-------
continuing, any assignment by the Lender of rights or obligations hereunder (other than an assignment of the rights and obligations of Panmure under Section
                                                                         -------
7.03 hereof to any Affiliate of Panmure), shall require the prior consent of the
----
Insurer; provided further that a participation by the Lender of any Advance
         -------- -------
shall not require consent of the Insurer.

               (b) Each of TFC and the Borrower agrees to cooperate with the Lender in connection with any such assignment or transfer, to execute and deliver such replacement notes, and to enter into such restatements of, and amendments, supplements and other modifications to, this Loan Agreement and the other Loan Documents in order to give effect to such assignment or transfer.

     Section 11.15   Servicing.
                     ---------

               (a) Each of TFC and the Borrower covenants to maintain or cause the servicing of the Contracts to be maintained in conformity with the Servicing Agreement and accepted customary and prudent servicing practices in the industry for the same type of assets as the Contracts and in a manner at least equal in quality to the servicing TFC provides for Contracts which it owns. In the event that the preceding language is interpreted as constituting one or more servicing contracts, each such servicing contract shall terminate automatically upon the earlier of (i) the occurrence of an Event of Default, or (ii) the Facility Termination Date.

               (b) Each of TFC and the Borrower agrees that (i) the Collateral Agent is the collateral assignee of all servicing records relating to the Collateral, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the of Contracts (the "Servicing Records"), and (ii) the Borrower
                                  -----------------
grants the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, a security interest in all of the Borrower's rights relating to the Contracts and all Servicing Records to secure the obligation of the Borrower or its designee to service in conformity with this Section and any other obligation of the Borrower to the Lender. Each of TFC and the Borrower covenants to safeguard such Servicing Records and to deliver them promptly to the Lender or its designee

(including the Collateral Agent) at the request of the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer.

               (c) After the Certification Date, until the pledge of any Contract is relinquished by the Collateral Agent, neither TFC nor the Borrower will have any right to modify or alter the terms of the related Contract Documents except with the prior written consent of the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer in the case of the Borrower, or as permitted by the Servicing Agreement, in the case of TFC, and neither TFC nor the Borrower will have any obligation or right to repossess such Contract or substitute another Contract, except as provided in the Custodial Agreement.

               (d) TFC shall permit the Lender and the Insurer to inspect TFC's or its Affiliate's servicing facilities, as the case may be, during normal business hours after reasonable prior notice, for the purpose of satisfying the Lender or the Insurer that TFC or its Affiliate, as the case may be, has the ability to service the Contracts as provided in this Loan Agreement and the other Loan Documents.

     Section 11.16  Periodic Due Diligence Review.  Each of TFC and the Borrower
                    -----------------------------
acknowledges that each of the Lender and the Insurer has the right to perform continuing due diligence reviews with respect to the Contracts, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and each of TFC and the Borrower agrees that upon reasonable (but no less than one (1) Business Day's) prior notice to TFC or the Borrower, as the case may be (which prior notice shall not be required after the occurrence and during the continuation of a Default), the Lender and the Insurer or their respective authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Contracts Files and any and all documents, records, agreements, instruments or information relating to such Contracts in the possession or under the control of TFC, the Borrower and/or the Collateral Agent. Each of TFC and the Borrower also shall make available to the Lender and the Insurer a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Contracts Files and the Contracts. Without limiting the generality of the foregoing, each of TFC and the Borrower acknowledges that the Lender may make Advances to the Borrower based solely upon the information provided by TFC or the Borrower, as the case may be, to the Lender and the representations, warranties and covenants contained herein, and that each of the Lender and the Insurer, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Contracts securing such Advance, including without limitation ordering new credit reports and otherwise re-generating the information used to originate such Contracts. The Lender may underwrite such Contracts itself or engage a mutually agreed upon third party underwriter to perform such underwriting. Each of TFC and the Borrower agrees to cooperate with the Lender and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Lender and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Contracts in the possession, or under the control, of TFC or the Borrower, as the case may be. Each of TFC and the Borrower further agrees that TFC or the Borrower, as the case may be, shall reimburse the Lender or the

Insurer, as applicable, for all out-of-pocket costs and expenses incurred by the Lender or the Insurer in connection with the activities of the Lender or the Insurer pursuant to this Section 11.16.
                         -------------

     Section 11.17   Set-Off.  In addition to any rights and remedies of the
                     -------
Lender provided by this Loan Agreement, the Note and the other Loan Documents and by law, the Lender shall have the right, without prior notice to the Borrower or TFC, any such notice being expressly waived by the Borrower and TFC to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower or TFC under this Loan Agreement, the Note or any other Loan Documents (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender or any Affiliate thereof to or for the credit or the account of the Borrower or TFC, as applicable. The Lender agrees promptly to notify the Borrower or TFC, as applicable, and the Insurer after any such set-off and application made by the Lender; provided that the failure to give such
                                        --------
notice shall not affect the validity of such set-off and application.

     Section 11.18   Confidentiality.  The Lender, TFC and the Borrower agree to
                     ---------------
keep confidential the terms of this Loan Agreement, the Note and the other Loan Documents; provided, that the Lender, TFC and the Borrower shall have the right
           --------
to disseminate such information (i) to the Collateral Agent, the Servicer, the Insurer, the Backup Servicer or any outside accounting firm performing analyses in connection with this Loan Agreement, the Note or any other Loan Document or the transactions contemplated hereunder or thereunder which agrees to comply with the provisions of this Section 11.18, to any proposed assignee or
                            -------------
transferee of the Lender which agrees to comply with the provisions of this

Section 11.18, (ii) to their respective employees, directors, agents, attorneys,
-------------
accountants and other professional advisors (other than competitors of the Lender) who agree to comply with the provisions of this Section 11.18, (iii)
                                                        -------------
upon the request or demand of any examiner or other Governmental Authority having jurisdiction over such party, (iv) in response to any order of any court or other Governmental Authority, (v) as may otherwise be required pursuant to any Requirement of Law (including, without limitation, any filing of information with the United States Securities and Exchange Commission required under the Securities Exchange Act of 1934), (vi) in connection with the exercise of any remedy hereunder, and (vii) to any other Person which agrees to comply with the provisions of this Section 11.18 if such dissemination is necessary in
                   -------------
connection with this Loan Agreement, the Note or any other loan Document or the transactions contemplated hereunder or thereunder, in the good faith determination of the Lender.

     Section 11.19   Entire Agreement. This Loan Agreement, the Note and the
                     ----------------
other Loan Documents constitute the entire agreement among the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Loan Agreement, the Note and the other Loan Documents. Subject to Section 11.21, nothing in this
                                               -------------
Loan Agreement, the Note or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Loan Agreement, the Note or the other Loan Documents.

     Section 11.20   Future Assurances.  At its sole cost and without expense to
                     -----------------
the Lender, on demand, TFC and the Borrower shall do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, assignments, notices of assignment, transfers and assurances as the Lender shall from time to time require for better assuring, conveying, assigning, transferring and confirming unto Lender the property and rights pledged or assigned or intended now or hereafter so to be, or which TFC or the Borrower may be or may hereafter become bound to convey, pledge or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Loan Agreement, the Note or any of the other Loan Documents, or for filing, registering or recording of the UCC financing statements.

     Section 11.21   Conflicting Directives of Lender and Insurer.  With respect
                     --------------------------------------------
to any instruction, declaration, consent or other direction to be given by the Lender and the Insurer under this Loan Agreement or any other Loan Document, if the respective instructions, declarations, consents or other directions of the Lender and the Insurer conflict with one another, then, so long as no Insurer Default shall have occurred and be continuing, the instruction, declaration, consent or other direction of the Insurer shall be determinative; provided,
                                                                  --------
that, if any Insurer Default shall have occurred and be continuing, the instruction, declaration, consent or other direction of the Lender shall be determinative.

     Section 11.22   Third-Party Beneficiaries.  This Agreement will inure to
                     -------------------------
the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as may be otherwise provided in this Agreement, no other person will have any right or obligation hereunder. The Hedge Counterparty and the Insurer are each an express third party beneficiary of this Agreement. Each of the parties to the Purchase Agreement hereby agrees that each of the Lender and the Insurer shall be permitted but not obligated to enforce the rights of the Borrower directly thereunder in the place and stead of the Borrower but neither the Lender nor the Insurer shall have any obligations under the Purchase Agreement.

                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:                          TFC WAREHOUSE CORPORATION I

                                     By:________________________________________
                                        Name: Ronald G.Tray
                                        Title: President

INITIAL PURCHASER/SERVICER:        THE FINANCE COMPANY

                                     By:________________________________________
                                        Name: Ronald G.Tray
                                        Title: President

LENDER:                            WESTSIDE FUNDING CORPORATION

                                   By: Westdeutsche Landesbank Girozentrale,
                                       New York Branch, as Administrator

                                     By:________________________________________
                                        Name:
                                        Title:

                                     By:________________________________________
                                        Name:
                                        Title:

COLLATERAL AGENT:                  WELLS FARGO BANK MINNESOTA,
                                     NATIONAL ASSOCIATION

                                     By:________________________________________
                                        Name:
                                        Title:

                                                                      APPENDIX A
                                                                      ----------

                                 DEFINED TERMS

          "Accounting Date" means, for any date of determination, (x) with
           ---------------
respect to each Contract the Funding Date of which occurred in a calendar month prior to the calendar month of the most recent Determination Date, the last day of the Collection Period immediately preceding such Determination Date and (y) with respect to each Contract the Funding Date of which occurred in or after the calendar month of the most recent Determination Date (or prior to the first Payment Date), the Cut-Off Date for such Contract.

          "Accrual Period" means, with respect to any Advance and any Payment
           --------------
Date (i) if the Funding Date for such Advance occurred on or prior to the immediately preceding Payment Date, the period from and including such immediately preceding Payment Date, to but excluding the current Payment Date, or (ii) if the Funding Date for such Advance occurred after the immediately preceding Payment Date (or prior to the first Payment Date), the period from and including the Funding Date for such Advance, to but excluding the current Payment Date.

          "Actuarial Contract" means a Contract under which the portion of the
           ------------------
payment allocated to interest and the portion of the payment allocable to principal is determined in accordance with the Actuarial Method.

          "Actuarial Method" means the method of allocating a fixed level
           ----------------
monthly payment on an obligation between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of (a) one-twelfth (1/12th), (b) the fixed annual rate of interest on such obligation and (c) the outstanding principal balance of such obligation.

          "Additional Principal Payment Amount" means, with respect to any
           -----------------------------------
Payment Date following the Funding Termination Date, the sum of (a) the remaining Available Funds on such Payment Date, after all payments referred to in clauses first through seventh of the priority of payments set forth in
           -----         -------
Section 3.03(b) of the Loan Agreement, and (b) the Additional Reserve Account
---------------
Application Amount, if any, for such Payment Date.

          "Additional Reserve Account Application Amount" means, with respect to
           ---------------------------------------------
any Payment Date (x) following the Funding Termination Date and (y) on which the Lender has delivered an Additional Reserve Account Release Direction to the Collateral Agent, the amount that is specified by the Lender in such Additional Reserve Account Release Direction for withdrawal from the Reserve Account Available Amount on such Payment Date.

          "Additional Reserve Account Release Direction" means, with respect to
           --------------------------------------------
any Payment Date following the Funding Termination Date, a written direction by the Lender to the Collateral Agent to withdraw from the Reserve Account on such Payment Date a portion of the

Reserve Account Available Amount for such Payment Date (such portion to be specified in such direction) and to deposit such amount into the Collection Account on such Payment Date, in accordance with Sections 4.02(b) and (c) of the
                                                 ----------------     ---
Servicing Agreement; provided, however, that in no event shall the amount
                     --------  -------
specified in such direction be greater than the excess of (x) the Reserve Account Available Amount for such Payment Date over (y) the Reserve Account Regular Application Amount for such Payment Date; and provided further that, so
                                                      -------- -------
long as no Insurer Default shall have occurred and be continuing, delivery of any such direction by the Lender shall require the prior consent of the Insurer.

          "Administration Fee" means, with respect to any Payment Date, the fee
           ------------------
payable to the Collateral Agent, the Backup Servicer, the Securities Intermediary and the Standby Post Office Box Processor, in an amount equal to the greater of (a) the product of (i) one-twelfth (1/12th), (ii) 0.09% and (iii) the Aggregate Principal Balance of Eligible Contracts as of the first day of the related Collection Period, and (b) $2,000.

          "Advance" shall have the meaning assigned to such term in Section 2.01
           -------                                                  ------------
of this Loan Agreement.

          "Advance Rate" means, as of any date of determination, the lesser of
           ------------
(i) the then applicable Advance Rate as set forth on the Advance Rate Matrix or
(ii) the difference of (A) the weighted average of the Originator's Net Investment Rates of the Eligible Contracts (weighted on the basis of the outstanding Principal Balance of each such Eligible Contract as of such date of determination) minus (B) 2.00%.

          "Advance Rate Matrix" means the Advance Rate Matrix attached to this
           -------------------
Loan Agreement as Exhibit A.
                  ---------

          "Affected Contract" means a Contract as to which a Specified Event has
           -----------------
occurred.

          "Affected Property" shall have the meaning set forth in Section 6 of
           -----------------                                      ---------
the Custodial Agreement.

          "Affiliate" means, with respect to any Person, any other Person which,
           ---------
directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" (together with the correlative meanings of "controlled by" and "under common control with") means possession, directly or indirectly, of the power (a) to vote 10% or more of the securities or interests (on a fully diluted basis) having ordinary voting power for the directors or managing partners (or their equivalent) of such Person, or (b) to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or interests, by contract, or otherwise.

          "Aggregate Principal Balance" means, with respect to any date of
           ---------------------------
determination and either the Contracts or the Eligible Contracts (as applicable, depending on the context in which such term is used), the sum of the Principal Balances for all Contracts or all Eligible Contracts, as the case may be, as of the related Accounting Date.

          "Amount Financed" means, with respect to a Contract, the aggregate
           ---------------
amount advanced to the Obligor under such Contract toward the purchase price of the related Financed Vehicle and any related costs, including amounts advanced in respect of accessories, insurance premiums, service and warranty contracts, other items customarily financed by auto lenders as part of retail automobile installment sale contracts or promissory notes.

          "Allowable Delinquency Policy" means The Finance Company Allowable
           ----------------------------
Delinquency Policy attached as Exhibit A to the Servicing Agreement, as the same may be amended, supplemented or otherwise modified with the prior written consent of the Lender and, if no Insurer Default shall have occurred and be continuing, the Insurer.

          "Annual Percentage Rate" or "APR" of a Contract means the annual
           ----------------------      ---
percentage rate of finance charges or service charges, as stated in such Contract.

          "Applicable Margin" means, for each Advance and (i) any date prior to
           -----------------
the Facility Termination Date, 2.50% or (ii) any date that occurs on or after the Facility Termination Date, 4.25%.

          "Approved Dealer" means any Dealer approved by TFC, in accordance with
           ---------------
the Underwriting Guidelines, for the origination of Receivables to be purchased by TFC pursuant to the Auto Centers Program and/or the Military Finance Program.

          "Assignment" means an Assignment executed by the Seller, substantially
           -----------
in the form of Exhibit A attached to the Purchase Agreement.
               ---------

          "Authorized Representative" shall have the meaning set forth in
           -------------------------
Section 17 of the Custodial Agreement.
----------

          "Auto Centers Program" means the finance program described in the
           --------------------
section of the Underwriting Guidelines entitled "TFC Auto Centers Credit Underwriting Guidelines."

          "Available Commitment" means, as of any date of determination, the
           --------------------
amount by which the Maximum Facility Amount exceeds the Total Outstanding Advances.

          "Available Funds" means, with respect to any Determination Date, the
           ---------------
sum of (i) the Collections for such Determination Date, (ii) all amounts in respect of payments of Release Prices deposited in the Collection Account during the related Collection Period, (iii) Investment Earnings with respect to the Collection Account as of the related Payment Date, (iv) following the acceleration of the Total Outstanding Advances pursuant to Section 9.01 of this
                                                           ------------
Loan Agreement, the amount of money or property collected pursuant to Section
                                                                      -------
9.01 of this Loan Agreement since the preceding Determination Date by the Lender
----
or the Collateral Agent for distribution pursuant to Section 3.03(b) of this
                                                     ---------------
Loan Agreement, (v) any Prepayment Amount for the related Payment Date, plus
(vi) any Swap Payments for the related Payment Date.

          "Backup Servicer" means Wells Fargo Bank Minnesota, National
           ---------------
Association or any successor backup servicer appointed as herein provided.

          "Backup Servicing Report" means a servicing report in form and
           -----------------------
substance satisfactory to the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer.

          "Bankruptcy Code" means the law codified and enacted as Title 11 of
           ---------------
the United States Code, entitled "Bankruptcy" and any successor statute thereto, in either case, as now or hereafter in effect.

          "Base Rate" means the rate publicly announced by WestLB from time to
           ---------
time.

          "Borrower" means TFC Warehouse Corporation I, a Delaware corporation.
           --------

          "Borrowing Base" means, as of any date of determination, the product
           --------------
of (i) the Aggregate Principal Balance of Eligible Contracts as of such date, multiplied by (ii) the then applicable Advance Rate.

          "Borrowing Base Certificate" has the meaning assigned to such term in
           --------------------------
Section 2.03(a) of this Loan Agreement.
---------------

          "Borrowing Base Deficiency" shall have the meaning provided in Section
           -------------------------                                     -------
2.07 hereof.
----

          "Borrowing Base Deficiency Notice" means a written notice from the
           --------------------------------
Borrower to the Lender substantially in the form of Exhibit M to this Loan
                                                    ---------
Agreement.

          "Bulk Product" means installment sale contracts acquired on a group
           ------------
basis by TFC through the purchase of a portfolio of performing contracts from a Dealer's portfolio of existing installment sale contracts.

          "Business Day" means any day other than (i) a Saturday or Sunday or
           ------------
(ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York, the Lender or the Collateral Agent is authorized or obligated by law or executive order to be closed. Any action required to be taken on a day which falls on a day other than a Business Day shall be taken on the next Business Day.

          "Certification" shall have the meaning set forth in Section 3(a) of
           -------------                                      ------------
the Custodial Agreement.

          "Certification Date" means (i) with respect to the Funding Date for a
           ------------------
Contract (as described in the related Contract Schedule), such Funding Date, and
(ii) with respect to a Borrowing Base Deficiency Notice, the second (2nd) Business Day immediately succeeding the delivery of such Borrowing Base Deficiency Notice by the Borrower pursuant to
Section 7.01(m) of this Loan Agreement.
---------------

          "Change of Control" means any event or circumstance as a result of
           -----------------
which (i) TFC no longer owns 100% of the capital stock of the Borrower, (ii) Parent no longer owns 100% of the capital stock of TFC, (iii) any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) other than a Person or group that owns a majority of the capital stock of Parent on the date of this Loan Agreement: (A) acquires beneficial ownership of 50% or more of any outstanding class of capital stock of Parent having ordinary voting power in the election of directors of Parent or
(B) obtains the power (regardless of whether exercised) to elect a majority of Parent's directors, or (iv) any of Parent, TFC or the Borrower merges or consolidates with, or sells all or substantially all of its assets to, any other Person.

          "Charge-Off Policy" means The Finance Company Charge-Off Policy
           -----------------
attached as Exhibit B to the Servicing Agreement.
            ---------

          "Civilian Finance Program" means the finance program described in the
           ------------------------
section of the Underwriting Guidelines entitled "The Finance Company Credit Underwriting Guidelines Civilian Finance Program (Automobiles and Motorcycles)."

          "Closing Date" means June 28, 2001.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

          "Collateral" shall have the meaning provided in Section 4.01(b) of
           ----------                                     ---------------
this Loan Agreement.

          "Collateral Agent" means Wells Fargo Bank Minnesota, National
           ----------------
Association, as collateral agent under this Loan Agreement, the Custodial Agreement and the Servicing Agreement, and its successors and permitted assigns thereunder consented to by Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer.

          "Collection Account" means the account designated as such, established
           ------------------
and maintained pursuant to Section 4.01(a) of the Servicing Agreement.
                           ---------------

          "Collection Account Property" means the Collection Account, all
           ---------------------------
amounts and investments held from time to time in the Collection Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

          "Collection Period" means, with respect to any Contract and the first
           -----------------
Payment Date after the Funding Date of such Contract, the period beginning on such Funding Date and ending on the close of business on last day of the calendar month in which such Funding Date occurs. With respect to any such Contract and each subsequent Payment Date, the calendar month immediately preceding such Payment Date. Unless otherwise specified, any amount stated "as of the close of business of the last day of a Collection
               -----------------------------------------------------------
Period" shall be determined after giving effect to any Collections received in
------
respect of any Contract during such Collection Period and any charge-offs or any other account activity with respect to such Contract during such Collection Period (in each case, as of the end of the day on such last day) and the application of such Collections to, and the effect of any such charge-offs or other account activity on, the accrued and unpaid interest on such Contract, the outstanding principal balance of such Contract and any fees, penalties or other amounts owed by the related Obligor.

          "Collection Records" means all manually prepared or computer generated
           ------------------
records relating to collection efforts or payment histories with respect to the Contracts.

          "Collections" means, with respect to any Determination Date, the
           -----------
amount of funds in the Collection Account representing collections on the Contracts deposited to the Collection Account during the related Collection Period, including all Net Liquidation Proceeds collected during the related Collection Period (but excluding any amounts in respect of payments of Release Prices deposited in the Collection Account); provided, however, that collections
                                             --------  -------
on Contracts deposited to the Collection Account during such Collection Period (or any earlier Collection Period) which are required to be deposited to the Collection Account during the next succeeding Collection Period shall be treated hereunder as "Collections" with respect to such next succeeding Collection Period and not as "Collections" for the Collection Period relating to such Determination Date.

          "Commonly Controlled Entity" means, as to any Person, an entity,
           --------------------------
whether or not incorporated, which is under common control with such Person within the meaning of Section 4001 of ERISA or is part of a group which includes such Person and which is treated as a single employer under Section 414 of the Code.

          "Commitment Period" means the period commencing on the Effective Date
           -----------------
and ending on the Business Day immediately preceding the Facility Termination Date.

          "Contract" means any retail installment sale contract executed by an
           --------
Obligor in respect of a Financed Vehicle, and (i) identified on a Contract Schedule delivered to Lender (in electronic format substantially in the form of such Contract Schedule delivered on the Closing Date), (ii) which is subject to the security interest of the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, under this Loan Agreement and (iii) which has not been released from the Lien of the Collateral Agent as provided in
Section 4.11 of this Loan Agreement.
------------

          "Contract Documents" means, with respect to any Contract, (i) each
           ------------------
Required Document (regardless of whether such document has been delivered to the Collateral Agent under the Custodial Agreement), and (ii) the Servicing Documents.

          "Contract Exception Report" shall have the meaning set forth in
           -------------------------
Section 3 of the Custodial Agreement.
---------

          "Contract File" means, with respect to any Contract, all Required
           -------------
Documents related to such Contract.

          "Contract Schedule" means, with respect to any Certification Date, the
           -----------------
schedule of Eligible Contracts (x) in respect of which an Advance is to be made on the related Funding Date or (y) which are to be pledged as additional Collateral in connection with the cure of a Borrowing Base Deficiency in accordance with Section 2.07(a)(ii), in electronic format acceptable to the
                -------------------
Collateral Agent, to be annexed to the Custodial Agreement as Exhibit 5, setting
                                                              ---------
forth the following information with respect to each such Contract: (i) the name and address of each Obligor under such Contract, (ii) a list of the Required Documents for such Contract, (iii) the "Principal Balance" of such Contract at the time such Contract was originated and the remaining Principal Balance as of the date of the Contract Schedule, (iv) the interest rate and APR on such Contract, (v) the contract number of such Contract, (vi) the first payment date,
(vii) the last payment date, (viii) the date the last payment on the Contract was made, (ix) whether the Financed Vehicle is new or used and the vehicle identification number, (x) the name and address of the Approved Dealer which sold the Financed Vehicle, (xi) the State in which the Obligor on such Contract resides, and (xii) an indication of whether such Contract is a Previously Financed Contract and the identity of the Prior Lender.

          "Contractual Obligation" means as to any Person, any provision of any
           ----------------------
agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound or any provision of any security issued by such Person.

          "Covered Payments" has the meaning assigned to such term in the
           ----------------
Policy.

          "Cram Down Loss" means, with respect to a Contract, if a court of
           --------------
appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on a Contract or otherwise modifying or restructuring the Scheduled Contract Payments to be made on a Contract, an amount equal to (i) the excess of the principal balance of such Contract immediately prior to such order over the principal balance of such Contract as so reduced and/or (ii) if such court shall have issued an order reducing the effective rate of interest on such Contract, the excess of the principal balance of such Contract immediately prior to such order over the net present value (using as the discount rate the higher of the APR on such Contract or the rate of interest, if any, specified by the court in such order) of the Scheduled Contract Payments as so modified or restructured. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

          "Custodial Agreement" means the Custodial Agreement, dated as of the
           -------------------
date hereof, among the Borrower, the Collateral Agent, the Servicer and the Lender, substantially in the form of Exhibit B hereto, as the same may be
                                     ---------
amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

          "Cut-Off Date" means with respect to any Contract, the date specified
           ------------
in the Notice of Borrowing and Pledge with respect to the Advance to which such Contract relates.

          "Damages" has the meaning assigned to such term in Section 5.03(b) of
           -------                                           ---------------
the Servicing Agreement.

          "Dealer" means (a) a dealer who sold a Financed Vehicle and who
           ------
originated and assigned the respective Contract or (b) a third party (which in no event shall be an Affiliate of TFC) who purchased a Contract from a Dealer and who sold such Contract to TFC under a Dealer Agreement or pursuant to a Dealer Assignment.

          "Dealer Agreement" means an agreement between a Dealer and TFC
           ----------------
relating to the acquisition of Contracts from such Dealer by TFC.

          "Dealer Assignment" means, with respect to a Contract, the assignment
           -----------------
executed by a Dealer conveying such Contract to TFC.

          "Default" means an Event of Default or any condition, act or event
           -------
that with notice or lapse of time or both would constitute an Event of Default.

          "Deferment Policy" means TFC's stated policies and procedures for
           ----------------
deferments, which are contained in the August 1, 1992 memo that is attached to this Loan Agreement as Exhibit S.
                       ---------

          "Deferral Rate" means, with respect to any Determination Date, a
           -------------
fraction, expressed as a percentage, the numerator of which shall equal the number of Contracts which have been subject to a payment deferral during the related Collection Period, and the denominator of which shall equal the total number of all Contracts as of the last day of the related Collection Period.

          "Deficiency" means a failure of a document to correspond to the
           ----------
information on the Contract Schedule or the absence of a Required Document from a Contract File pursuant to Section 2 of the Custodial Agreement.
                            ---------

          "Deficiency Claim Amount" has the meaning assigned to such term in
           -----------------------
Section 4.02(f) of the Servicing Agreement.
---------------

          "Deficiency Notice" has the meaning assigned to such term in Section
           -----------------                                           -------
4.02(f) of the Servicing Agreement.
-------

          "Delinquency Ratio" means, with respect to any Determination Date, the
           -----------------
average, as of the last day of each of the three preceding Collection Periods, of a fraction, expressed as a percentage, the numerator of which is (x) the Aggregate Principal Balance of all Delinquent Contracts, and the denominator of which is (y) the Aggregate Principal Balance of all Contracts as of the last day of the immediately preceding Collection Period.

          "Delinquent Contract" means a Contract for which the related Obligor
           -------------------
is more than 30 days contractually delinquent with respect to at least 51% of a Scheduled Contract

Payment (without giving effect to any applicable grace periods) but which is not a Liquidated Contract.

          "Delivery" means with respect to assets held in the Collection Account
           --------
or the Reserve Account, as the case may be:

          (1)  (a)    with respect to bankers' acceptances, commercial paper,
     negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC, transfer thereof:

               (i) by physical delivery to the Collateral Agent, indorsed to, or registered in the name of, the Collateral Agent or its nominee or indorsed in blank;

               (ii) by the Collateral Agent continuously maintaining possession of such instrument; and

               (iii) by the Collateral Agent continuously indicating by book-entry that such instrument is credited to the Collection Account or the Reserve Account, as the case may be;

               (b) with respect to a "certificated security" (as defined in Section 8-102(a)(4) of the UCC), transfer thereof:

               (i) by physical delivery of such certificated security to the Collateral Agent, provided that if the certificated security is in registered form, it shall be indorsed to, or registered in the name of, the Collateral Agent or indorsed in blank;

               (ii) by the Collateral Agent continuously maintaining possession of such certificated security; and

               (iii) by the Collateral Agent continuously indicating by book-entry that such certificated security is credited to the Collection Account or the Reserve Account, as the case may be;

               (c) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC, transfer thereof:

               (i) by (x) book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by a security intermediary which is also a "depositary" pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Collateral Agent of the purchase by the securities intermediary on behalf of the Collateral Agent of such book-entry security; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Collateral Agent and continuously indicating that such securities intermediary holds such book-entry security solely as agent for the Collateral Agent or (y) continuous book-entry registration of such property to a book-entry account maintained by the Collateral Agent with a Federal Reserve Bank; and

               (ii) by the Collateral Agent continuously indicating by book-entry that property is credited to the Collection Account or the Reserve Account, as the case may be;

               (d) with respect to any asset in the Collection Account or the Reserve Account, as the case may be, that is an "uncertificated security" (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (c) above or clause (e) below:

               (i)  transfer thereof:

               (A) by registration to the Collateral Agent as the registered owner thereof, on the books and records of the issuer thereof; or

               (B) by another Person (not a securities intermediary) who either becomes the registered owner of the uncertificated security on behalf of the Collateral Agent, or having become the registered owner, acknowledges that it holds for the Collateral Agent; or

               (ii) the issuer thereof has agreed that it will comply with instructions originated by the Collateral Agent with respect to such uncertificated security without further consent of the registered owner thereof; or

               (e) in the case of each security in the custody of or maintained on the books of a clearing corporation (as defined in Section 8-102(a)(5)) or its nominee, by causing:

               (i) the relevant clearing corporation to credit such security to a securities account of the Collateral Agent at such clearing corporation; and

               (ii) the Collateral Agent to continuously indicate by book-entry that such security is credited to the Collection Account or the Reserve Account, as the case may be;

          (f) with respect to a "security entitlement" (as defined in Section 8-102(a)(17) of the UCC) to be transferred to or for the benefit of the Collateral Agent and not governed by clauses (c) or (e) above: if a securities intermediary (A) indicates by book-entry that the underlying "financial asset" (as defined in Section 8-102(a)(9) of the UCC) has been credited to be the Collateral Agent's "securities account" (as defined in Section 8-501(a) of the UCC), (B) receives a financial asset from the Collateral Agent or acquires the underlying financial asset for the Collateral Agent, and in either case, accepts it for credit to the Collateral Agent's securities account or (C) becomes obligated under other law, regulation or rule to credit the underlying financial asset to the Collateral Agent's securities account, the making by the securities intermediary of entries on its books and records continuously identifying such security entitlement as belonging to the Collateral Agent and continuously indicating by book-entry that such securities entitlement is credited to the Collateral Agent's securities account; and by the Collateral Agent continuously indicating by book-entry that such security entitlement (or all rights and property of the Collateral Agent representing such securities entitlement) is credited to the Collection Account or the Reserve Account, as the case may be; and

          (2) In the case of any such asset, such additional or alternative procedures as are now or may hereafter become appropriate to effect the complete transfer of ownership of, or control over, any such assets in the Collection Account or the Reserve Account, as the case may be, to the Collateral Agent free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof.

     In each case of delivery contemplated herein, the Collateral Agent shall make appropriate notations on its records, and shall cause the same to be made on the records of its nominees, indicating that securities are held in trust pursuant to and as provided in this Agreement.

          "Deposit Date" means, with respect to any Collection Period, the
           ------------
Business Day immediately preceding the related Determination Date.

          "Designated Maturity" means (i) with respect to any Reset Date that is
           -------------------
on or after the seventh (7th) day prior to the immediately succeeding Payment Date, one week; (ii) with respect to any Reset Date on or after the fourteenth
(14th) day (but prior to the seventh (7th) day) prior to the immediately succeeding Payment Date, two weeks, (iii) with respect to any Reset Date on or after the twenty-first (21st) day (but prior to the fourteenth (14th) day) prior to the immediately succeeding Payment Date, three weeks, and (iv) with respect to (A) any Reset Date earlier than twenty-one (21) days prior to the immediately succeeding Payment Date and (B) any other date of determination of LIBOR, one month.

          "Determination Date" means, with respect to any Collection Period, the
           ------------------
sixth Business Day preceding the Payment Date in the next calendar month.

          "Determination Rate" means, as of any date of determination, the
           ------------------
greater of (a) the sum of (i) 1.1% and (ii) the Weighted Average Facility Interest Rate and (b) 8.5%.

          "Dollars" and "$" means lawful money of the United States of America.
           -------       -

          "Draw Date" means, with respect to any Payment Date, the fifth
           ---------
Business Day immediately preceding such Payment Date.

          "Due Diligence Review" means the performance by the Lender or the
           --------------------
Insurer, as applicable, of any or all of the reviews permitted under Section
                                                                     -------
11.16 of this Loan Agreement with respect to any or all of the Contracts, as
-----
desired by the Lender or the Insurer from time to time.

          "Effective Date" means the date upon which the conditions precedent
           --------------
set forth in Section 5.01 shall have been satisfied.
             ------------

          "Electronic Ledger" means the electronic master record of the retail
           -----------------
installment sale contracts or installment loans of the Servicer.

          "Eligible Account" means either (a) a segregated trust account with an
           ----------------
Eligible Bank or (b) a segregated trust account with the corporate trust department of a depository institution with corporate trust powers organized under the laws of the United States of America or any state thereof or the District of Columbia (or any United States branch or agency of a foreign bank), provided that such institution also must have a rating of P-1 or higher from Moody's and of A-1+ or higher from Standard & Poor's with respect to long-term deposit obligations and must be acceptable to the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer. Such Eligible Bank or depository institution (other than the Collateral Agent) shall have been approved in writing by the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer, each acting in its discretion, by written notice to the other and the Collateral Agent.

          "Eligible Bank" means any depository institution (which shall
           -------------
initially be the Collateral Agent) acceptable to the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer, organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any United States branch or agency of a foreign bank), which is subject to supervision and examination by federal or state banking authorities and which at all times (a) has a net worth in excess of $100,000,000 and (b) has either (i) a rating of P-1 or higher from Moody's and of A-1+ or higher from Standard & Poor's with respect to short-term deposit obligations, or (ii) if such institution has issued long-term unsecured debt obligations, a rating of Aa2 or higher from Moody's and of AA or higher from Standard & Poor's with respect to long-term unsecured debt obligations. Such depository institution (other than the Collateral Agent) shall have been approved in writing by the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer, each acting in its discretion, by written to the other and the Collateral Agent.

          "Eligible Contract" means a Contract which satisfies the eligibility
           -----------------
characteristics set forth on Exhibit D hereto on and as of the applicable
                             ---------
Certification Date and which continues
to satisfy such eligibility characteristics at all times thereafter while such Eligible Contract is included in the Borrowing Base.

          "Eligible Replacement Servicer" means a Person (i) experienced in the
           -----------------------------
servicing of consumer automobile, light truck or motorcycle loans, and (ii) acceptable to the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer.

          "Engagement Letter" means the Engagement Letter dated as of February
           -----------------
21, 2001, between WestLB and TFC.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "ERISA Affiliate" means any corporation or trade or business that is a
           ---------------
member of any group of organizations (i) described in Section 414(b) or (c) of
                                                                   -
the Code of which the Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which the Borrower is a member.

          "Event of Default" shall have the meaning provided in Section 8.01 of
           ----------------                                     ------------
this Loan Agreement.

          "Expected Facility Termination Date" means, January 1, 2004; provided,
           ----------------------------------                          --------
however, that if Lender exercises its option to extend the term of this Facility
-------
pursuant to Section 2.11 hereof, the "Expected Facility Termination Date" shall
            ------------
be January 1, 2005.

          "Facility Account Property" means the Collection Account Property
           -------------------------
and/or the Reserve Account Property, as the case may be.

          "Facility Termination Date" means the earliest to occur of (a) the
           -------------------------
Expected Facility Termination Date, (b) the date on which a Funding Termination Event occurs and (c) any Business Day that the Borrower elects to be the Facility Termination Date; provided that (i) the Borrower shall have given the
                           --------
Lender, the Hedge Counterparty and the Insurer at least five (5) Business Days prior written notice of such election and (ii) on such Facility Termination Date, the Borrower shall have paid to the Lender the Total Outstanding Advances, plus all accrued and unpaid interest thereon, and the Prepayment Premium referenced in Section 2.08(a) in connection with such prepayment, and shall have
              ---------------
paid all other Secured Obligations then accrued, in full.

          "FDIC" means the Federal Deposit Insurance Corporation.
           ----

          "Financed Vehicle" means a new or used automobile, van, light truck or
           ----------------
motorcycle, together with all accessions thereto, securing an Obligor's indebtedness under a Contract.

          "Forms of Contract" means the forms of Contract attached hereto as
           -----------------
Exhibit E, as such forms may be amended or supplemented from time to time with
---------
prior notice to Lender and the Insurer (so long as no Insurer Default shall have occurred and be continuing); provided, however, Borrower shall deliver an
                             --------  -------
Opinion of Counsel (who shall not be an employee of Borrower) in connection with any such form of Contract or amendment or supplement thereto if the pledge of any Contract originated on a Form of Contract would cause the Eligible Contracts originated in any state or other jurisdiction to comprise ten percent (10%) or more of the Aggregate Principal Balance of Eligible Contracts (a) to the effect that, among other things, such form, as so amended, (i) when properly completed, would constitute the legal, valid, binding and enforceable obligation of the buyer and seller named therein, (ii) complies with all applicable state and federal laws, including, without limitation, consumer protection and disclosure laws, and (iii) is sufficient to create a valid and enforceable security interest in the Financed Vehicle described therein to secure the buyer's obligations thereunder, and (b) as to such other matters as Lender or, so long as no Insurer Default shall have occurred and be continuing, the Insurer shall request.

          "Fort Knox ACH Letter" means the letter agreement by TFC, dated as of
           --------------------
March 30, 2001, acknowledged and agreed to by Fort Knox National Company, Fort Knox National Bank and the Collateral Agent (with respect to TFC's ACH Obligor payment program).

          "Fort Knox Allotment Letter" means the letter agreement by TFC, dated
           --------------------------
as of March 30, 2001, acknowledged and agreed to by Fort Knox National Company and Fort Knox National Bank (with respect to TFC's military allotment Obligor payment program).

          "Fort Knox Letters" means each of the Fort Knox TrueCheck Letter, the
           -----------------
Fort Knox ACH Letter and the Fort Knox Allotment Letter.

          "Fort Knox TrueCheck Letter" means the letter agreement by TFC, dated
           --------------------------
as of March 30, 2001, acknowledged and agreed to by Fort Knox National Company, Fort Knox National Bank and the Collateral Agent (with respect to TFC's TrueCheck Obligor payment program).

          "Funding Date" means, (x) with respect to a Contract, the first date
           ------------
on which an Advance is made hereunder relating to such Contract, and (y) with respect to an Advance, the date on which such Advance is made.

          "Funding Date Documentation" means, with respect to any Contract:
           --------------------------

                    (a)  An executed original of such Contract;

                    (b) a copy of the related Obligor's credit application, if any, for such Contract, duly completed by such Obligor;

                    (c) if such Contract is a Previously Financed Contract, an executed original Payoff Letter with respect to such Contract (including the executed UCC partial release forms described in the definition of "Payoff Letter"); and

                    (d) if such Contract was originated pursuant to the Military Finance Program, each applicable notice pursuant to each applicable Fort Knox Letter.

          "Funding Date Reserve Account Deposit" means, with respect to each
           ------------------------------------
Advance, an amount equal to the lesser of (a) the amount of such Advance or (b) the excess, if any, of (i) the Required Reserve Account Amount (after giving effect to such Advance) over (ii) the Reserve Account Available Amount on the Funding Date (prior to giving effect to such Advance).

          "Funding Termination Event" means the occurrence of any of the
           -------------------------
following: (i) an Event of Default, (ii) an Insurer Default or (iii) any Contract remains subject to the terms of this Loan Agreement for more than twelve (12) months; provided, however, that any such Funding Termination Event
                    --------  -------
may be waived by the Lender; provided further that, so long as no Insurer shall
                             -------- -------
have occurred and be continuing, any such waiver shall require the prior written consent of the Insurer.

          "GAAP" means generally accepted accounting principles as in effect
           ----
from time to time in the United States of America, applied on a consistent basis.

          "GAP" means the insurance coverage provided by an insurance policy in
           ---
the form of the Form of GAP Policy annexed to this Loan Agreement as Exhibit Q.

          "Governmental Authority" means any nation or government, any state or
           ----------------------
other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over any TFC Party or any of its properties.

          "Guarantee" means, as to any Person (the "Guaranteeing person"), any
           ---------                                -------------------
obligation of the Guaranteeing person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations")
                                                           -------------------
of any other third Person (the "primary obligor") in any manner, whether
                                ---------------
directly or indirectly, including, without limitation, any obligation of the Guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term
                                            --------  -------
Guarantee shall not include the endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any guarantee of any Guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made and
(b) the maximum amount for which such Guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee, unless such primary obligation and the maximum amount for which such Guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee shall be such Guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Guaranteeing person in good faith.

          "Hedge Counterparty" means WestLB.
           ------------------

          "Hedging Strategy" means an interest rate hedging strategy entered
           ----------------
into by the Borrower for the purpose of providing protection against fluctuations in interest rates, pursuant to which strategy, with respect to each Payment Date and all Advances made since the immediately preceding Payment Date, the Borrower will enter into an Interest Rate Hedging Transaction with the Hedge Counterparty whereby the Borrower will make payments to the Hedge Counterparty based on a certain fixed rate and will receive from the Hedge Counterparty Swap Payments based on the LIBOR Rate, all with respect to a notional amount equal to the Total Outstanding Advances as of the date of such Interest Rate Hedging Transaction (including, without limitation, the aggregate sum of the Advances made since the immediately preceding Payment Date).

          "Indebtedness" means with respect to any Person, without duplication,
           ------------
(a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all indebtedness of others secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed (only to the extent of the fair market value of such asset if such indebtedness has not been assumed by such Person), (d) all Guarantees of such Person, (e) all capitalized lease obligations of such Person, and (f) all obligations of such Person as an account party in respect of letters of credit and similar instruments issued for the account of such Person.

          "Indemnified Party" has, when used herein, the meaning assigned to
           -----------------
such term in Section 11.03(a) of this Loan Agreement, and has, when used in the
             ----------------
Servicing Agreement, has the meaning assigned to such term in Section 5.03(b) of
                                                              ---------------
the Servicing Agreement.

          "Independent Accountants" has the meaning assigned to such term in
           -----------------------
Section 3.07(a) of the Servicing Agreement.
---------------

          "Initial Statement Date" has the meaning assigned to such term in
           ----------------------
Section 3.06(a) of the Servicing Agreement.
---------------

          "Insurance Agreement" means the Insurance Agreement, dated as of June
           -------------------
28, 2001, among the Insurer, the Borrower and TFC, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

          "Insurance Agreement Event of Default" has the meaning assigned to
           ------------------------------------
such term in the Insurance Agreement.

          "Insurance Policy" means, with respect to a Contract, any insurance
           ----------------
policy (including the insurance policies described in Section 3.12 of this Loan
                                                      ------------
Agreement) benefiting the holder of the Contract providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the related Financed Vehicle or the related Obligor.

          "Insurer" means Royal Indemnity Company, a Delaware stock insurance
           -------
company, and its successors in interest, as issuer of the Policy.

          "Insurer Default" means the existence and continuance of any of the
           ---------------
following:

          (a) the Insurer shall have failed to make a payment required under the Policy in accordance with its terms; or

          (b) the Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) made a general assignment for the benefit of its creditors, or (iii) had an order for relief entered against it under the Untied States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

          (c) a court of competent jurisdiction, the Delaware Department of Insurance or other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for the Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Insurer (or the taking of possession of all or any material portion of the property of the Insurer).

          "Insurer Optional Deposit" means, with respect to any Payment Date, an
           ------------------------
amount delivered by the Insurer pursuant to Section 4.02(i) of the Servicing
                                            ---------------
Agreement, at its sole option, other than amounts in respect of a Policy Claim Amount to the Collateral Agent for deposit into the Collection Account.

          "Interest Carryover Shortfall" means, with respect to any Advance and
           ----------------------------
any Payment Date, the excess of the Interest Payment Amount for such Advance for the immediately preceding Payment Date over the amount in respect of interest on such Advance that was actually paid to Lender on such preceding Payment Date, plus interest (calculated on the basis of the actual number of days elapsed in the Accrual Period for such Advance and a 360-day year) on the amount of interest due but not paid to Lender on the preceding Payment Date, to the extent permitted by applicable law, at a per annum rate equal to the sum of the LIBOR Rate for such Advance plus the Applicable Margin.

          "Interest Payment Amount" means, with respect to any Advance and any
           -----------------------
Payment Date, interest (calculated on the basis of the actual number of days elapsed in the Accrual Period for such Advance and a 360-day year) accrued on such Advance during the applicable Accrual Period for such Advance at a per annum rate equal to the sum of the LIBOR Rate for such Advance plus the Applicable Margin.

          "Interest Rate Hedging Agreement" means an ISDA Master Agreement and
           -------------------------------
Schedule thereto entered into between the Borrower and the Hedge Counterparty, substantially in the form of Exhibit C to this Loan Agreement.

          "Interest Rate Hedging Transaction" means a transaction that is
           ---------------------------------
entered into under the Interest Rate Hedging Agreement, the terms of which are reflected on a confirmation that is executed by the Borrower and the Hedge Counterparty.

          "Interim Certification" means a loan schedule and exception report in
           ---------------------
form and substance reasonably satisfactory to Lender.

          "Investment Company Act" means the Investment Company Act of 1940, as
           ----------------------
amended.

          "Investment Earnings" means, with respect to each of the Collection
           -------------------
Account and the Reserve Account, the investment earnings on amounts on deposit in the applicable account.

          "Lender" means Westside Funding Corporation and its successors and
           ------
assigns under the Loan Agreement.

          "Lender Authorization" shall have the meaning assigned to such term in
           --------------------
Section 3.03(b) of this Loan Agreement.
---------------

          "Lender Authorization Date" means (a) the second Business Day
           -------------------------
immediately preceding each Payment Date, and (b) any other day from time to time designated by the Lender or, provided that no Insurer Default shall have occurred and be continuing, the Insurer as a "Lender Authorization Date".

          "LIBOR Rate" means that the rate for a Reset Date will be the rate for
           ----------
deposits in U.S. Dollars for a period of the Designated Maturity which appears on the Telerate Page 3750 as of 11:00 a.m., London time, on the day that is two London Banking Days preceding that Reset Date; provided, however, that, if such
                                               --------  -------
rate does not appear on the Telerate Page 3750, the LIBOR Rate for that Reset Date shall be determined pursuant to the Reference Banks LIBOR Determination Method.

          "Lien" means any mortgage, pledge, hypothecation, assignment, deposit
           ----
arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing).

          "Lien Certificate" means, with respect to a Financed Vehicle, an
           ----------------
original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party that indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

          "Liquidated Contract" means a Contract with respect to which any of
           -------------------
the following has occurred: (i) the date on which such Contract becomes 180 or more days delinquent on a contractual basis (after giving full credit to no more than one (1) payment of at least 51% which does not result in a classification of the Contract as a Delinquent Contract), (ii) the earlier of (a) 60 days after the related Financed Vehicle is repossessed and (b) the date the related Financed Vehicle is sold following repossession, and (iii) the date the Contract has been written off as uncollectable consistent with the Charge-Off Policy.

          "Loan Agreement" means this Warehouse and Security Agreement, as the
           --------------
same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

          "Loan Documents" means, collectively, this Loan Agreement, the Note,
           --------------
the Custodial Agreement, the Servicing Agreement, the Purchase Agreement, the Interest Rate Hedging Agreements, the Parent Support Agreement, the Policy, the Insurance Agreement, the Standby Processing Agreement and all other documents and instruments executed and delivered in connection herewith or therewith.

          "London Banking Day" means a Business Day on which trading in Dollars
           ------------------
is conducted by and between banks in the London interbank market.

          "Material Adverse Change" means a material adverse change in, or the
           -----------------------
disclosure or discovery of any information not previously disclosed to Lender and the Insurer which Lender and the Insurer (so long as an Insurer Default shall not have occurred and be continuing) deem material and adverse relating to, the business, operations, properties, condition (financial or otherwise) or prospects of any TFC Party, in each case, individually, or with its respective Subsidiaries, taken as a whole.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
Contracts, (b) the property, business, condition (financial or otherwise) or prospects of any TFC Party (c) the ability of any TFC Party to perform its obligations under any of the Loan Documents to which it is a party, (d) the validity or enforceability of any of the Loan Documents, (e) the rights and remedies of the Lender or the Insurer under any of the Loan Documents, (f) the timely payment of the principal of or interest on the Advances or other amounts payable in connection therewith, (g) the enforceability or collectibility of a material portion of the Contracts or (h) the Collateral.

          "Maximum Facility Amount" means $75,000,000.
           -----------------------

          "Military Finance Program" means the finance program described in the
           ------------------------
section of the Underwriting Guidelines entitled "The Finance Company Credit Underwriting Guidelines Military Finance Program (Automobiles and Motorcycles)."

          "Minimum Advance Amount" means $1,000,000.
           ----------------------

          "Monthly Interest Payment Amount" means, with respect to any Payment
           -------------------------------
Date, the aggregate of the Interest Payment Amounts with respect to each Advance for such Payment Date, in each case together with any related Interest Carryover Shortfall for such Payment Date and such Advance.

          "Monthly Principal Payment Amount" means, with respect to any Payment
           --------------------------------
Date, the amount necessary to reduce the Total Outstanding Advances to an amount equal to the Borrowing Base, in each case calculated as of the opening of business on such Payment Date.

          "Monthly Records" means all records, data and other documentation
           ---------------
maintained by the Servicer with respect to the Contracts, including the following with respect to each Contract: the account number; the originating Dealer; Obligor name; Obligor address; Obligor home phone number; Obligor business phone number; original Principal Balance; original term; Annual Percentage Rate; current Principal Balance; current remaining term; origination date; first payment date; final scheduled payment date; next payment due date; date of most recent payment; new/used classification; collateral description; days currently delinquent; number of contract extensions (months) to date; amount of Scheduled Contract Payment; current Insurance Policy expiration date (and any documentation evidencing or relating to such Insurance Policy, to the extent maintained by or on behalf of the Borrower or TFC), and past due late charges.

          "Monthly Static Pool" means, with respect to any calendar month,
           -------------------
beginning with the calendar month in which the Closing Date occurs, the pool of all Receivables that are purchased from Dealers by TFC during such calendar month.

          "Monthly Static Pool Net Liquidation Proceeds" means, with respect to
           --------------------------------------------
any Receivable in any Monthly Static Pool that becomes liquidated in accordance with TFC's Charge-Off Policy, the sum of: (i) proceeds from the disposition of the underlying financed vehicle securing such Receivable, less the related servicer's reasonable out-of-pocket costs, including repossession and resale expenses not already deducted from such proceeds in connection with the collection of such Receivable, and any amounts required by law to be remitted to the related obligor; (ii) the proceeds of any insurance policy with respect to the underlying financed vehicle securing such Receivable; and (iii) any other monies received from the related obligor or otherwise on or after the date on which such Receivable becomes liquidated.

          "Moody's" means Moody's Investors Service, Inc., or its successor.
           -------

          "Multiemployer Plan" means a Plan which is a multiemployer plan as
           ------------------
defined in Section 4001(a)(3) of ERISA.

          "Net Liquidation Proceeds" means, with respect to Liquidated
           ------------------------
Contracts, the sum of (i) proceeds from the disposition of the underlying Financed Vehicle securing the Liquidated Contract, less the Servicer's reasonable out-of-pocket costs, including repossession and resale expenses not already deducted from such proceeds in connection with the collection of such Liquidated Contract, and any amounts required by law to be remitted to the Obligor, (ii) the proceeds of any Insurance Policy, and (iii) any other monies received from the Obligor or otherwise on or after the date on which such Contract becomes a Liquidated Contract.

          "Net Loss Default Percentage" means, as of any date of determination
           ---------------------------
and each Monthly Static Pool, the applicable percentage for such Monthly Static Pool as of such date, as listed in the "Event of Default" column in the Net Realized Loss Matrix.

          "Net Loss Trigger Percentage" means, as of any date of determination
           ---------------------------
and each Monthly Static Pool, the applicable percentage for such Monthly Static Pool as of such date, as listed in the "Trigger Event" column in the Net Realized Loss Matrix.

          "Net Realized Losses" means, with respect to any Receivable in any
           -------------------
Monthly Static Pool that becomes liquidated in accordance with TFC's Charge-Off Policy, the amount by which the principal balance thereof immediately prior to such Receivable becoming liquidated exceeds the Monthly Static Pool Net Liquidation Proceeds in respect of such Receivable (applying such proceeds first to accrued and unpaid interest).

          "Net Realized Loss Matrix" means the Net Realized Loss Matrix attached
           ------------------------
to this Loan Agreement as Exhibit P.
                          ---------

          "Net Realized Loss Rate" means, with respect to each Monthly Static
           ----------------------
Pool, beginning with the Monthly Static Pool for the calendar month in which the Closing Date occurs, the average, for such Monthly Static Pool and the Monthly Static Pools for each of the two preceding calendar months (as of the last day of each of the most recently ended calendar month, the preceding calendar month or the second preceding calendar month, respectively), of a fraction, expressed as a percentage, the numerator of which is (x) the aggregate of the cumulative Net Realized Losses for the Receivables in such Monthly Static Pool as of the last day of the applicable calendar month, and the denominator of which is (y) the initial aggregate principal balance of all Receivables in such Monthly Static Pool; provided, however, that the Net Realized Loss Rate shall not be
             --------  -------
calculated prior to August 31, 2001 (it being understood that no static pool for any month prior to the calendar month in which the Closing Date occurs shall be included in any calculation of the Net Realized Loss Rate).

          "Non-Excluded Taxes" shall have the meaning provided in Section 2.12
           ------------------                                     ------------
of this Loan Agreement.

          "Note" shall have the meaning assigned to such term in Section 2.02(a)
           ----                                                  ---------------
of this Loan Agreement.

          "Notice of Borrowing and Pledge" shall have the meaning provided in
           ------------------------------
Section 2.03(a) of this Loan Agreement.
---------------

          "Notice of Claim" has the meaning assigned to such term in Section
           ---------------                                           -------
6.01(b) of the Servicing Agreement.
-------

          "Obligor" means, with respect to any Contract, the purchaser or co-
           -------
purchaser of the Financed Vehicle and any other Person obliged to make payments under such Contract.

          "Officers' Certificate" means a certificate signed by the chairman of
           ---------------------
the board, the president, any executive vice president, any vice president, any treasurer or secretary of the Borrower or the Servicer, as appropriate.

          "Opinion of Counsel" means an opinion of counsel acceptable to the
           ------------------
Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer, in form and substance acceptable to the Lender and the Insurer (provided no Insurer Default shall have occurred and be continuing).

          "Originator's Net Investment Rate" means, with respect to any
           --------------------------------
Contract, a fraction, expressed as a percentage, the numerator of which is the price at which TFC purchased such Contract and the denominator of which is the outstanding Principal Balance of such Contract at the time that TFC purchased such Contract.

          "Other Lenders" means any Person who provides financing to, or is
           -------------
entitled to receive payments from, TFC or any of its Affiliates pursuant to any Other Warehouse Facility.

          "Other Warehouse Facility" means one or more "warehouse facilities"
           ------------------------
(including any repurchase facility) entered into by TFC or any of its Affiliates pursuant to which one or more lenders provide funding to TFC or any of its Affiliates (or any trust or similar limited purpose entity formed to facilitate such financing) for the purpose of financing the origination or purchase of Receivables.

          "Over-60 Contract" means a Contract for which the related Obligor is
           ----------------
more than 60 days contractually delinquent with respect to at least 51% of a Scheduled Contract Payment (without giving effect to any applicable grace periods) but which is not a Liquidated Contract.

          "Panmure" means WestLB Panmure Securities, Inc.
           -------

          "Parent" means TFC Enterprises, Inc., a Delaware corporation.
           ------

          "Parent Support Agreement" means the Parent Support Agreement dated as
           ------------------------
of June 28, 2001, made by Parent in favor of the Lender, the Insurer and the Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

          "Payment Date" means (i) the 15th day of each month (or if such day is
           ------------
not a Business Day, the next succeeding Business Day), (ii) each other Business Day on which a prepayment of the Advances is required under Section 2.07 of this
                                                            ------------
Loan Agreement, (iii) each Prepayment Date, (iv) each day on which a Securitization referred to in Section 2.07(d) of this Loan Agreement is funded,
                              ---------------
(v) the Facility Termination Date, (vi) each Business Day after the Facility Termination Date designated by the Lender or, provided that no Insurer Default shall have occurred and be continuing, the Insurer as a Payment Date, and (vii) each day on which the Borrower is required to make a payment to the Hedge Counterparty under an Interest Rate Hedging Agreement.

          "Payoff Letter" means a letter that (i) is addressed to the Lender,
           -------------
with a copy to the Insurer, (ii) is signed by a Prior Lender, (iii) identifies particular Previously Financed Contracts, (iv) specifies that, upon receipt of a specified dollar amount by such Prior Lender, all Liens and other interests of such Prior Lender in such Contracts shall automatically be released and, if applicable, transferred to the Borrower, without any further action by any Person, (v) delivers to the Lender (or its agent) executed original partial or full releases, as applicable, with respect to such Contracts for filing in appropriate UCC recording offices, and authorizes the Lender to file such releases upon the receipt of such specified dollar amount, (vi) contains "further assurance" clauses acceptable to Lender and the Insurer, and (vii) is otherwise satisfactory in form and substance satisfactory to the Lender and the Insurer.

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity
           ----
succeeding to any or all of its functions under ERISA.

          "Permitted Advance Date" means, during the Commitment Period, but in
           ----------------------
no event more often than once per week, the date which occurs three (3) Business Days following the Borrower's delivery of a Notice of Borrowing and Pledge to the Lender; provided, however, that no Permitted Advance Date shall occur during
            --------  -------
the period from and including any Determination Date to but excluding the next succeeding Payment Date.

          "Permitted Investments" means:
           ---------------------

          (i) Direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

          (ii) Demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however,
                                                          --------  -------
     that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a

     Person other than such depository institution or trust company) thereof shall have a short-term credit rating of A-1+ or better by S&P and P-1 or better from Moody's;

          (iii) Commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from Moody's of P-1 or better and a rating of A-1+ or better from S&P;

          (iv) Investments in money market funds having a rating from Moody's in the highest investment category granted thereby and a rating of AAA from S&P;

          (v) Demand deposits, time deposits and certificates of deposit that are fully insured by the FDIC;

          (vi) Bankers' acceptances issued by any depository institution or trust company referred to in clause (ii) above;

          (vii) Repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii) above; and

          (viii) Any other investments approved in writing by Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer.

          "Person" means any individual, corporation, company, association,
           ------
partnership, joint venture, limited liability company, trust, unincorporated association, government (or any agency, instrumentality or political subdivision thereof) or any other entity of whatever nature.

          "Plan" means any Person that is (i) an "employee benefit plan" (as
           ----
defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code or (iii) any entity whose underlying assets include assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity or otherwise.

          "P.O. Box Owner" means Wells Fargo Bank Minnesota, National
           --------------
Association, or its successor thereto in its capacity as P.O. Box Owner under the Standby Processing Agreement.

          "Policy" means the Credit Risk Insurance Policy (Policy No. 147528)
           ------
issued by the Insurer, a copy of which is attached to this Loan Agreement as Exhibit F.
---------

          "Policy Claim Amount" means, for any Payment Date, the amount paid
           -------------------
under the Policy on such Payment Date for any loss identified in the Notice of Claim submitted on the related Draw Date.

          "Post Office Box" means any of the following: post-office box no.
           ---------------
10306 at Norview Station, Norfolk, Virginia 23513; post-office box no. 3268, Covina, California 91722; post-office box no. 280810, Lakewood, Colorado 80228; post-office box no. 30456, Tuscon, Arizona 85751; and post-office box no. 20066, Fountain Valley, California 92728.

          "Premium" shall have the meaning set forth in the Policy.
           -------

          "Prepayment Amount" means the amount deposited by the Borrower in the
           -----------------
Collection Account in connection with any optional prepayment of the Total Outstanding Advances and other Secured Obligations pursuant to Section 2.08 of
                                                               ------------
this Loan Agreement.

          "Prepayment Date" means any date on which an optional prepayment of
           ---------------
Advances is made by the Borrower pursuant to Section 2.08(a) hereof.
                                             ---------------

          "Prepayment Premium" means, (a) if such prepayment is made by Borrower
           ------------------
using funds other than proceeds of a financing arranged by WestLB or any of its Affiliates, (i) with respect to any Prepayment Date that occurs on or prior to the first anniversary of the Closing Date, the product of 2.0% and the Maximum Facility Amount, and (ii) with respect to any Prepayment Date that occurs after the first anniversary of the Closing Date, the product of 1.0% and the Maximum Facility Amount or (b) if such prepayment is made by Borrower using the proceeds of a financing arranged by WestLB or any of its Affiliates, zero.

          "Previously Financed Contract" means any Contract that at any time was
           ----------------------------
subject to a Lien (other than the Lien arising hereunder).

          "Principal Balance" means, with respect to any Contract, as of any
           -----------------
date, the Amount Financed minus the sum of (i) that portion of all amounts received on or prior to such date and allocable to principal in accordance with the Actuarial Method and (ii) any Cram Down Loss in respect of such Contract; provided, however, that with respect to any Contract that has become a
--------  -------
Liquidated Contract, the Principal Balance shall be zero (except when used in the definition of "Release Price").

          "Prior Lender" means any Person (other than the Lender) that has held
           ------------
a Lien on a Contract to be included in the Borrowing Base.

          "Proceeds" has the meaning assigned to it under the UCC and, in any
           --------
event, shall include, but not be limited to, any and all amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Purchase Agreement" means the Purchase Agreement between the Borrower
           ------------------
and TFC, dated as of June 28, 2001, pursuant to which the Borrower will acquire from time to time the Contracts, as such Purchase Agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

          "Purchased Contract" means a Contract purchased as of the close of
           ------------------
business on the last day of a Collection Period by the Servicer pursuant to
Section 3.18 of the Servicing Agreement and/or Section 6.1 of the Purchase
------------                                   -----------
Agreement.

          "Purchase Date" has the meaning assigned to such term in Section
           -------------                                           -------
2.1(b) of the Purchase Agreement.
------

          "Purchaser" means TFC Warehouse Corporation I, as purchaser under the
           ---------
Purchase Agreement.

          "Purchase Price" means, with respect to any Contract, an amount equal
           ---------------
to the amount of the Advance by the Lender pursuant to the Loan Agreement, to which the pledge of such Contract under the Loan Agreement relates.

          "Receivables" means (i) the Contracts and (ii) other retail
           -----------
installment sale contracts purchased or serviced by TFC, that finance new or used automobiles, vans, light trucks or motorcycles.

          "Reference Banks" means three major banks that are engaged in
           ---------------
transactions in the London interbank market, selected by the Hedge Counterparty.

          "Reference Banks LIBOR Determination Method" means that the LIBOR Rate
           ------------------------------------------
for a Reset Date will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time on the day that is two London Banking Days preceding that Reset Date to prime banks in the London interbank market for a period of the Designated Maturity commencing on that Reset Date. The Hedge Counterparty will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Reset Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that Reset Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Hedge Counterparty, at approximately 11:00 a.m., New York City time, on that Reset Date for loans in U.S. Dollars to leading European banks for a period of the Designated Maturity commencing on that Reset Date.

          "Registrar of Titles" means, with respect to any state, the
           -------------------
Governmental Authority responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

          "Regulations T, U and X" means Regulations T, U and X of the Board of
           ----------------------
Governors of the Federal Reserve System (or any successor), as the same may be amended, modified or supplemented and in effect from time to time.

          "Release Price" means, with respect to any Contract that (i) is
           -------------
repurchased from the Borrower pursuant to Section 6.1 of the Purchase Agreement
                                          -----------
and the Collateral Agent's security interest in which is released pursuant to
Section 2.07(b) of this Loan Agreement, or (ii)
---------------
is purchased from the Borrower pursuant to Section 3.18 of the Servicing
                                           ------------
Agreement and the Collateral Agent's security interest in which is released pursuant to Section 2.07(c) of this Loan Agreement, an amount equal to the
            ---------------
outstanding Principal Balance of such Contract as of the date of such purchase or repurchase, as applicable, plus all accred but unpaid interest thereon.

          "Release Schedule" means a schedule of Contracts to be released to the
           ----------------
Borrower in accordance with Section 5(c) or (6) of the Custodial Agreement, in
                            ------------    ---
electronic format acceptable to the Collateral Agent, which schedule shall set forth the following information with respect to each Contract: (i) the name and address of each Obligor under such Contract, and (ii) the contract number of such Contract.

          "Reportable Event" means any of the events set forth in Section
           ----------------
4043(c) of ERISA, other than those events as to which the notice period is waived under Sections .21, .22, .23, .26, .27 or .28 of PBGC Reg. (S) 4043.

          "Repossessed Contract" means any Contract with respect to which the
           --------------------
Servicer has repossessed (or has caused to be repossessed) the related Financed Vehicle.

          "Request for Release and Receipt of Document" shall have the meaning
           -------------------------------------------
set forth in Section 6 of the Custodial Agreement.
             ---------

          "Request Notice" has the meaning assigned to such term in Section
           ---------------                                          -------
2.1(b) of the Purchase Agreement.
------

          "Required Audit Report" means any report required to be delivered
           ---------------------
pursuant to Sections 3.07(b) and (c) of the Servicing Agreement.
            ----------------     ---

          "Required Documents" shall mean, with respect to a Contract, each
           ------------------
instrument, agreement, document, certificate or other writing, now or hereafter executed or delivered in respect of such Contract which is required to be included in the Contract File pursuant to Section 2 of the Custodial Agreement.
                                          ---------
For clarity, the Required Documents with respect to any Contract shall not include the Servicing Documents with respect to such Contract.

          "Required Reserve Account Amount" means, as of any date of
           -------------------------------
determination, the greater of (i) the product of the Required Reserve Account Percentage and the Aggregate Principal Balance of Eligible Contracts (including without limitation the Aggregate Principal Balance of Eligible Contracts to be funded on such date of determination, if any) and (ii) $250,000.

          "Required Reserve Account Percentage" means, (i) if a Trigger Event
           -----------------------------------
shall not be in effect, 2.0% or (ii) if a Trigger Event shall have occurred and be continuing, 5.0%.

          "Required Standard of Care" has the meaning assigned to such term in
           -------------------------
Section 3.02 of the Servicing Agreement.
------------

          "Requirement of Law" means as to any Person, the certificate of
           ------------------
incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Reserve Account" means the account designated as such, established
           ---------------
and maintained pursuant to Section 4.01 of the Servicing Agreement.
                           ------------

          "Reserve Account Regular Application Amount" means, with respect to
           ------------------------------------------
any Payment Date, the lesser of (x) the Deficiency Claim Amount, if any, for such Payment Date and (y) the Reserve Account Available Amount for such Payment Date.

          "Reserve Account Available Amount" means, as of any date, all amounts
           --------------------------------
then on deposit in the Reserve Account (including, without limitation, all Investment Earnings with respect to the Reserve Account).

          "Reserve Account Property" means the Reserve Account, all amounts and
           ------------------------
investments held from time to time in the Reserve Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise) and all the proceeds of the foregoing.

          "Reset Date" means, with respect to each Advance, the first day of the
           ----------
Accrual Period for such Advance.

          "Responsible Officer" means, as to any Person, the chief executive
           -------------------
officer or, with respect to financial matters, the chief financial officer of such Person; provided, that in the event any such officer is unavailable at any
             --------
time he or she is required to take any action hereunder, Responsible Officer shall mean any officer authorized to act on such officer's behalf as demonstrated to the Lender to its satisfaction.

          "Resulting Entity Eligibility Criteria" means, with respect to any
           -------------------------------------
Person described in Section 5.06(b) of the Servicing Agreement, each of the
                    ---------------
following criteria: (i) such Person shall have a combined capital and surplus of at least $500,000,000 as set forth in its most recent published annual report of condition, (ii) such Person shall have (or have a parent which has) a long term debt rating of A or better by Standard & Poor's Ratings Services; and (iii) such Person shall be acceptable to the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer.

          "Rolling Deferral Percentage"   means, with respect to any
           ---------------------------
Determination Date, the average of the Deferral Rates calculated as of such Determination Date and as of the last day of each of the eleven preceding Determination Dates.

          "Rule of 78s Contract" means a Contract under which the portion of a
           --------------------
payment allocable to interest and the portion of a payment allocable to principal is determined in accordance with the Rule of 78s Method.

          "Rule of 78s Method" means the method under which a portion of a
           ------------------
payment allocated to earned interest and the portion allocable to principal is determined according to the sum of the month's digits or any equivalent method commonly referred to as the "Rule of 78s."

          "Scheduled Contract Payment" means, with respect to any Collection
           --------------------------
Period for any Contract, the amount set forth in such Contract as required to be paid by the Obligor in such Collection Period. If after the Closing Date, the Obligor's obligation under a Contract with respect to a Collection Period has been modified so as to differ from the amount specified in such Contract as a result of (i) the order of a court in an insolvency proceeding involving the Obligor, (ii) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or (iii) modifications or extensions of the Contract expressly permitted under the Servicing Agreement, the Scheduled Contract Payment with respect to such Collection Period shall refer to the Obligor's payment obligation with respect to such Collection Period as so modified.

          "Schedule of Representations" means the Schedule of Representations
           ----------------------------
and Warranties attached to the Purchase Agreement as Schedule B.
                                                     ----------

          "Section 3.19(a) Delivery" has the meaning assigned to such term in
           ------------------------
Section 3.19(a) of the Servicing Agreement.
---------------

          "Section 7.03(a) Delivery" has the meaning assigned to such term in
           ------------------------
Section 7.03(a) of the Servicing Agreement.
---------------

          "Secured Obligations" means the unpaid principal amount of, and
           -------------------
interest on the Advances, any Swap Obligations and all other obligations and liabilities of the Borrower to the Lender, WestLB or any Indemnified Party (including, but not limited to, fees, expenses and indemnification payments owed to the Collateral Agent under Sections 7 and 13 of the Custodial Agreement or to
                              ----------     --
the Backup Servicer under the Servicing Agreement) whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of or in connection with this Loan Agreement, the Note, any other Loan Document and any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Lender or WestLB or otherwise). For purposes hereof, "interest" shall include, without limitation, interest accruing after the maturity of the Advances and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding.

          "Securitization" means a securitization of all or portion of the
           --------------
Contracts by a trust or other entity established by or on behalf of the Borrower or one of its Affiliates (including any trust or other entity formed by another Person in connection with the securitization of Contracts and with respect to which the Borrower or one of its Affiliates retains an interest in such entity or the Contracts). Without limiting the foregoing, a Securitization shall include (i) the issuance of notes, trust certificates or other instruments or securities to be paid from the proceeds of Contracts, and (ii) the sale of undivided interests in Contracts.

          "Seller" means TFC as seller pursuant to the Purchase Agreement.
           ------

          "Seller Repurchase Event" means the occurrence of a breach of any of
           ------------------------
the Seller's representations and warranties set forth under the Schedule of Representations annexed as Exhibit B to the Purchase Agreement (except for any
                           ---------
violation of a covenant set forth in paragraph 1(G) of such Schedule of Representations concerning whether such Contract becomes an Over-60 Contract, a Repossessed Contract or a Liquidated Contract after the Funding Date of such Contract).

          "Service Contract" means, with respect to a Financed Vehicle, the
           ----------------
agreement, if any, financed under the related Contract that provides for the repair of such Financed Vehicle.

          "Servicer" means TFC or any successor servicer appointed as herein
           --------
provided.

          "Servicer Extension Notice" has the meaning assigned to such term in
           -------------------------
Section 2.01(a) of the Servicing Agreement.
---------------

          "Servicer's Certificate" means an Officers' Certificate of the
           ----------------------
Servicer delivered pursuant to Section 3.17 of the Servicing Agreement,
                               ------------
substantially in the form of Exhibit C of the Servicing Agreement.
                             ---------

          "Servicer Termination Event" has the meaning assigned to such term in
           --------------------------
Section 7.01 of the Servicing Agreement.
------------

          "Servicing Agreement" means the Servicing Agreement, dated as of June
           -------------------
28, 2001, among the Borrower, the Lender, the Backup Servicer, the Collateral Agent and the Servicer for the servicing of Contracts, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

          "Servicing Documents" means all Servicing Records, servicing
           -------------------
agreements (including, without limitation, the Servicing Agreement), servicing rights, pledge agreements (including, without limitation, the Custodial Agreement), and any other collateral pledged or otherwise relating to the Contracts, together with all files, documents, instruments, certificates, correspondence, accounting books and records relating thereto or to the Contract Documents.

          "Servicing Fee" means, with respect to any Payment Date, the fee
           -------------
payable to the Servicer in accordance with Section 3.03(b) in an amount equal to
                                           ---------------
the greater of (x) the product of (i) one-twelfth (1/12th), (ii) 3.5% and (iii) the Aggregate Principal Balance of Eligible Contracts included in the Borrowing Base as of the first day of the related Collection Period and (y) the product of
(i) $15.00 and (ii) the number of Eligible Contracts included in the Borrower's Base of the first day of the related Collection Period.

          "Servicing Records" shall have the meaning provided in Section
           -----------------                                     -------
11.15(b) of this Loan Agreement.
--------

          "Servicing Standard" has the meaning assigned to such term in Section
           ------------------                                           -------
3.01 of the Servicing Agreement.
----

          "Single Employer Plan" means any Plan which is covered by Title IV of
           --------------------
ERISA, but which is not a Multiemployer Plan.

          "Simple Interest Contract" means a Contract under which the portion of
           ------------------------
the payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

          "Simple Interest Method" means the method of allocating a fixed level
           ----------------------
payment on an obligation between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest on such obligation multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 days in the calendar year) elapsed since the preceding payment under the obligation was made.

          "Specified Event" means, with respect to any Contract, the occurrence
           ---------------
of any of the following:

          (a) the payment and performance in full of all obligations of the Obligor under such Contract;

          (b) the foreclosure upon such Contract or the sale of the related Financed Vehicle or other related Collateral (as defined in this Loan Agreement) in connection with a foreclosure upon such Contract;

          (c) such Contract becoming a Delinquent Contract; or

          (d) the collection of insurance proceeds payable against the account obligor's balance in respect of the related Financed Vehicle.

          "Standard & Poor's" means Standard & Poor's Ratings Services, or its
           -----------------
successor.

          "Standby Post-Office Box Processor" means, Wells Fargo and its
           ---------------------------------
successor and permitted assigns.

          "Standby Processing Agreement" means the Amended and Restated Standby
           ----------------------------
Remittance Processing Agreement, dated as of June 28, 2001, among the Insurer, the Lender, TFC Receivables Corporation I, Asset Guaranty Insurance Company, Financial Security Assurance Inc., General Electric Capital Corporation, TFC, the Borrower, TFC Receivables Corporation 2, TFC Receivables Corporation III, TFC Receivables Corporation IV, Wells Fargo

Bank Minnesota, National Association, a national banking association, as trust collateral agent in respect of TFC Automobile Receivables Trust 1999-1, TFC Automobile Receivables Trust 2000-1 and TFC Automobile Receivables Trust 2001-1 (in such capacities, the "Trust Collateral Agent"), the Collateral Agent and the
                          ----------------------
P.O. Box Owner.

          "State Contract" means, with respect to any state, any Contract
           --------------
payable by an Obligor whose billing address, as listed in the Servicer's records, is located in such state.

          "Statement Date" has the meaning assigned to such term in Section
           --------------                                           -------
3.06(a) of the Servicing Agreement.
-------

          "Subordinated Debt" means a debt obligation of TFC or any of its
           -----------------
consolidated subsidiaries that is subordinate to any debt obligation arising under the Loan Documents or under any Other Warehouse Facility.

          "Subsidiary" means, as to any Person, a corporation, partnership or
           ----------
other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

          "Successor Servicer" means Wells Fargo Financial America, Inc., in its
           ------------------
capacity as Successor Servicer under the Servicing Agreement.

          "Successor Servicer Fee" means, with respect to any Payment Date, the
           ----------------------
fee payable to the Successor Servicer, in an amount equal to the product of (a) $1,200 and (b) the sum of (i) the number of Section 3.19(a) Deliveries since the immediately preceding Payment Date and (ii) the number of Section 7.03(a) Deliveries since the immediately preceding Payment Date.

          "Swap Obligations" means any amounts due and payable to the Hedge
           ----------------
Counterparty pursuant to the terms of any Interest Rate Hedging Agreement, including, without limitation, any amounts set forth in Sections 2, 6 and 11 of any Interest Rate Hedging Agreement.

          "Swap Payment" means any payment by the Hedge Counterparty to the
           ------------
Borrower pursuant to an Interest Rate Hedging Agreement.

          "Tangible Net Worth" means, at any date, with respect to TFC, the
           ------------------
excess of (a) the tangible assets of TFC and all of its consolidated subsidiaries calculated in accordance with GAAP, as reduced by adequate reserves in each case where reserves are proper, over (b) all Indebtedness (excluding Subordinated Debt) of TFC and all of its consolidated subsidiaries; provided,
                                                                    --------
however, that (i) in no event shall there be included in the above calculation
-------
any intangible assets such as patents, trademarks, trade names, copyrights, licenses, goodwill, organizational costs, advances or loans to, or receivables from, directors, shareholders, officers, employees or subsidiaries, amounts relating to covenants not to compete, pension assets or treasury stock or any securities of TFC or of any Affiliate of TFC, or any other securities unless the same are readily marketable in the United States of America or entitled to be used as a credit against federal income tax liabilities, (ii) securities included as such intangible assets shall be taken into account at their current market price or cost, whichever is lower, and (iii) any write-up in the book value of any assets shall not be taken into account.

          "TFC" means, The Finance Company, a Virginia corporation.
           ---

          "TFC Parties" means the Borrower, TFC and Parent.
           -----------

          "Total Loss Protection" means the insurance coverage provided by an
           ---------------------
insurance policy in the form of the Form of Total Loss Protection Policy annexed to this Loan Agreement as Exhibit R.

          "Total Outstanding Advances" means, as of any date of determination,
           --------------------------
the unpaid principal amount of all Advances outstanding hereunder.

          "Trigger Event" means, with respect to any Determination Date, any of
           -------------
the following: (a) the Delinquency Ratio as of such Determination Date is equal to or greater than 9.00%; (b) the Net Realized Loss Rate with respect to any Monthly Static Pool as of such Determination Date is equal to or greater than the Net Loss Trigger Percentage with respect to such Monthly Static Pool for such Determination Date; (c) the Deferral Rate as of such Determination Date is equal to or greater than 1.00%; or (d) the Rolling Deferral Percentage as of such Determination Date is equal to or greater than 0.55%.

          "UCC" means the Uniform Commercial Code as in effect on the date
           ---
hereof in the State of New York; provided that if, by reason of mandatory
                                 --------
provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of any provision of this Loan Agreement or any other Loan Document relating to such perfection or the effect of perfection or non-perfection.

          "Underwriting Guidelines" means the credit approval guidelines used by
           -----------------------
TFC in the purchase of Contracts under its Auto Centers Program and its Military Finance Program, a copy of which is annexed to this Loan Agreement as Exhibit G, as amended from time to time with the prior written consent of the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer.

          "Unused Facility Fee" means, with respect to any Payment Date on or
           -------------------
prior to the Facility Termination Date, a fee in an amount equal to the product of (a) one-twelfth (1/12th), (b) 0.20%, and (c) the excess of (i) the Maximum Facility Amount over (ii) the daily average of the

Total Outstanding Advances during the period from and including the immediately preceding Payment Date to but excluding such Payment Date.

          "Weighted Average APR" means, with respect to any date of
           --------------------
determination, the weighted average of the APRs of the Eligible Contracts, weighted on the basis of the Principal Balance of the Eligible Contracts as of the related Accounting Date.

          "Weighted Average Facility Interest Rate" means, as of any date of
           ---------------------------------------
determination, the weighted average of (a) the fixed rate payable by the Borrower under the Interest Rate Hedging Agreement then in effect and (b) the sum of (i) the greater of (A) the fixed rate payable by the Borrower under the Interest Rate Hedging Agreement then in effect and (B) the LIBOR Rate with a Designated Maturity of one month as of such date of determination, and (ii) 0.50%. In determining such weighted average, the weight accorded to the rate referenced in clause (a) shall be based upon the Aggregate Principal Balance of the Eligible Contracts to which such Interest Rate Hedging Agreement relates, and the weight accorded to the rate referenced in clause (b) shall be based upon the Aggregate Principal Balance of the Eligible Contracts financed hereunder since the Payment Date immediately preceding such date of determination.

          "Weighted Average Portfolio Spread" means, with respect to any date of
           ---------------------------------
determination, the excess of (x) the Weighted Average APR as of such date of determination over (y) the Determination Rate as of such date of determination.

          "WestLB" means Westdeutsche Landesbank Girozentrale, New York Branch.
           ------

                                                                      EXHIBIT A
                                                                      ---------

                              ADVANCE RATE MATRIX

--------------------------------------------------------------------------------
  Weighted Average        Weighted Average Portfolio Remaining Term (in Months)
  Portfolio Spread        34 to 39              40 to 45             46 or more
   2.0% to 2.9%           68.50%                68.20%                67.90%
   3.0% to 3.9%           69.50%                69.30%                69.20%
   4.0% to 4.9%           70.50%                70.50%                70.50%
   5.0% to 5.9%           71.60%                71.70%                71.80%
   6.0% to 6.9%           72.70%                72.90%                73.10%
   7.0% to 7.9%           73.70%                74.10%                74.40%
   8.0% to 8.9%           74.80%                75.30%                75.70%
   9.0% to 9.9%           75.90%                76.00%                76.00%
  10.0% to 10.9%          76.00%                76.00%                76.00%
  11.0% or higher         76.00%                76.00%                76.00%
--------------------------------------------------------------------------------

                                                                      EXHIBIT B

                          FORM OF CUSTODIAL AGREEMENT

                                                                      EXHIBIT C

                    FORM OF INTEREST RATE HEDGING AGREEMENT

                                                                      EXHIBIT D

                             ELIGIBILITY CRITERIA

     To be an Eligible Contract, a Contract (and the related Contract Documents and Financed Vehicle) must satisfy, and maintain at all times, the following eligibility characteristics, subject to any exceptions thereto approved in writing by the Lender in its sole discretion:

          1.  Characteristics of Contracts. Each Contract (A) was originated
              ----------------------------
     pursuant to either the Military Finance Program or the Auto Centers Program by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business in accordance with the Underwriting Guidelines (which policies shall not be amended thereafter without the consent of the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer, such consent not to be unreasonably withheld), and such Dealer had all necessary licenses and permits to originate Contracts in the state where such Dealer was located, was fully and properly executed by the parties thereto, was purchased by TFC from such Dealer under an existing Dealer Agreement or pursuant to a Dealer Assignment, was validly assigned by such Dealer to TFC pursuant to the Dealer Agreement or the Dealer Assignment, was validly assigned by TFC to the Borrower pursuant to the Purchase Agreement, and was validly pledged by the Borrower to the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, pursuant to the Loan Agreement, (B) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, (C) is a Contract which provides for level Scheduled Contract Payments (provided that the payment in the first monthly collection period and the payment in the final monthly collection period of the Contract may be minimally different from the normal period and level payment) which, if made when due, shall fully amortize the Amount Financed over the original term, (D) provides for, in the event that the related Contract is prepaid, a prepayment that fully pays the Principal Balance of such related Contract and includes accrued but unpaid interest through the date of prepayment in an amount at least equal to the Annual Percentage Rate, (E) has not been amended or rewritten, or collections with respect to which deferred or waived, other than as expressly permitted pursuant to clause (J) below and as evidenced in the Contract Documents relating thereto, (F) has an original term of eleven (11) to sixty (60) months, (G) that has been acquired by TFC and, on the related Funding Date for such Contract, is not a Delinquent Contract and, on such date or at any time thereafter, is not an Over-60 Contract, a Repossessed Contract or a Liquidated Contract, and the related Obligor does not have other Contracts owing to TFC that are Delinquent Contracts, Over-60 Contracts, Repossessed Contracts or Liquidated Contracts, (H) has an Annual Percentage Rate of not less than 9.9%, (I) has a remaining Principal Balance of not more than $25,000, (J) has not been extended beyond its original term, except in keeping with TFC's Deferment Policy, a copy of which is attached as Exhibit S hereto, which allows for up to two, one-month deferments in any twelve month period not to exceed up to four, one-month deferments over the life of a monthly-pay contract, (K) was purchased through an

     Approved Dealer, (L) is due from a U.S. citizen in the case of a Contract that was originated pursuant to the Military Finance Program and a U.S. resident in the case of a Contract that was originated pursuant to the Auto Centers Program and is denominated in U.S. dollars, (M) is secured by a Financed Vehicle and a valid first priority perfected security interest is in effect with respect to such Financed Vehicle, (N) is owned solely by the Borrower free and clear of any lien, claim, or other encumbrance, excluding liens that will be released no later than the applicable Funding Date, (O) with respect to the related security interest in the related Financed Vehicle is perfected and with clear legal right of repossession, (P) was secured by a vehicle with Total Loss Protection coverage or covered by an Insurance Policy, and naming TFC and its assigns as loss payee on the date the loan was purchased from an Approved Dealer by TFC, (Q) meets, in all material respects, all applicable requirements of federal, state, and local laws and regulations, (R) is not subject to any right of setoff by the Obligor, (S) will be clearly marked in the books and records of TFC and the Borrower, as applicable, as being sold to the Borrower, and pledged by the Borrower to the Collateral Agent, (T) will not, as a result of the addition of such Contract to the pool of Eligible Contracts, cause the percentage of Eligible Contracts (by Aggregate Principal Balance as of any date of determination) originated by any one Dealer to exceed 10% (it being understood that commonly owned dealerships shall be considered as one Dealer for the purposes of such calculation), (U) will not, as a result of the addition of such Contract to the pool of Eligible Contracts, cause the percentage of Eligible Contracts (by Aggregate Principal Balance as of any date of determination) with Obligors located in any one State to exceed 30%, (V) will not, as a result of the addition of such Contract to the pool of Eligible Contracts, cause the percentage of Eligible Contracts (by Aggregate Principal Balance as of any date of determination) that were originated pursuant to the Auto Centers Program to exceed 30% of the Aggregate Principal Balance of all Eligible Contracts, and (W) was originated on an applicable Form of Contract.

          2.  No Fraud or Misrepresentation. Each Contract (A) was originated by
              -----------------------------
     a Dealer, (B) was sold by the Dealer to TFC, (C) was sold by TFC to the Borrower and (D) was pledged by the Borrower to the Collateral Agent without any fraud or misrepresentation in any case.

          3.  Compliance with Law. All requirements of applicable federal, state
              -------------------
     and local laws, and regulations thereunder (including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Moss-Magnuson Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and
                                                   -       -
     Sailors' Civil Relief Act of 1940, as amended, each applicable state Motor Vehicle Retail Installment Sales Act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of the Contracts, the Financed Vehicles and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts, have been complied with in all material respects by TFC and the Borrower, as applicable, and each Contract, the sale of the Financed Vehicle evidenced by each Contract and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts complied at the time it was originated or made in all material respects and now complies in all material respects with all applicable legal and regulatory requirements.

          4.  Binding Obligation. Each Contract represents the genuine, legal,
              ------------------
     valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Contract may be modified by the application after the applicable Funding Date of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended; and all parties to each Contract had full legal capacity to execute and deliver such Contract and all other documents related thereto and to grant the security interest purported to be granted thereby.

          5.  No Government, Corporate or Fleet Obligor. No Contract is due from
              -----------------------------------------
     the United States of America or any state or from any agency, department or instrumentality of the United States of America or any state. All of the Contracts are due from Obligors who are natural persons or, if any Obligor is not a natural person, (a) such entity is an obligor with respect to five or fewer financed vehicles and (b) the related Contract or Contracts have the benefit of the personal guaranty of a natural person or persons. No Contract has been included in a "fleet" sale (i.e., a sale to any single
                                                   ---
     Obligor of more than five Financed Vehicles).

          6.  Obligor Bankruptcy. At the applicable Funding Date, no Obligor had
              ------------------
     been the subject of a current bankruptcy proceeding.

          7.  Contract Schedule. The information set forth in each Contract
              -----------------
     Schedule has been produced from the Electronic Ledger and was true and correct in all material respects, with respect to each Contract, as of the close of business on the Funding Date of such Contract.

          8.  Marking Records. By the Funding Date with respect to each
              ---------------
     Contract, TFC will have caused the portions of the Electronic Ledger relating to such Contract to be clearly and unambiguously identified to show that such Contract has been sold to the Borrower by TFC pursuant to the Purchase Agreement and pledged by the Borrower to the Collateral Agent in accordance with the terms of the Loan Agreement.

          9.  Adverse Selection. No selection procedures adverse to the Lender,
              -----------------
     the Hedge Counterparty or the Insurer were utilized in selecting the Contracts from those contracts owned by TFC or the Borrower.

          10. Chattel Paper. The Contracts constitute chattel paper within the
              -------------
     meaning of the UCC as in effect in the State of New York, Delaware, Virginia and Minnesota.


          11. One Original. There is only one original executed copy of each
              ------------
     Contract.

          12. Contract Files Complete. There exists a Contract File pertaining
              -----------------------
     to each Contract and such Contract File contains the related Contract Documents including, without limitation, (a) a fully executed original of the Contract and (b) no later than 120 days after the Funding Date for such Contract, the original Lien Certificate for such Contract. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form described in clauses (a) and (b) above have been properly filled in and each form has otherwise been correctly prepared. Notwithstanding the above, a copy of the complete Contract File for each Contract, which fulfills the documentation requirements of the Underwriting Guidelines as in effect at the time of purchase has been delivered to the Collateral Agent by TFC, on behalf of the Borrower by the related Funding Date.

          13. Contracts in Force. No Contract has been satisfied, subordinated
              ------------------
     or rescinded, and the Financed Vehicle securing each such Contract has not been released from the lien of the related Contract in whole or in part. No terms of any Contract have been waived, altered or modified in any respect since its origination, except as expressly permitted pursuant to paragraph 1(J) above by instruments or documents identified in the Contract File. No Contract has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          14. Lawful Assignment. No Contract was originated in, or is subject to
              -----------------
     the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Contract under the Purchase Agreement or the pledge thereof pursuant to this Loan Agreement or pursuant to transfers of the Note. The Borrower has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Contracts.

          15. Good Title. No Contract has been sold, transferred, assigned or
              ----------
     pledged by TFC to any Person other than the Borrower; immediately prior to the conveyance of the Contracts to the Borrower pursuant to the Purchase Agreement, TFC was the sole owner thereof and had good and indefeasible title thereto, free of any Lien; provided, however, that, with respect to
                                      --------  -------
     each Previously Financed Contract subject to a Lien in favor of an Other Lender, such Lien shall be released by such Other Lender simultaneously with the conveyance of such Contract to the Borrower pursuant to the Purchase Agreement. Upon execution and delivery of the applicable Assignment by TFC, the Borrower shall have good and indefeasible title to and will be the sole owner of such Contracts, free of any Lien, other than the Lien of the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer. No Dealer has a participation in, or other right to receive, proceeds of any Contract. TFC has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements or Dealer Assignments or to payments due under such Contracts.

          16. Security Interest in Financed Vehicle. Each Contract creates or
              -------------------------------------
     will create a valid, binding and enforceable first priority security interest in favor of TFC in the Financed Vehicle. The Lien Certificate and original certificate of title for each Financed Vehicle show, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within 120 days of the applicable Funding Date, and will show TFC named as the original secured party under each Contract as the holder of a first priority security interest in such Financed Vehicle. With respect to each Contract for which the Lien Certificate has not yet been returned from the Registrar of Titles, TFC has received written evidence from the related Dealer that such Lien Certificate showing TFC or the Collateral Agent as first lienholder has been applied for and (i) TFC's security interest has been validly assigned to the Borrower pursuant to the Purchase Agreement and
     (ii) the Borrower's security interest has been validly pledged to the Collateral Agent pursuant to the Loan Agreement. Immediately after the sale, transfer and assignment thereof by TFC to the Borrower, each Contract will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of the Borrower as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle arising subsequent to the applicable Funding Date). Immediately after the pledge of a security interest therein by the Borrower to the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, each Contract will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of the Collateral Agent as secured party, for the benefit of the Lender, the Hedge Counterparty and the Collateral Agent, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle arising subsequent to the applicable Funding
     Date). As of the applicable Funding Date, there were no Liens or claims for taxes, work, labor or materials affecting a Financed Vehicle which are or may be Liens prior or equal to the Liens of the related Contract.

          17. All Filings Made. All filings (including UCC filings) required to
              ----------------
     be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Collateral Agent a first priority perfected security interest in the Contracts and the proceeds thereof and the other Collateral have been made, taken or performed.

          18. No Impairment. Neither TFC nor the Borrower has done anything to
              -------------
     convey any right to any Person that would result in such Person having a right to payments due under the Contract or otherwise to impair the rights of the Lender, the Hedge Counterparty or the Insurer in any Contract or the proceeds thereof.

          19. Contract Not Assumable. No Contract is assumable by another Person
              ----------------------
     in a manner which would release the Obligor thereof from such Obligor's obligations to the Borrower with respect to such Contract.

          20. No Default. As of the applicable Funding Date, no Contract was in
              ----------
     default and no condition existed or event occurred that constituted a default, breach, violation or event permitting acceleration under the terms of any Contract, and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Contract has arisen, and there has been no waiver of any of the foregoing. As of the applicable Funding Date, no Financed Vehicle had been repossessed.

          21. No Defenses. As of the applicable Funding Date, no right of
              -----------
     rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Contract.

          22. Insurance. At the time of origination of each Contract, the
              ---------
     related Financed Vehicle was covered by an Insurance Policy which was (i) in an amount at least equal to the lesser of, excluding any deductible, (a) its maximum insurable value or (b) the principal amount due from the Obligor under the related Contract, (ii) naming TFC and its successors and assigns as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by either a physical loss and damage Insurance Policy or the combination of TFC's Total Loss Protection and GAP coverage. No Financed Vehicle is insured under a policy of force-placed insurance on the applicable Funding Date.

          23. Certain Characteristics of Contracts. (i) No Contract was more
              ------------------------------------
     than 30 days past due as of the applicable Funding Date; (ii) no funds have been advanced by TFC, the Borrower, the Servicer, any Dealer, or anyone acting on behalf of any of them in order to cause any Contract to qualify under subclause (i) of this clause 23; (iii) the Principal Balance of each Contract set forth in the related Contract Schedule is true and correct as of the applicable Funding Date.

          24. Allotment Processor. As of the Closing Date, Fort Knox National
              -------------------
     Bank ("FKNB") has been directed by TFC, and evidence of FKNB's acknowledgment has been received to directly transfer to the Collection Account all amounts received by it in respect of the Contracts pursuant to TFC's allotment processor program.

          25. No Bulk Product. None of the Contracts constitute Bulk Product.
              ---------------

          26. No Civilian Finance Contracts. None of the Contracts were
              -----------------------------
     originated under the Civilian Finance Program.

                                                                       EXHIBIT E

                                FORM OF CONTRACT

                                                                       EXHIBIT F


                                 COPY OF POLICY

                                                                       EXHIBIT G


                            UNDERWRITING GUIDELINES

                                                                       EXHIBIT H

                         WESTSIDE FUNDING CORPORATION

                                PROMISSORY NOTE

June 28, 2001

Amount: U.S. $75,000,000

     FOR VALUE RECEIVED, TFC Warehouse Corporation I (the "Borrower") unconditionally promises to pay on the Facility Termination Date (as defined in the Loan Agreement referred to below) to the order of Westside Funding Corporation (the "Lender") in Federal or other immediately available funds in lawful money of the United States the principal sum of SEVENTY FIVE MILLION DOLLARS (U.S. $75,000,000) or, if less, the aggregate unpaid principal amount of the Advances made by Lender to Borrower pursuant to the Loan Agreement, and to pay interest thereon from the date hereof until this Note is repaid in like money at the rates per annum and in the manner set forth in the Loan Agreement.

     The principal of and interest on this Note shall be payable in immediately available funds without set-off or counterclaim, in the manner set forth in the Loan Agreement.

     This Note is issued pursuant to the terms of the Warehouse and Security Agreement dated as of June 28, 2001, among Lender, Borrower, The Finance Company and Wells Fargo Bank Minnesota, National Association (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Loan Agreement"), and is subject to the terms thereof and is entitled to the benefits therein provided.

     Upon the occurrence of an Event of Default (as defined in the Loan Agreement), the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement, without presentment, demand, protest or notice of any kind, each of which is hereby expressly waived by Borrower.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                                             TFC WAREHOUSE CORPORATION I



                                             By: _______________________________
                                                 Name: Ronald G. Tray
                                                 Title: President and Chief
                                                        Operating Officer

                                                                       EXHIBIT I

                         NOTICE OF BORROWING AND PLEDGE

                                                                       EXHIBIT J

                   FORMS OF OPINION OF COUNSEL TO TFC PARTIES

                                                                       EXHIBIT K

                       FILING JURISDICTIONS AND OFFICES


                                      TFC
                                      ---

1.  State Corporation Commission of Virginia

2.  Clerk, Norfolk Circuit Court, Norfolk, Virginia

                                    Borrower
                                    --------

1.  Secretary of State of Delaware

2.  State Corporation Commission of Virginia

3.  Clerk, Norfolk Circuit Court, Norfolk, Virginia

                                                                       EXHIBIT L

                               TRADE NAMES, ETC.

Borrower:  None
--------

TFC:  Old Dominion Acceptance
---
      Old Dominion Acceptance, Inc.

(used in the conduct of TFC's business in the following States: Alaska, Arizona, California, Minnesota, Nebraska, Nevada, New Hampshire, New Mexico, New York, Oklahoma, Pennsylvania, Texas and Washington)

                                                                       EXHIBIT M

                    FORM OF BORROWING BASE DEFICIENCY NOTICE

                                     [DATE]



     Westside Funding Corporation              Royal Indemnity Company
     c/o AMACAR Group, L.L.C.                  11111 Carmel Commons Boulevard
     6525 Morrison Boulevard, Suite 318        Charlotte, North Carolina 28226
     Charlotte, North Carolina  28211          Attention: Tony McKenzie
     Attention: Juliana Johnson                Phone Number: (704) 543-3411
     Telecopier No.: (704) 365-1362            Fax Number: (704) 543-3566
     Telephone No.: (704) 365-0569


     Westdeutsche Landesbank Girozentrale,     Wells Fargo Bank Minnesota,
     New York Branch                           National Association
     1211 Avenue of the Americas               Sixth Street and Marquette Avenue
     New York, New York 10036                  MAC N9311-161
     Attention: Jeffrey Kramer                 Minneapolis, Minnesota 55479
     Telecopier No.: (212) 597-1423            Attention: Corporate Trust
                                               Services,
     Telephone No.: (212) 597-8368             Asset Backed Administration
                                               Telecopier No.: (612) 667-3539
                                               Telephone No.: (612) 667-8058

Ladies/Gentlemen:


     Reference is made to the Warehouse and Security Agreement, dated as of June 28, 2001 (the "Loan Agreement"; capitalized terms used but not otherwise defined herein shall have the meaning given them in the Loan Agreement), among TFC Warehouse Corporation I, a Delaware corporation (the "Borrower"), The Finance Company, a Virginia corporation ("TFC"), Westside Funding Corporation, a Delaware corporation (the "Lender"), and Wells Fargo Bank Minnesota, National Association, a national banking association (the "Collateral Agent").

     In accordance with Section 7.01(m) of the Loan Agreement, the undersigned Borrower hereby notifies you that the certain sub-prime consumer new or used automobile, light truck, van and/or motorcycle loans listed below (the "Contracts") no longer satisfy each of the eligibility criteria listed on Exhibit D of the Loan Agreement. A description of each such violation is as follows:

     (1)  Contract #:

     (2)  Date originally pledged to the Collateral Agent:

     (3)  Original principal amount of such Contract: $________________________.

     (4)  Outstanding principal amount of such Contract: $_____________________.

     (5)  Paragraph number(s) of violated eligibility criteria: _______________.

     (6)  Description of the violation of eligibility criteria: ________________

     ___________________________________________________________________________
     ___________________________________________________________________________

          The undersigned Borrower hereby notifies you that it shall no later than [on the date hereof prepay the outstanding principal amount of Advances in part or in whole, together with accrued and unpaid interest on, and other costs relating to such prepayment under the Loan Agreement payable by the Borrower with respect to, the principal amount prepaid] [the second (2nd) Business Day after the date hereof pledge additional Eligible Contracts to the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer (which shall be in all respects acceptable to the Lender and the Insurer)], such that after giving effect to such [prepayment] [pledge] the Total Outstanding Advances will not exceed the Borrowing Base.

                                   Very truly yours,

                                   TFC WAREHOUSE CORPORATION I



                                   By:  __________________________________
                                        Name:
                                        Title:

                                                                       EXHIBIT N

                         SCHEDULE OF TFC INDEBTEDNESS

                            [To be provided by TFC]

                                                                       EXHIBIT O

                           SCHEDULE OF TFC INSURANCE

                            [To be provided by TFC]

                                                                       EXHIBIT P

                           NET REALIZED LOSS MATRIX


               Monthly            Trigger              Event of
               Period              Event               Default
               ------              -----               -------
                1-3                0.10%                 0.15%
                4-6                0.75%                 0.90%
                7-9                3.20%                 3.50%
               10-12               7.75%                 8.50%
               13-15              11.80%                12.75%
               16-18              15.20%                16.50%
               19-21              18.75%                19.70%
               22-24              20.45%                22.10%
               25-27              22.50%                23.15%
               28-30              22.60%                24.40%
               31-33              23.45%                25.35%
               34-36              24.05%                26.00%

                                                                       EXHIBIT Q

                              FORM OF GAP POLICY

                                                                       EXHIBIT R

                     FORM OF TOTAL LOSS PROTECTION POLICY

                                                                       EXHIBIT S

                            TFC'S DEFERMENT POLICY

                                     R-T-1